FUND TYPE:
---------------------------

Global stock


INVESTMENT OBJECTIVE:
---------------------------
Long-term growth of capital

                               [GRAPHIC OMITTED]

PRUDENTIAL GLOBAL
GROWTH FUND

--------------------------------------------------------------------------------

PROSPECTUS: FEBRUARY 2, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                              [LOGO] Prudential
                                                                     Investments

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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1    Risk/Return Summary

1    Investment Objective and Principal Strategies


1    Principal Risks

2    Evaluating Performance

4    Fees and Expenses


6    How the Series Invests


6    Investment Objective and Policies

7    Other Investments and Strategies

11   Investment Risks


13   How the Series is Managed


13   Board of Directors

13   Manager

13   Investment Adviser

14   Portfolio Managers

14   Distributor


15   Series Distributions and Tax Issues


15   Distributions

16   Tax Issues

17   If You Sell or Exchange Your Shares


19   How to Buy, Sell and Exchange Shares of the Series


19   How to Buy Shares

27   How to Sell Your Shares

30   How to Exchange Your Shares

32   Telephone Redemptions or Exchanges

33   Financial Highlights


38   The Prudential Mutual Fund Family

     For More Information (Back Cover)


--------------------------------------------------------------------------------
Prudential Global Growth Fund                          [CLIP ART] (800) 225-1852

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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


      This prospectus provides information about PRUDENTIAL GLOBAL GROWTH FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series--the PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (whose shares are not currently available for purchase) and the PRUDENTIAL INTERNATIONAL VALUE FUND. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in equity-related securities of medium-size and large U.S. and FOREIGN (NON-U.S. BASED) COMPANIES.

      We use a growth investment style when deciding which securities to buy for the Series. This means that we look for companies that we believe are undervalued and/or which we believe will grow faster and generate better earnings from other companies. Some of the characteristics we look for include strong competitive advantages, effective research and product development and strong management and finances. Generally, we consider selling a security when the security no longer displays conditions for growth, is no longer undervalued, or falls short of expectations.


      While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
WE'RE GROWTH INVESTORS

We look primarily for stock that we believe is undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research and product development, strong management or financial strength.
--------------------------------------------------------------------------------

PRINCIPAL RISKS


      Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down and you could lose money.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


      Generally, the securities of large and medium-sized companies are more stable than the securities of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.

      There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program.


      There are special risks that may arise with the continuing transition to the euro as the common currency of the European Economic and Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro during the transition period, as well as the possibility that the euro will cause markets to become more volatile.

      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


A number of factors--including risk--affect how the Series performs. The bar chart and table below demonstrate the risk of investing in the Series. The bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. It also shows how returns can change from year to year. The table shows how the Series' average annual total returns compare with a stock index and a group of similar mutual funds. Past performance is not an indication that the Series will achieve similar results in the future.



--------------------------------------------------------------------------------
2  Prudential Global Growth Fund                       [CLIP ART] (800) 225-1852

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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

Annual Returns (Class B shares)(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar graph in the printed material]

                               1990          -16.51%
                               1991           12.29%
                               1992           -5.27%
                               1993           47.90%
                               1994           -5.49%
                               1995           14.18%
                               1996           18.21%
                               1997            4.25%
                               1998           22.47%
                               1999           47.59%


Best Quarter: 30.90% (4th quarter of 1999) Worst Quarter: (14.91)% (3rd quarter of 1998)

--------------------------------------------------------------------------------

(1) These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.


Average Annual Returns (as of 12/31/99)(1)
--------------------------------------------------------------------------------
                           1 YEAR    5 YEARS    10 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------------
Class A shares             41.13      20.11       n/a      12.98 (since 1-22-90)
--------------------------------------------------------------------------------
Class B shares             42.59      20.43      12.18     15.28 (since 5-15-84)
--------------------------------------------------------------------------------
Class C shares             45.04      20.25       n/a      17.40 (since 8-1-94)
--------------------------------------------------------------------------------
Class Z shares             48.96        N/A       n/a      23.03 (since 3-1-96)
--------------------------------------------------------------------------------
MSCI World(2)              24.93      19.76      11.42              n/a
--------------------------------------------------------------------------------
Lipper Average(3)          35.97      19.24      12.40              n/a


(1)   The Series' returns are after deduction of sales charges and expenses.


(2) The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of performance of approximately 1,500 securities listed on stock exchanges of the U.S., Europe, Canada, Australia, and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI World Index returns since the inception of each class are 12.06% for Class A, 16.47% for Class B, 17.99% for Class C and 19.67% for Class Z shares.

(3) The Lipper Average is based on the average return of all mutual funds in the Global Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 12.91% for Class A,15.79% for Class B, 17.36% for Class C and 19.79% for Class Z shares. Source: Lipper, Inc.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

FEES AND EXPENSES


These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


Shareholder Fees(1) (paid directly from your investment)
---------------------------------------------------------------------------------------
                                                  CLASS A   CLASS B    CLASS C  CLASS Z
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5%      None        1%     None
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
  imposed on sales (as a percentage
  of the lower of original purchase
  price or sale proceeds)                          None        5%(2)      1%(3)  None
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions     None       None      None     None
---------------------------------------------------------------------------------------
Redemption fees                                    None       None      None     None
---------------------------------------------------------------------------------------
Exchange fee                                       None       None      None     None
---------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Series assets)
---------------------------------------------------------------------------------------
                                                  CLASS A   CLASS B    CLASS C  CLASS Z

---------------------------------------------------------------------------------------
Management fees                                     .75%       .75%      .75%     .75%
---------------------------------------------------------------------------------------
+ Distribution and service (12b-1) fees             .30%(4)    .92%     1.00%    None
---------------------------------------------------------------------------------------
+ Other  expenses                                   .32%       .32%      .32%     .32%
---------------------------------------------------------------------------------------
= TOTAL ANNUAL SERIES OPERATING EXPENSES           1.37%      1.99%     2.07%    1.07%
---------------------------------------------------------------------------------------
-  Waivers                                          .05%(4)   None      None     None
---------------------------------------------------------------------------------------
=  Net annual Series operating expenses            1.32%(4)   1.99%     2.07%    1.07%
---------------------------------------------------------------------------------------


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


(4) For the fiscal year ending October 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A Shares.



--------------------------------------------------------------------------------
4  Prudential Global Growth Fund                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                           1 YR            3 YRS         5 YRS        10 YRS
--------------------------------------------------------------------------------
Class A shares             $628             $907         $1,208       $2,060
--------------------------------------------------------------------------------
Class B shares             $702             $924         $1,173       $2,082
--------------------------------------------------------------------------------
Class C shares             $408             $742         $1,202       $2,476
--------------------------------------------------------------------------------
Class Z shares             $109             $340         $  590       $1,306
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------
                           1 YR            3 YRS         5 YRS        10 YRS
--------------------------------------------------------------------------------
Class A shares             $628             $907         $1,208       $2,060
--------------------------------------------------------------------------------
Class B shares             $202             $624         $1,073       $2,082
--------------------------------------------------------------------------------
Class C shares             $308             $742         $1,202       $2,476
--------------------------------------------------------------------------------
Class Z shares             $109             $340         $  590       $1,306
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to seek LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we seek investments that will increase in value over a period of years. We invest primarily in the EQUITY-RELATED SECURITIES OF U.S. AND FOREIGN COMPANIES. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

=> its securities are traded principally on stock exchanges in one or more foreign countries;
=> it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
=>    it maintains 50% or more of its assets in one or more foreign countries;
=>    it is organized under the laws of a foreign country; or
=>    its principal executive office is located in a foreign country.

      While we make every effort to achieve our objective, we can't guarantee success.

      While the Series may invest in companies of any size, in the past we have invested, and we currently intend to invest, primarily in medium-size and large companies, which means companies with a MARKET CAPITALIZATION of $1 billion or more (market capitalization is the price per share times the number of outstanding shares). Geographically, we intend to have investments in at least four developed countries, including the U.S. We may invest in stock markets and countries around the world, including countries in the Pacific Basin (like Japan and Australia), Western Europe (like the United Kingdom and Germany) and North America (like the U.S. and Canada).

      From time to time, on a temporary basis, we may invest up to 65% of the Series' total assets in just one country, and under unusual market conditions, we may temporarily invest all of our assets in U.S. equities. During that period we may not be able to achieve our investment objectives.


--------------------------------------------------------------------------------
OUR INVESTMENT STRATEGY

In deciding which securities to buy, we use a growth investment style. That is, we look for companies that we believe are undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management and financial strength. We consider selling a security when the conditions for growth are no longer present or begin to change, the price of the security reaches the level we expected, or when the security falls short of our expectations.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6  Prudential Global Growth Fund                       [CLIP ART] (800) 225-1852

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HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


      In selecting securities for the Series, we use a bottom-up approach based on a company's growth potential, and we focus the Series' portfolio on companies that have one or more of the following characteristics:


=>    prospects for above-average earnings growth per share;
=>    high return on invested capital;
=>    healthy balance sheets;
=>    sound financial and accounting policies and overall financial strength;
=>    strong competitive advantages;
=>    effective research and product development and marketing;
=>    efficient service;
=>    pricing flexibility;
=>    strength of management; and
=> general operating characteristics that will allow the companies to compete successfully in their marketplace.

      Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.


      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


      The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES


While the Series invests primarily in common stock, preferred stock and other equity-related securities, it may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.


EQUITY-RELATED SECURITIES


These include common stock, preferred stock or securities that may be converted to or exchanged for common stock--known as convertible securities--like rights and warrants. The Series may also invest in American Depositary Receipts (ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities.

The Series may participate in the initial public offering (IPO) market. IPO investments may increase the Series' total returns. As the Series' assets grow, the impact of IPO investments will decline which may reduce the Series' total returns.


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES Money market instruments and bonds are known as FIXED-INCOME securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

      If we believe it is necessary, we may temporarily invest 100% of the Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but may help to preserve the Series' assets when global or international markets are unstable.


      Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."


REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.


--------------------------------------------------------------------------------
8  Prudential Global Growth Fund                       [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

DERIVATIVE STRATEGIES


We may use a number of alternative DERIVATIVE STRATEGIES to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.


OPTIONS


The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


     For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."


ADDITIONAL STRATEGIES


The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" the SAI.



--------------------------------------------------------------------------------
10  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Their Investments and Risks" in the SAI.


Investment Type
% of Series' Total Assets       Risks                            Potential Rewards
-------------------------------------------------------------------------------------------

FOREIGN SECURITIES IN      =>  Foreign markets, economies    =>  Investors can participate
GENERAL                         and political systems,            in the growth of foreign
                                particularly those in             markets through investments
Up to 100%                      developing countries, may         in companies operating
                                not be as stable as in the        in those markets
                                U.S.
Up to 65% in one country   =>  Currency risk--changing       =>  Opportunities for
on a temporary basis            values of foreign                 diversification
                                currencies
                           =>  May be less liquid than
                                U.S. stocks and bonds
                           =>  Differences in foreign laws,
                                accounting standards and
                                public information and
                                custody and settlement
                                practices
                           =>  Investment in emerging
                                markets securities are
                                subject to greater
                                volatility and price
                                declines
-------------------------------------------------------------------------------------------
COMMON STOCKS AND          =>  Individual stocks could       =>  Historically, stocks have
OTHER EQUITY-RELATED            lose value                        outperformed other
SECURITIES                 =>  The equity markets could           investments over the long
                                go down, resulting in             term
At least 65%; up to 100%        a decline in value of        =>  Generally, economic
                                the Series investments            growth leads to higher
Up to 100% in U.S.         =>  Companies that pay                 corporate profits, which
equities on a                   dividends may not                 leads to an increase
temporary basis                 do so if they don't               in stock prices, known as
                                have profits or                   capital appreciation
                                adequate cash flow           =>  May be a source of dividend
                           =>  Changes in economic or             income
                                political conditions,
                                both domestic and
                                international, may result
                                in a decline in value of
                                the Series' investments
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

Investment Type (cont'd)
% of Series' Total Assets       Risks                            Potential Rewards
-------------------------------------------------------------------------------------------

INVESTMENT-GRADE BONDS     =>  Credit risk--the risk that    =>  Regular interest income
                                the borrower can't pay       =>  Generally more secure
Up to 35%                       back the money borrowed           than stock since
                                or make interest payments         companies must pay
                           =>  Market risk--the risk that         their debts before
                                bonds or other debt               they pay dividends.
                                instruments may lose
                                value in the market
                                because interest rates
                                change or there is a lack
                                of confidence in the
                                borrower
-------------------------------------------------------------------------------------------
                           =>  Derivatives used for risk     =>  Derivatives could make
DERIVATIVES                     management may not                money and protect
                                fully correspond to               against losses if the
Percentage varies               the underlying positions          investment analysis
                                and this could result             proves correct
                                in losses to the Series      =>  Derivatives that involve
                                that would not have               everage could generate
                                otherwise occurred                substantial gains at low
                                                                  cost
                           =>  Derivatives, such as          =>  One way to manage the
                                futures, options and              Series' risk/return
                                foreign currency forward          balance is by locking
                                contracts, may not have           in the value of an
                                the effects intended and          investment ahead of time
                                may result in losses or
                                missed opportunities
                           =>  The other party to a
                                derivatives contract
                                could default
                           =>  Derivatives can increase
                                share price volatility
                                and those that involve
                                leverage could magnify
                                losses
                           =>  Certain types of derivatives
                                involve costs that can
                                reduce returns
-------------------------------------------------------------------------------------------
                           =>  May be difficult to value     =>  May offer a more
ILLIQUID SECURITIES             precisely                         attractive yield or
                           =>  May be difficult to sell at        potential for growth
Up to 15% of net assets         the time or place desired         than more widely
                                                                  traded securities
-------------------------------------------------------------------------------------------
                           =>  Limits potential for capital  =>  May preserve the Series'
MONEY MARKET                    appreciation and achieving         assets
INSTRUMENTS                     our objective
                           =>  See credit risk and market
Up to 100% on a                 risk under the heading
temporary basis                 "Investment-grade bonds"
                                above.
-------------------------------------------------------------------------------------------



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12  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series investment adviser. For the fiscal year ended October 31, 1999, the Series paid management fees of .75% of the average daily net assets of the Series.

      PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the Manager to all of the Prudential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $75.6 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM is responsible for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


The Series is co-managed by DANIEL J. DUANE, CFA; INGRID HOLM, CFA AND MICHELLE PICKER, FSA.

      Dan Duane is a Managing Director of Prudential Investments and has managed the Series since 1991. He earned a B.A. from Boston College, a PH.D. from Yale University and an M.B.A. from New York University. He was awarded the Chartered Financial Anyalyst (CFA) designation.

      Ingrid Holm is a Vice President of Prudential Investments who joined Prudential in 1987. She has co-managed the Series since October 1997. Ingrid earned a B.S. from University of Pennsylvania's Wharton School of Business and an M.B.A. from Columbia University. She was also awarded the Chartered Financial Analyst designation.

      Michelle Picker is a Vice President of Prudential Investments who joined Prudential in 1992. She has co-managed the Series since October 1997. Michelle earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She was also awarded the Chartered Financial Analyst designation.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



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Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

      Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.

      The Series also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.

      For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to


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taxes, unless your shares are held in a qualified tax-deferred plan or account.
For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.

Withholding Taxes

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends


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are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

      If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

      Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value

--------------------------------------------------------------------------------

                                 + $
                            ============== > CAPITAL GAIN (taxes owed)
         RECEIPTS FROM SALE |                OR
                            ============== > CAPITAL LOSS (offset against gain)
                                 - $

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------

since you purchased them, you have capital gains, which are subject to the taxes described above.

      Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

      When choosing a share class, you should consider the following:

      =>    The amount of your investment
      =>    The length of time you expect to hold the shares and the impact of the varying distribution fees
      =>    The different sales charges that apply to each share class--Class
            A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
      =>    Whether you qualify for any reduction or waiver of sales charges


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      =>    The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

      =>    Whether you qualify to purchase Class Z shares

      See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

----------------------------------------------------------------------------------------------------
                                     CLASS A            CLASS B           CLASS C            CLASS Z
----------------------------------------------------------------------------------------------------
Minimum purchase
  amount (1)                         $1,000             $1,000            $2,500             None
----------------------------------------------------------------------------------------------------
Minimum amount for
  subsequent purchases (1)           $100               $100              $100               None
----------------------------------------------------------------------------------------------------
Maximum  initial                     5% of the public   None              1% of the public
  sales charge                        offering price                       offering price    None
----------------------------------------------------------------------------------------------------
Contingent Deferred                  None               If Sold During:   1% on sales
  Sales Charge (CDSC)(2)                                Year 1       5%   made within
                                                        Year 2       4%   18 months
                                                        Year 3       3%   of purchase (2)    None
                                                        Year 4       2%
                                                        Year 5/6     1%
                                                        Year 7       0%
----------------------------------------------------------------------------------------------------
Annual distribution
  and service (12b-1)
  fees (shown as a                   .30 of 1%          1%                1%                 None
  percentage of average              (.25 of 1%
  net assets) (3)                    currently)
----------------------------------------------------------------------------------------------------


-------------------
(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)."

(3) These distribution and service fees are paid from the Series' assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for each of Class B and Class C shares. For the fiscal year ending October 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                         SALES CHARGE AS%           SALES CHARGE AS       DEALER
AMOUNT OF PURCHASE      OF OFFERING PRICE        OF AMOUNT INVESTED    ALLOWANCE
--------------------------------------------------------------------------------
Less than $25,000                   5.00%                     5.26%        4.75%
--------------------------------------------------------------------------------
$25,000 to $49,999                  4.50%                     4.71%        4.25%
--------------------------------------------------------------------------------
$50,000 to $99,999                  4.00%                     4.17%        3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                3.25%                     3.36%        3.00%
--------------------------------------------------------------------------------
$250,000 to $499,999                2.50%                     2.56%        2.40%
--------------------------------------------------------------------------------
$500,000 to $999,999                2.00%                     2.04%        1.90%
--------------------------------------------------------------------------------
$1 million and above*                None                      None         None
--------------------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

      To satisfy the purchase amounts above, you can

      =>    Invest with a group of investors who are related to you;
      =>    Buy the Class A shares of two or more Prudential Mutual Funds at the same time;
      =>    Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or
      =>    Sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Series and other Prudential Mutual Funds within 13 months.

      The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


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Mutual Series Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      => Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or
      => Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."


Waiving Class C's Initial Sales Charge

Benefit Plans. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:


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      =>    purchase your shares through an account at Prudential Securities;
      =>    purchase your shares through an ADVANTAGE Account or an Investor
            Account with Pruco Securities Corporation; or
      =>    purchase your shares through other brokers.

      The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitiled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

Qualifying for Class Z Shares


Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      => Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
      => Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:


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      =>    Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the
            Prudential mutual funds are an available option,
      =>    Current and former Directors/Trustees of the Prudential Mutual Funds
            (including the Series), and
      =>    Prudential, with an investment of $10 million or more.


      In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

Class B Shares Convert to Class A Shares After Approximately Seven Years If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.


      When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."



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Step 3: Understanding the Price You'll Pay


The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

      We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.


What Price Will You Pay for Shares of the Series?


For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

--------------------------------------------------------------------------------
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.
--------------------------------------------------------------------------------



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                                                                              25
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Step 4: Additional Shareholder Services

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


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The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order.


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If you hold shares through a broker, payment will be credited to your account.
If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

Contingent Deferred Sales Charges (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

      => Amounts representing shares you purchased with reinvested dividends and distributions
      => Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares
      => Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the


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28  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852
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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC--Class B Shares

The CDSC will be waived if the Class B shares are sold:


      =>    After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;
      =>    To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
      =>    On certain sales from a Systematic Withdrawal Plan.

      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."


Waiver of the CDSC--Class C Shares

Benefit Plans The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


--------------------------------------------------------------------------------
                                                                              29
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

Redemption in Kind

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you


--------------------------------------------------------------------------------
30  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

      Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."


      If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


--------------------------------------------------------------------------------
                                                                              31
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

Frequent Trading

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.

      The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption or exchange privilege may be modifiied or terminated at any time. If this occurs, you will receive a written notice from the Fund.



--------------------------------------------------------------------------------
32  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the financial performance of the Fund. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


      Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL GLOBAL GROWTH FUND: CLASS A SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.

Class A Shares (fiscal year ended 10-31)
Per Share Operating Performance             1999         1998(1)       1997          1996          1995(1)

----------------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF YEAR       $  16.16      $  17.27      $  16.62      $  15.52      $  14.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                          (.05)         (.02)         (.01)           --           .01
Net realized and unrealized gain
 on investment and foreign
 currency transactions                       5.82           .82          1.96          1.83           .81

TOTAL FROM INVESTMENT OPERATIONS             5.77           .80          1.95          1.83           .82
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                           (.14)         (.11)         (.05)           --            --
Distributions from net realized
 capital gains                               (.60)        (1.80)        (1.25)         (.73)         (.19)
TOTAL DISTRIBUTIONS                          (.74)        (1.91)        (1.30)         (.73)         (.19)

NET ASSET VALUE, END OF YEAR                21.19      $  16.16      $  17.27      $  16.62      $  15.52

TOTAL RETURN(2)                             36.83%         5.71%        12.42%        12.33%         5.74%
----------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                    1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR (000)            $339,620      $251,018      $258,080      $234,700      $222,002

Average net assets (000)                  298,009      $260,774      $265,380      $222,948      $174,316
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees        1.32          1.38%         1.39%         1.45%         1.51%
Expenses, excluding distribution fees        1.07          1.13%         1.14%         1.20%         1.26%
Net investment income (loss)                 (.27)         (.14)%         .01%         (.04)%         .10%
Portfolio turnover                             59%           61%           64%           52%           50%
----------------------------------------------------------------------------------------------------------

(1)   Based on the average number of shares outstanding, by class.

(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.



--------------------------------------------------------------------------------
34  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL GLOBAL GROWTH FUND: CLASS B SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996. were audited by other independent auditors whose reports were unqualified.


Class B Shares (fiscal year ended 10-31)

Per Share Operating Performance           1999          1998(1)       1997          1996          1995(1)

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR     $  15.26      $  16.42      $  15.96      $  15.03      $  14.53
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss                        (.17)         (.13)         (.12)         (.08)         (.11)
Net realized and unrealized gain
 on investment and foreign
 currency transactions                     5.51           .78          1.88          1.74           .80

TOTAL FROM INVESTMENT OPERATIONS           5.34           .65          1.76          1.66           .69
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net
 investment income                         (.02)         (.01)         (.05)           --            --
Distributions from net realized
 capital gains                             (.60)        (1.80)        (1.25)         (.73)         (.19)
TOTAL DISTRIBUTIONS                        (.62)        (1.81)        (1.30)         (.73)         (.19)
NET ASSET VALUE, END OF YEAR           $  19.98      $  15.26      $  16.42      $  15.96      $  15.03

TOTAL RETURN(2)                           36.00%         4.95%        11.70%        11.57%         4.98%

---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                   1999          1998          1997          1996          1995
---------------------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR (000)            $310,458      $274,248      $335,007      $326,978      $268,498

Average net assets (000)                 $297,322      $312,569      $350,518      $294,230      $287,656
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees        1.99%         2.06%         2.07%         2.12%         2.19%
Expenses, excluding distribution fees        1.07%         1.13%         1.14%         1.20%         1.27%
Net investment income (loss)                 (.96%)        (.82)%        (.68)%        (.67)%        (.84)%
Portfolio turnover                             59%           61%           64%           52%           50%
---------------------------------------------------------------------------------------------------------

(1)   Based on the average number of shares outstanding, by class.

(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL GLOBAL GROWTH FUND: CLASS C SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 were audited by other independent auditors whose reports were unqualified.

Class C Shares (fiscal year ended 10-31)
Per Share Operating Performance             1999       1998(1)       1997        1996        1995(1)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $ 15.25      $ 16.41      $ 15.96      $15.03     $  14.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                         (.18)        (.14)       (0.11)       (.05)        (.11)
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                      5.51          .78         1.86        1.71          .80
TOTAL FROM INVESTMENT OPERATIONS            5.33          .64         1.75        1.66          .69
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net              (.01)          --(2)      (.05)         --           --
 investment income(2)
Distributions from net realized
 capital gains                              (.60)       (1.80)       (1.25)       (.73)        (.19)
TOTAL DISTRIBUTIONS                         (.61)       (1.81)       (1.30)       (.73)        (.19)
NET ASSET VALUE, END OF YEAR               19.97      $ 15.25      $ 16.41      $15.96     $  15.03
TOTAL RETURN(3)                            35.94%        4.90%       11.63%      11.57%        4.98%
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                    1999         1998         1997        1996        1995
----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000)            $14,184      $10,698      $10,244      $7,693     $  3,733
Average net assets (000)                 $11,866      $10,286      $ 9,093      $5,516     $  2,284
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees       2.07%        2.13%        2.14%       2.20%        2.25%
Expenses, excluding distribution fees       1.07%        1.13%        1.14%       1.20%        1.25%
Net investment income (loss)               (1.02)%       (.90)%      (0.75)%      (.72)%       (.76)%
Portfolio turnover                            59%          61%          64%         52%          50%
----------------------------------------------------------------------------------------------------

(1)   Based on the weighted average number of shares outstanding, by class.

(2)   1998 distribution was $.001.

(3) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.





--------------------------------------------------------------------------------
36  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL GLOBAL GROWTH FUND: CLASS Z SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors whose report was unqualified.

Class Z Shares (fiscal year ended 10-31)
PER SHARE OPERATING PERFORMANCE                      1999(1)      1998(1)       1997        1996
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 16.23      $ 17.35      $ 16.65      $ 15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                    --          .02          .04          .06
Net realized and unrealized gain on
 investment and foreign currency transactions          5.84          .82         1.96         1.18
TOTAL FROM INVESTMENT OPERATIONS                       5.84          .84         2.00         1.24
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income       (.18)        (.16)        (.05)          --
Distributions from net realized capital gains          (.60)       (1.80)       (1.25)        (.01)
TOTAL DISTRIBUTIONS                                    (.78)       (1.96)       (1.30)        (.01)
NET ASSET VALUE, END OF PERIOD                      $ 21.29      $ 16.23      $ 17.35      $ 16.65
TOTAL RETURN(2)                                       37.25%        5.97%       12.72%        8.06%
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                               1999        1998         1997         1996
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                     $48,430      $36,338      $44,412      $40,416
Average net assets (000)                            $42,312      $41,799      $46,545      $26,452

RATIOS TO AVERAGE NET ASSETS:

Expenses, including distribution fees                  1.07%        1.13%        1.14%        1.20%(3)
Expenses, excluding distribution fees                  1.07%        1.13%        1.14%        1.20%(3)
Net investment income (loss)                           (.02)%        .12%         .27%         .55%(3)
Portfolio turnover                                       59%          61%          64%          52%
---------------------------------------------------------------------------------------------------

(1)   Based on the average number of shares outstanding, by class.

(2) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

(3) Annualized. Information shown is for the period 3-1-96 (when Class Z shares were first offered) through 10-31-96.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  Prudential Financial Service Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL TAX-MANAGED EQUITY FUND

NICHOLAS-APPLEGATE FUND, INC.
  Nicholas-Applegate Growth Equity Fund
TARGET FUNDS
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds

PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  Prudential Active Balanced Fund

GLOBAL FUNDS

Global Stock Funds

PRUDENTIAL DEVELOPING MARKETS FUND
  Prudential Developing Markets
    Equity Fund
  Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
GLOBAL UTILITY FUND, INC.

TARGET FUNDS
  International Equity Fund

Global Bond Funds

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.


--------------------------------------------------------------------------------
38  Prudential Global Growth Fund                      [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

Taxable Bond Funds

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  Income Portfolio
TARGET FUNDS
  Total Return Bond Fund

Tax-Exempt Bond Funds

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  California Series
  California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
  High Income Series
  Insured Series


PRUDENTIAL MUNICIPAL SERIES FUND
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.


MONEY MARKET FUNDS

Taxable Money Market Funds

CASH ACCUMULATION TRUST
  Liquid Assets Fund
  National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  Money Market Series
  U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

Tax-Free Money Market Funds

PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

COMMAND Funds

COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

Institutional Money Market Funds

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  Institutional Money Market Series


--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555
      (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM

--------------------------------------------------------------------------------


Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL INFORMATION (SAI)

      (incorporated by reference into this prospectus)


ANNUAL REPORT

      (contains a discussion of the market conditions and investment strategies that significantly affect the Series' performance)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
      By Electronic Request:
      publicinfo@sec.gov
      (The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
      (For hours of operation, call 1(202) 942-8090.)

Via the Internet:

on the EDGAR Database at
http://www.sec.gov


--------------------------------------------------------------------------------
                                                                       QUOTRON
CUSIP Numbers:                                                        Numbers:
Class A Shares--743969-10-7                                              PRGAX
Class B Shares--743969-20-6                                              PRGLX
Class C Shares--743969-30-5                                              PRGCX
Class Z Shares--743969-40-4                                              PWGZX


Investment Company Act File No:
811-3981

                                        [RECYCLE LOGO] Printed on Recycled Paper

MF115A

FUND TYPE:
---------------------------
International stock

INVESTMENT OBJECTIVE:
---------------------------
Long-term growth of
capital

                               [GRAPHIC OMITTED]

PRUDENTIAL
INTERNATIONAL
VALUE FUND
--------------------------------------------------------------------------------

PROSPECTUS: FEBRUARY 2, 2000


As with all mututal funds, the Securities and Exchange Commission has not approved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                              [LOGO] Prudential
                                                                     Investments

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

1     Risk/Return Summary

1     Investment Objective and Principal Strategies

2     Principal Risks


3     Evaluating Performance

4     Fees and Expenses

6     How the Series Invests

6     Investment Objective and Policies

7     Other Investments and Strategies

11    Investment Risks

13    How the Series is Managed

13    Board of Directors

13    Manager

13    Investment Adviser

14    Portfolio Manager

14    Distributor

15    Series Distributions and Tax Issues

15    Distributions

16    Tax Issues

17    If You Sell or Exchange Your Shares

19    How to Buy, Sell and Exchange Shares of the Series

19    How to Buy Shares

27    How to Sell Your Shares

31    How to Exchange Your Shares

32    Telephone Redemptions or Exchanges

34    Financial Highlights

40    The Prudential Mutual Fund Family


      For More Information (Back Cover)


--------------------------------------------------------------------------------
Prudential International Value Fund                    [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


     This prospectus provides information about PRUDENTIAL INTERNATIONAL VALUE FUND (the Series), which is a separate diversified series of the PRUDENTIAL WORLD FUND, INC. (the Fund). The Fund consists of two additional series--the PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (whose shares are not currently available for purchase) AND THE PRUDENTIAL GLOBAL GROWTH FUND. This prospectus relates only to the Series. For information about the two other series, you should contact the Fund.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------
WE'RE VALUE INVESTORS

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's sales, book value and cash flow.
--------------------------------------------------------------------------------


Our investment objective is LONG-TERM GROWTH OF CAPITAL. Income is a secondary objective. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of FOREIGN (NON-U.S. BASED) COMPANIES OF ALL SIZES. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock and preferred stock of foreign companies in at least three different countries, with no more than 25% of our net assets in any one country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

      We use a value investment style when deciding which securities to buy for the Series. That is, we invest in stocks that we believe are undervalued, given the issuer's financial and business outlook. When a security is no longer undervalued, or we believe it cannot maintain its current price, we consider selling.


      While we make every effort to achieve our objective, we can't guarantee success.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down. In addition to an individual stock losing value, the value of the EQUITY MARKETS of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.


      There is also risk involved in the investment strategies we may use. Some of our strategies depend on correctly predicting whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Series could lose value, and you could lose money. The Series does not represent a complete investment program.


      There are special risks that may arise with the continuing transition to the euro as the common currency of the European Economic and Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro during the transition period, as well as the possibility that the euro will cause markets to become more volatile.

      An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
2  Prudential International Value Fund                 [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE


A number of factors--including risk--affect how the Series performs. The bar chart and table below demonstrate the risk of investing in the Series. The following bar chart shows the Series' performance for each full calendar year of operation for the last 7 years.It also shows how returns can change from year to year. The table shows how the Series' average annual total returns compare with a stock index and a group of similar mutual funds. Past performance is not an indication that the Series will achieve similar results in the future.


Annual Returns (Class Z shares)(1)
--------------------------------------------------------------------------------

     [The following was represented as a bar chart in the printed material]

                              1993      37.56%
                              1994       3.62%
                              1995       9.04%
                              1996      17.44%
                              1997       6.52%
                              1998      11.14%
                              1999      32.46%


Best Quarter: 16.23% (1st quarter of 1998) Worst Quarter: -15.85% (3rd quarter of 1998)

--------------------------------------------------------------------------------

(1) These annual returns do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

Average Annual Returns (as of 12/31/99)(1)
--------------------------------------------------------------------------------


                       1 YEAR      5 YEARS         SINCE INCEPTION
--------------------------------------------------------------------------------
Class A shares         25.54%         N/A%     14.93% (since 9-23-96)
--------------------------------------------------------------------------------
Class B shares         26.11%         N/A%     15.41% (since 9-23-96)
--------------------------------------------------------------------------------
Class C shares         28.80%         N/A%     15.49% (since 9-23-96)
--------------------------------------------------------------------------------
Class Z shares         32.46%       10.55%     16.23% (since 11-5-92)
--------------------------------------------------------------------------------
MSCI EAFE(2)           26.96%       12.83%       n/a
--------------------------------------------------------------------------------
Lipper Average(3)      40.80%       15.05%       n/a
--------------------------------------------------------------------------------


(1)   The Series' returns are after deduction of sales charges and expenses.


(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia and the Far East. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. MSCI EAFE(R) Index returns since inception of each class are 15.01% for Class A, 15.01% for Class B,15.01% for Class C and 14.56% for Class Z shares.

(3) The Lipper Average is based on the average return of all mutual funds in the International Funds category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since inception of each class are 18.15% for Class A, 18.15% for Class B, 18.15% for Class C and 15.62% for Class Z shares. Source: Lipper, Inc.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."



Shareholder Fees(1) (paid directly from your investment)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C    CLASS Z
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)     5%        None          1%       None
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 imposed on sales (as a percentage
 of the lower of original purchase
 price or sale proceeds)                         None          5%(2)       1%(3)    None
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
 reinvested dividends and other
 distributions                                   None        None        None       None
------------------------------------------------------------------------------------------
Redemption fees                                  None        None        None       None
------------------------------------------------------------------------------------------
Exchange fee                                     None        None        None       None
------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Series assets)
--------------------------------------------------------------------------------

                                              CLASS A     CLASS B     CLASS C    CLASS Z
-----------------------------------------------------------------------------------------

Management fees                               1.00%        1.00%       1.00%      1.00%

-----------------------------------------------------------------------------------------
+  Distribution and service (12b-1) fees       .30%(4)     1.00%       1.00%       None
-----------------------------------------------------------------------------------------
+  Other  expenses                            0.36%        0.36%       0.36%      0.36%
-----------------------------------------------------------------------------------------
=  Total annual Series operating expenses     1.66%        2.36%       2.36%      1.36%
-----------------------------------------------------------------------------------------
-  Waivers                                     .05%(4)      None        None       None
-----------------------------------------------------------------------------------------
=  Net annual Series operating expenses       1.61%(4)     2.36%       2.36%      1.36%
-----------------------------------------------------------------------------------------

(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares covert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

(4) For the fiscal year ending October 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A Shares.


--------------------------------------------------------------------------------
4  Prudential International Value Fund                 [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.


      The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                 1 YR        3 YRS        5 YRS      10 YRS
--------------------------------------------------------------------------------
Class A shares                   $656         $993       $1,353      $2,363
--------------------------------------------------------------------------------
Class B shares                   $739       $1,036       $1,360      $2,441
--------------------------------------------------------------------------------
Class C shares                   $437         $829       $1,348      $2,769
--------------------------------------------------------------------------------
Class Z shares                   $138         $431        $ 745      $1,635


You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------------------------
                                 1 YR        3 YRS        5 YRS      10 YRS
--------------------------------------------------------------------------------
Class A shares                   $656         $993       $1,353      $2,363
--------------------------------------------------------------------------------
Class B shares                   $239         $736       $1,260      $2,441
--------------------------------------------------------------------------------
Class C shares                   $337         $829       $1,348      $2,769
--------------------------------------------------------------------------------
Class Z shares                   $138         $431        $ 745      $1,635



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Series is to seek LONG-TERM GROWTH OF CAPITAL through investment in equity securities of foreign issuers. Income is a secondary objective. This means we seek investments--primarily the common stock and preferred stock of FOREIGN COMPANIES--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

=> its securities are traded principally on stock exchanges in one or more foreign countries;
=> it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
=>    it maintains 50% or more of its assets in one or more foreign countries;
=>    it is organized under the laws of a foreign country; or
=>    its principal executive office is located in a foreign country.


      While we make every effort to achieve our objective, we can't guarantee success.


      In deciding whether to buy a particular security, we look at a number of factors, including the company's sales, earnings, book value, cash flow and overall ability to grow and profit. We take a bottom-up security selection approach, rather than allocating by country or sector. Typically we focus on companies that have been operating for at least three years.

      Under normal conditions, we intend to invest at least 65% of our total assets in the common stock and preferred stock of non-U.S. companies in at least three foreign countries, with no more than 25% of our net assets in any one country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S. However, under unusual market conditions, on a temporary basis, we may invest up to 100% of the Series' total assets in the stock and other equity-related securities of U.S. companies. Thus, the Series will not be able to achieve its investment objective for that period.

      The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or


--------------------------------------------------------------------------------
OUR INVESTMENT STRATEGY

We look primarily for securities that are undervalued. This means that the price of a security--in our view--is lower than it really should be, given the company's financial and business outlook. The idea is to find undervalued securities before the rest of the market and buy them before the price goes up. We consider selling a security after it has increased in value to the point where we believe the price is no longer undervalued or we believe the security cannot maintain its current price.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6  Prudential International Value Fund                 [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

      In selecting securities for the Series, we look at several factors:

=>    sales;
=>    earnings;
=>    book value;
=>    cash flow; and
=>    overall ability to grow and profit.

      Generally, we consider selling a security when the security is no longer undervalued, or we believe it cannot maintain its current price.

      For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


      The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

While the Series invests primarily in common stock and preferred stock, it may invest in other securities or use certain investment strategies to increase returns or protect their assets if market conditions warrant.

EQUITY-RELATED SECURITIES


These include common stock, preferred stock or securities that may be converted to or exchange for common stock--known as convertible securities--like rights and warrants. The Series may also invest in American Depository Receipts
(ADRs), which are certificates--usually issued by a U.S. bank or trust company--that represent an equity investment in a foreign company or some other foreign issuer. ADRs are valued in U.S. dollars. We consider ADRs to be equity-related securities.

     The Series may participate in the initial public offering (IPO) market. IPO investments may increase the Fund's total returns. As a Fund's assets grow, the impact of IPO investments will decline which may reduce a Fund's total returns.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME SECURITIES

Money market instruments and bonds are known as FIXED-INCOME securities because issuers of these securities are obligated to pay interest and principal.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


      If we believe it is necessary, we may temporarily invest 100% of the Series' assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, and therefore our investment objective, but may help to preserve the Series' assets when global or international markets are unstable.

      Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. In addition, the Series may invest up to 5% of its assets in lower-rated instruments that are more speculative, including high-yield or "junk" bonds. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."


REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.

DERIVATIVE STRATEGIES


We may use a number of alternative DERIVATIVE STRATEGIES to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market



--------------------------------------------------------------------------------
8  Prudential International Value Fund                 [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.

OPTIONS


The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."


FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.


      For more information about these strategies, see the SAI, "Description of the Series, Their Investments and Risks--Hedging and Return Enhancement Strategies."



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

ADDITIONAL STRATEGIES


The Series follows certain policies when it BORROWS MONEY (the Series can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.



--------------------------------------------------------------------------------
10  Prudential International Value Fund                [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT RISKS


As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Their Investments and Risks" in the SAI.


Investment Type

% of Series' Total Assets        Risks                       Potential Rewards
--------------------------------------------------------------------------------
FOREIGN SECURITIES IN        => Foreign                  => Investors can
GENERAL                          markets, economies          participate
                                 and political               in the growth of
At least 65%; up to 100%         systems, particularly       foreign markets and
                                 those in developing         companies operating
                                 countries, may not be       in those
                                 as stable as in the         markets
                                 U.S.                    => Opportunities
                             => Currency                     for diversification
                                 risk--the risk that
                                 the values of foreign
                                 currencies will
                                 decline
                             => May be less
                                 liquid than
                                 U.S. stocks and bonds
                             => Differences in
                                 foreign laws,
                                 accounting standards
                                 and public
                                 information and
                                 custody and
                                 settlement practices
                             => Investment in
                                 emerging markets
                                 securities are
                                 subject to greater
                                 volatility and price
                                 declines
--------------------------------------------------------------------------------
COMMON STOCKS AND            => Individual               => Historically,
OTHER EQUITY-RELATED             stocks could                stocks have
SECURITIES                       lose value                  outperformed other
                             => The equity                   investments over
At least 65% to 100%             markets could               the long term
                                 go down, resulting in   => Generally, economic
Up to 100% in U.S.               a decline in value of       growth leads
equities on a temporary          the Series investments      to higher corporate
basis                        => Companies that               profits, which
                                 pay dividends may not       leads to an
                                 do so if they don't         increase in stock
                                 have profits                prices, known as
                                 or adequate cash flow       capital
                             => Changes in                   appreciation
                                 economic or political   => May be a source
                                 conditions,                 of dividend income
                                 both domestic and
                                 international, may
                                 result in
                                 a decline in value of
                                 the Series'
                                 investments
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------


Investment Type (cont'd)
% of Series' Total Assets        Risks                       Potential Rewards
--------------------------------------------------------------------------------
                             => Credit risk--the         => Regular interest
INVESTMENT-GRADE BONDS           risk that                   income
                                 the borrower can't      => Generally more
Up to 35%                        pay back the money          secure
                                 borrowed or make            than stock since
                                 interest payments           companies must pay
                             => Market risk--the             their debts before
                                 risk that bonds or          they pay dividends.
                                 other debt
                                 instruments may lose
                                 value in the market
                                 because interest
                                 rates change or there
                                 is a lack  of
                                 confidence in the
                                 borrower
--------------------------------------------------------------------------------
                             => Derivatives,             => Derivatives
DERIVATIVES                      used for risk               could make money
                                 management may not          and protect against
Percentage varies                fully correspond to         losses if the
                                 the underlying              investment analysis
                                 positions and this          proves correct
                                 could result in losses  => Derivatives that
                                 to the Series that          involve leverage
                                 would not have              could generate
                                 otherwise occurred          substantial gains
                             => Derivatives,                 at low cost
                                 such as futures,        => One way to
                                 options and foreign         manage the Series'
                                 currency forward            risk/return
                                 contracts, may not          balance is by
                                 have the effects            locking in
                                 intended and may            the value of an
                                 result in losses or         investment ahead of
                                 missed opportunities        time
                             => The other party
                                 to a derivatives
                                 contract could default
                             => Derivatives can
                                 increase share price
                                 volatility and
                                 derivatives that
                                 involve leverage
                                 could magnify losses
                             => Certain types of
                                 derivatives involve
                                 costs that can reduce
                                 returns
--------------------------------------------------------------------------------
                             => May be                   => May offer a more
Illiquid securities              difficult to value          attractive yield or
                                 precisely                   potential for
Up to 15% of net assets      => May be                       growth than more
                                 difficult to sell at        widely traded
                                 the time or place           securities
                                 desired
--------------------------------------------------------------------------------
                             => Limits                   => May preserve the
MONEY MARKET INSTRUMENTS         potential for capital       Series' assets
                                 appreciation and
Up to 100% on a                  achieving our
temporary basis                  investment objective
                             => See credit risk
                                 and market risk under
                                 the heading
                                 "Investment-grade
                                 bonds" above
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
12  Prudential International Value Fund                [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. For the fiscal year ended October 31, 1999, the Series paid fees of 1.00% of the average daily net assets of the Series.

      PIFM and its predecessors have served as managers or administrator to investment companies since 1987. As of December 31, 1999, PIFM served as the Manager to all of the Prudential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $75.6 billion.


INVESTMENT ADVISER


MERCATOR ASSET MANAGEMENT, L.P. (THE SUBADVISER)
2400 EAST COMMERCIAL BLVD.,
SUITE 810, FORT LAUDERDALE, FL 33308


      PIFM is responsible for all investment advisory services, supervises the subadviser and pays the subadviser for its services.


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HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------


PORTFOLIO MANAGER

Peter F. Spano, CFA, is a founder of Mercator, which started in 1984. He has managed the Series since its inception in November 1992. Peter earned a B.B.A. from St. John's University and an M.B.A. from Baruch College, City University of New York. He has also been awarded the Chartered Financial Analyst designation.

      Peter, along with his partners at Mercator, are value investors who seek undervalued stocks with good prospects for earnings growth momentum. They focus on bottom-up stock selection, rather than country or sector allocation. Research is performed internally. External research through a global network of analysts supports the intensive fundamental research done in-house.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.



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Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

      Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

      The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.

      The Series also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.

      For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to


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SERIES DISTRIBUTIONS AND TAX ISSUES
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taxes, unless your shares are held in a qualified tax-deferred plan or account.
For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

      Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.

Withholding Taxes

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends


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SERIES DISTRIBUTIONS AND TAX ISSUES
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are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified or Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

      If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

      Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value

--------------------------------------------------------------------------------

                                 + $
                            ============== > CAPITAL GAIN (taxes owed)
         RECEIPTS FROM SALE |                OR
                            ============== > CAPITAL LOSS (offset against gain)
                                 - $

--------------------------------------------------------------------------------


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                                                                              17
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SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

since you purchased them, you have capital gains, which are subject to the taxes described above.

      Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


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HOW TO BUY, SELL AND
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--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

      To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

      Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

      When choosing a share class, you should consider the following:

      =>    The amount of your investment
      =>    The length of time you expect to hold the shares and the impact of the varying distribution fees
      =>    The different sales charges that apply to each share class--Class
            A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


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                                                                              19
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HOW TO BUY, SELL AND
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      =>    Whether you qualify for any reduction or waiver of sales charges
      =>    The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
      =>    Whether you qualify to purchase Class Z shares

      See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------------
                         CLASS A           CLASS B           CLASS C           CLASS Z
--------------------------------------------------------------------------------------
Minimum purchase         $1,000            $1,000            $2,500            None
   amount (1)
--------------------------------------------------------------------------------------
Minimum amount for       $100              $100              $100              None
   subsequent
   purchases (1)
--------------------------------------------------------------------------------------
Maximum  initial         5% of the public  None              1% of the public  None
   sales charge          offering price                      offering price
--------------------------------------------------------------------------------------
Contingent Deferred      None              If Sold During:   1% on sales       None
   Sales Charge                            Year 1    5%      made within
   (CDSC) (2)                              Year 2    4%      18 months
                                           Year 3    3%      of purchase(2)
                                           Year 4    2%
                                           Year 5/6  1%
                                           Year 7    0%
                                           Year 7    0%
--------------------------------------------------------------------------------------
Annual distribution      .30 of 1%         1%                1%                None
   and service           (.25 of 1%
   (12b-1)               currently)
   fees (shown as a
   percentage of
   average
   net assets)(3)
--------------------------------------------------------------------------------------

----------------

(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."

(2) For more information about the CDSC and how it is calculated, see "Contingent Deferred Sales Charges (CDSC)."


(3) These distribution and service fees are paid from the Series' assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for each of Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee ) and is .75 of 1% for each of Class B and Class C shares. For the fiscal year ending October 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                         SALES CHARGE AS %    SALES CHARGE AS %         DEALER
AMOUNT OF PURCHASE       OF OFFERING PRICE   OF AMOUNT INVESTED      ALLOWANCE
--------------------------------------------------------------------------------
Less than $25,000                    5.00%                5.26%          4.75%
--------------------------------------------------------------------------------
$25,000 to $49,999                   4.50%                4.71%          4.25%
--------------------------------------------------------------------------------
$50,000 to $99,999                   4.00%                4.17%          3.75%
--------------------------------------------------------------------------------
$100,000 to $249,999                 3.25%                3.36%          3.00%
--------------------------------------------------------------------------------
$250,000 to $499,999                 2.50%                2.56%          2.40%
--------------------------------------------------------------------------------
$500,000 to $999,999                 2.00%                2.04%          1.90%
--------------------------------------------------------------------------------
$1 million and above*                 None                 None           None
--------------------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

      To satisfy the purchase amounts above, you can

      =>    Invest with a group of investors who are related to you;
      =>    Buy the Class A shares of two or more Prudential Mutual Funds at the same time;
      =>    Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or
      =>    Sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Series and other Prudential Mutual Funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.


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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Series Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      => Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or
      => Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."



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WAIVING CLASS C'S INITIAL SALES CHARGE

Benefit Plans. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

      =>    purchase your shares through an account at Prudential Securities;
      =>    purchase your shares through an ADVANTAGE Account or an Investor
            Account with Pruco Securities Corporation; or
      =>    purchase your shares through other brokers.

      The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitiled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES


Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      => Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the


--------------------------------------------------------------------------------
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            sponsor's name and charges its clients a management, consulting or other fee for its services, or
      => Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

      => Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      => Current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and

      =>    Prudential, with an investment of $10 million or more.

      In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

      When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you


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will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


      We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?


For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial


--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                              25
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--------------------------------------------------------------------------------

sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how


--------------------------------------------------------------------------------
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to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

      When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:


--------------------------------------------------------------------------------
                                                                              27
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--------------------------------------------------------------------------------

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

      If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

      => Amounts representing shares you purchased with reinvested dividends and distributions


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HOW TO BUY, SELL AND
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      =>    Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares
      => Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

      Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

      Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

      The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:


      =>    After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;
      =>    To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and
      =>    On certain sales from a Systematic Withdrawal Plan.



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                                                                              29
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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


      For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."


WAIVER OF THE CDSC--CLASS C SHARES

Benefit Plans The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."


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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

      If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

      There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.


--------------------------------------------------------------------------------
                                                                              31
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HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------

      Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

      If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTION OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the fund at
(800) 225-1825 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.



--------------------------------------------------------------------------------
32  Prudential International Value Fund                [CLIP ART] (800) 225-1852
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HOW TO BUY, SELL AND
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EXCHANGE SHARES OF THE SERIES
--------------------------------------------------------------------------------


      The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights will help you evaluate the financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

      Review each chart with the financial statements and report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS A SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



Class A Shares (fiscal year ended 10-31)

Per Share Operating Performance                  1999        1998      1997(1)    1996(2)     1996(3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.33      $18.24     $16.59     $16.48      $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .27         .27        .24       (.01)         --
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                            3.97         .40       1.85        .12        (.06)
TOTAL FROM INVESTMENT OPERATIONS                  4.24         .67       2.09        .11        (.06)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.15)       (.18)      (.24)        --          --
Distributions from net realized capital gains       --        (.40)      (.20)        --          --
TOTAL DISTRIBUTIONS                               (.15)       (.58)      (.44)        --          --
NET ASSET VALUE, END OF PERIOD                  $22.42      $18.33     $18.24     $16.59      $16.48
TOTAL RETURN(4)                                  23.30%       3.85%     12.85%       .67%       (.36)%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                          1999        1998       1997       1996        1996
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                $61,036     $47,237    $36,184     $5,169(5)     $199(5)
Average net assets (000)                       $52,732     $44,708    $18,779     $2,793(5)     $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees             1.61%       1.62%      1.75%      2.05%(6)    2.46%(6)
Expenses, excluding distribution fees             1.36%       1.37%      1.50%      1.80%(6)    2.21%(6)
Net investment income (loss)                      1.35%       1.28%      1.40%     (1.03)%(6)    .75%(6)
Portfolio turnover                                  21%         15%         9%         4%         15%
-----------------------------------------------------------------------------------------------------

(1) Calculated based on the weighted average number of shares outstanding during the year.


(2)   Information shown is for period 10-1-96 through 10-31-96.


(3) Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the Prudential International Value Fund, had a fiscal year end of September 30. Prudential International Value Fund has a fiscal year end of October 31.


(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

(5)   Figures are actual and are not rounded to the nearest thousand.

(6)   Annualized.


--------------------------------------------------------------------------------
35  Prudential International Value Fund                [CLIP ART] (800) 225-1852
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS B SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



Class B Shares (fiscal year ended 10-31)

Per Share Operating Performance                     1999       1998    1997(1)    1996(2)     1996(3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $18.18     $18.13    $16.57     $16.47      $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .12        .10       .12       (.02)         --
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                              3.94        .43      1.84        .12        (.07)
TOTAL FROM INVESTMENT OPERATIONS                    4.06        .53      1.96        .10        (.07)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.01)      (.08)     (.20)        --          --
Distributions from net realized capital gains         --       (.40)     (.20)        --          --
TOTAL DISTRIBUTIONS                                 (.01)      (.48)     (.40)        --          --
NET ASSET VALUE, END OF PERIOD                    $22.23     $18.18    $18.13     $16.57      $16.47
TOTAL RETURN(4)                                    22.34%      3.05%    12.04%       .61%       (.42)%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                            1999       1998      1997       1996        1996
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                 $101,043    $93,896   $87,155     $1,922(5)     $199(5)
Average net assets (000)                         $98,842    $98,444   $47,584       $313(5)     $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees               2.36%      2.37%     2.50%      2.80%(6)    3.21%(6)
Expenses, excluding distribution fees               1.36%      1.37%     1.50%      1.80%(6)    2.21%(6)
Net investment income (loss)                         .59%       .53%      .65%     (1.78)%(6)      0%(6)
Portfolio turnover                                    21%        15%        9%         4%         15%
-----------------------------------------------------------------------------------------------------

(1) Calculated based on the weighted average number of shares outstanding during the year.


(2)   Information shown is for period 10-1-96 through 10-31-96.


(3) Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the Prudential International Value Fund, had a fiscal year end of September 30. Prudential International Value Fund has a fiscal year end of October 31.


(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

(5)   Figures are actual and are not rounded to the nearest thousand.

(6)   Annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS C SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the one month period ended October 31, 1996 and the period from September 23, 1996 through September 30, 1996 were audited by other independent auditors whose reports were unqualified.



Class C Shares (fiscal year ended 10-31)
Per Share Operating Performance                   1999        1998     1997(1)     1996(2)   1996(3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.18      $18.13     $16.57      $16.47    $16.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       .11         .10        .12        (.02)       --
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                            3.95         .43       1.84         .12      (.07)
TOTAL FROM INVESTMENT OPERATIONS                  4.06         .53       1.96         .10      (.07)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income              (.01)       (.08)      (.20)         --        --
Distributions from net realized capital gains       --        (.40)      (.20)         --        --
TOTAL DISTRIBUTIONS                               (.01)       (.48)      (.40)         --        --
NET ASSET VALUE, END OF PERIOD                  $22.23      $18.18     $18.13      $16.57    $16.47
TOTAL RETURN(4)                                  22.34%       3.05%     12.04%        .61%     (.42)%
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data                          1999        1998       1997        1996      1996
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000)                $18,078     $14,271    $12,354       $200(5)   $199(5)
Average net assets (000)                        15,815     $14,345     $7,473       $202(5)   $199(5)
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution fees             2.36%       2.37%      2.50%      2.80%(6)  3.21%(6)
Expenses, excluding distribution fees             1.36%       1.37%      1.50%      1.80%(6)  2.21%(6)
Net investment income (loss)                       .59%        .53%       .65%     (1.78)%(6)    0%(6)
Portfolio turnover                                  21%         15%         9%         4%       15%
-----------------------------------------------------------------------------------------------------

(1) Calculated based on the weighted average number of shares outstanding during the year.


(2)   Information shown is for period 10-1-96 through 10-31-96.


(3) Information shown is for the period 9-23-96 (when Class A shares were first offered) through 9-30-96. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the Prudential International Value Fund, had a fiscal year end of September 30. Prudential International Value Fund has a fiscal year end of October 31.


(4) Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for a period of less than a full year is not annualized.

(5)   Figures are actual and are not rounded to the nearest thousand.

(6)   Annualized.


--------------------------------------------------------------------------------
37  Prudential International Value Fund                [CLIP ART] (800) 225-1852

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


PRUDENTIAL INTERNATIONAL VALUE FUND: CLASS Z SHARES

The financial highlights for the three years ended October 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the month period ended October 31, 1996 and for the two years ended September 30, 1996, were audited by other independent auditors whose reports were unqualified.



Class Z Shares (fiscal year ended 10-31)
Per Share Operating
Performance                       1999      1998       1997(1)   1996(3)    1996(4)   1995(4)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD               $18.38    $18.28    $16.59    $16.48     $15.25    $14.84
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)          .31       .30       .31      (.01)       .22(2)    .18(2)
Net realized and
 unrealized gain (loss) on
 investment and foreign
 currency transactions               3.99       .41      1.82       .12       1.20       .66
TOTAL FROM INVESTMENT
 OPERATIONS                          4.30       .71      2.13       .11       1.42       .84
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                   (.20)     (.21)     (.24)       --       (.19)     (.10)
Distributions from net
 realized capital gains                --      (.40)     (.20)       --         --      (.33)
TOTAL DISTRIBUTIONS                  (.20)     (.61)     (.44)       --       (.19)     (.43)
NET ASSET VALUE,
 END OF PERIOD                     $22.48    $18.38    $18.28    $16.59     $16.48    $15.25
TOTAL RETURN(5)                     23.62%     4.08%    13.13%      .67%      9.44%     5.95%
-----------------------------------------------------------------------------------------------

                                                  (CHART CONTINUES ON NEXT PAGE)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Class Z Shares (fiscal year ended 10-31) (cont'd)
Ratios/
Supplemental Data                   1999      1998(1)    1997(1)    1996(3)    1996(4)    1995(4)
 ----------------------------------------------------------------------------------------------------
NET ASSETS,
 END OF PERIOD (000)             $353,292    $254,577   $237,976   $190,428   $188,386   $136,685
Average net assets (000)         $308,917    $258,322   $219,419   $191,228   $161,356   $118,927
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, including
 distribution fees                   1.36%       1.37%      1.50%      1.80%(6)   1.61%(1)   1.60%(2)
Expenses, excluding
 distribution fees                   1.36%       1.37%      1.50%      1.80%(6)   1.61%(2)   1.60%(2)
Net investment income (loss)         1.59%       1.53%      1.65%      (.78)%(6)  1.58%(2)   1.58%(2)
Portfolio turnover                     21%         15%         9%         4%        15%        20%
----------------------------------------------------------------------------------------------------

(1) Calculated based on the weighted average number of shares outstanding during the year.

(2)   Net of expense/recovery.


(3)   Information shown is for period 10-1-96 through 10-31-96.


(4) Fiscal year ended 9-30. On September 20, 1996, the manager changed from Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund Management LLC, each company being an indirect wholly-owned subsidiary of The Prudential Insurance Company of America. International Stock Fund, a Mercator managed series of The Prudential Institutional Fund and the predecessor to the Prudential International Value Fund, had a fiscal year end of September 30. Prudential International Value Fund has a fiscal year end of October 31.


(5) Total return assumes reinvestment of dividends and any other distributions. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable.

(6)   Annualized.


--------------------------------------------------------------------------------
39  Prudential International Value Fund                [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
    Prudential Financial Service Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
    FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL TAX-MANAGED EQUITY FUND

NICHOLAS-APPLEGATE FUND, INC.
    Nicholas-Applegate Growth Equity Fund
TARGET FUNDS
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
    Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS

PRUDENTIAL DEVELOPING MARKETS FUND
    Prudential Developing Markets
       Equity Fund
    Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES
    FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
    International Equity Fund
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
    FUND, INC.



--------------------------------------------------------------------------------
40  Prudential International Value Fund                [CLIP ART] (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
    FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
    Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
    FUND, INC.
PRUDENTIAL INDEX SERIES FUND
    Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
    Income Portfolio
TARGET FUNDS
    Total Return Bond Fund

TAX-EXEMPT BOND FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
    California Series
    California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
    High Income Series
    Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS
    FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

CASH ACCUMULATION TRUST
    Liquid Assets Fund
    National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
    Money Market Series
    U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET
    Fund, Inc.
    Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS

PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
    California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

COMMAND FUNDS

COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS

PRUDENTIAL INSTITUTIONAL LIQUIDITY
    PORTFOLIO, INC.
    Institutional Money Market Series


--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555
 (if calling from outside the U.S.)


--------------------------------------------------------------------------------
Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT
 SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:

HTTP://WWW.PRUDENTIAL.COM


--------------------------------------------------------------------------------
Additional information about the Series can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL
 INFORMATION (SAI)

 (incorporated by reference into this prospectus)

ANNUAL REPORT


 (contains a discussion of the market conditions and investment strategies that significantly affect the Series' performance)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
 By Electronic Request:
 publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

In Person:

Public Reference Room in
Washington, DC
 (For hours of operation, call
 1(202) 942-8090.)

Via the Internet:

on the EDGAR Database at http://www.sec.gov


--------------------------------------------------------------------------------
                              QUOTRON
CUSIP Numbers:                Numbers
Class A Shares--743969-50-3    PISAX
Class B Shares--743969-60-2    PISBX
Class C Shares--743969-70-1      --
Class Z Shares--743969-80-0    PISZX


Investment Company Act File No:
811-3981

                                        [RECYCLE LOGO] Printed on Recycled Paper

MF115A1

PRUDENTIAL                                        PROSPECTUS JANUARY 10, 2000



PRUDENTIAL
JENNISON INTERNATIONAL GROWTH FUND


FUND TYPE  International Stock
OBJECTIVE  Long term growth of capital




                               [Prudential Logo]



BUILD
--------------------------------------------------------------------------------

As with all mutual funds, the
Securities and Exchange
Commission has not approved
the Fund's shares, nor has                              ON THE ROCK
the SEC determined that this
prospectus is complete or
accurate. It is a criminal offense
to state otherwise.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

1  Risk/Return Summary
1  Investment Objective and Principal Strategies
2  Principal Risks
2  Evaluating Performance
2  Fees and Expenses

5  How the Series Invests
7  Investment Objective and Policies
7  Other Investments and Strategies
9  Investment Risks

12 How the Series is Managed
12 Board of Directors
12 Manager
12 Investment Adviser
13 Portfolio Managers
13 Distributor

14 Series Distributions and Tax Issues
14 Distributions
15 Tax Issues
16 If You Sell or Exchange Your Shares

18 How to Buy, Sell and Exchange Shares of the Series
18 Initial Offering of Shares
19 How to Buy Shares
27 How to Sell Your Shares
31 How to Exchange Your Shares
32 Telephone Redemptions or Exchanges

34 The Prudential Mutual Fund Family

   For More Information (Back Cover)


The Series' Distributor will solicit subscriptions for the Series' shares during a subscription period expected to last from January 26, 2000 to February 25, 2000. The Series expects to begin a continuous offering of its shares on March 15, 2000.


--------------------------------------------------------------------------------
 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND      (telephone)   (800) 225-1852

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


     This prospectus provides information about Prudential Jennison International Growth Fund, which is a separate diversified series of the Prudential World Fund, Inc. (the Fund). The Fund consists of two additional series--Prudential Global Growth Fund and Prudential International Value Fund. This prospectus relates only to Prudential Jennison International Growth Fund (the Series). For information about the Prudential Global Growth Fund and the Prudential International Value Fund, you should contact the Fund.


--------SIDEBAR-----------------------------------------------------------------
We're Growth Investors

We look primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. We also try to buy such stocks at attractive prices in relation to their growth prospects.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is long-term growth of capital.We seek to achieve our objective through investment in equity-related securities of foreign issuers. This means we look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, we invest at least 65% of the Series' total assets in common stock of foreign companies operating or based in at least five different countries. The Series may invest up to 30% of its total assets in emerging markets securities, which include securities of companies located in countries or markets that are defined as developing or emerging by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities.

     Generally, we consider selling a security when there is an identifiable change in a company's fundamentals or when our expectations of future earnings growth become fully reflected in the price of that security.


     While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
                                                                               1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

PRINCIPAL RISKS


     Although we try to invest wisely, all investments involve risks. Since the Series invests primarily in common stock and preferred stock, there is the risk that the value of a particular security we own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets of the countries in which we invest could go down. There is also the additional risk that foreign political, economic and legal systems may be less stable than in the U.S. The changing value of foreign currencies could also affect the value of the assets we hold and our performance. In the case of investments in emerging markets securities, these risks are heightened and may result in greater volatility in the value of your investment.


     An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE


Because the Series will first commence operations at the conclusion of its initial offering of shares, on or about February 25, 2000, it has no performance history to report.


FEES AND EXPENSES


These tables show the sales charges, fees and expenses for each share class of the Series--Classes A, B, C and Z. Each share class has different sales charges--known as "loads"--and expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


--------------------------------------------------------------------------------
2    PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND  (telephone)  (800) 225-1852

--------------------------------------------------------
Shareholder Fees(1) (paid directly from your investment)
--------------------------------------------------------------------------------
                                               Class A   Class B   Class C  Class Z
  Maximum sales charge (load) imposed on            5%      None        1%     None
    purchases (as a percentage of offering
    price)

  Maximum deferred sales charge (load)            None       5%(2)      1%(3)  None
    imposed on sales (as a percentage
    of the lower of original purchase
    price or sale proceeds)

  Maximum sales charge (load) imposed on          None      None      None     None
    reinvested dividends and other
    distributions

  Redemption fees                                 None      None      None     None

  Exchange fee                                    None      None      None     None


------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Series assets)
--------------------------------------------------------------------------------
                                              Class A   Class B   Class C  Class Z
  Management fees                                .85%      .85%      .85%     .85%
  + Distribution and service (12b-1) fees        .30%(4)  1.00%     1.00%     None
  + Other  expenses(5)                           .39%      .39%      .39%     .39%
  = Total annual Series operating expenses      1.54%     2.24%     2.24%    1.24%
  -  Waivers                                     .05%(4)   None      None     None
  =  Net annual Series operating expenses       1.49%(4)  2.24%     2.24%    1.24%

(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.

(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.

(4) For the fiscal YEAR ending October 31, 2000, the Distributor of the Fund has contractually agreed to reduce its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A Shares.

(5)  Other expenses are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds.


     The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                        1 YR                       3 YRS
  Class A shares                        $644                        $957
  Class B shares                        $727                      $1,000
  Class C shares                        $425                        $793
  Class Z shares                        $126                        $393

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------
                                        1 YR                       3 YRS
  Class A shares                        $644                        $957
  Class B shares                        $277                        $700
  Class C shares                        $325                        $793
  Class Z shares                        $126                        $393

--------------------------------------------------------------------------------
4  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND     (telephone)  (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES


--------SIDEBAR-----------------------------------------------------------------
OUR GROWTH STRATEGY
We invest in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. We invest in at least five countries outside of the U.S. We look for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. We select stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although we may invest in companies of all sizes, we typically focus on large and medium sized companies.
--------------------------------------------------------------------------------
The investment objective of the Series is to seek long-term growth of capital. We seek to achieve our objective through investment in equity-related securities of foreign companies. This means we seek investments--primarily the common stock of FOREIGN COMPANIES--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the folllowing criteria:

> its securities are traded principally on stock exchanges in one or more foreign countries;

> it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

>    it maintains 50% or more of its assets in one or more foreign countries;

>    it is organized under the laws of a foreign country; or

>    its principal executive office is located in a foreign country.


     While we make every effort to achieve our objective, we can't guarantee success.

     Under normal conditions, we intend to invest at least 65% of our total assets in the equity-related securities of foreign companies in at least five foreign countries. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but GENERALLY NOT THE U.S.

     The principal type of equity-related security in which the Series invests is common stock. In addition to common stock, the Series may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Series may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------



     In deciding which stocks to purchase for the Series, we look for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. We use a bottom-up approach in selecting securities for the Series, which means that we select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, we look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of our research process is to have regular contact with management of the companies that we purchase in order to confirm our earnings expectations and to assess management's ability to meet its stated goals. Although we may invest in companies of all sizes, we typically focus on large and medium sized companies.

     Generally, we look for companies that have one or more of the following characteristics:

>   actual and potential growth in earnings and cash flow;
>   actual and improving profitability;
>   strong balance sheets;
>   management strength; and
>   strong market share for the company's products.

     In addition, we typically look for companies whose securities appear to be attractively valued relative to:

>   each company's peer group;
>   absolute historic valuations; and
>   existing  holdings of the Series.

     Generally, we consider selling a security when there is an identifiable change in a company's fundamentals or when our expectations of future earnings growth become fully reflected in the price of that security.

     For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Series, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

--------------------------------------------------------------------------------
6  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone)     (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

     The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

     The Series may participate in the initial public offering (IPO) market. IPO investments may increase the Series' total returns. As the Series' assets grow, the impact of IPO investments will decline which may reduce the Series' total returns.


MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. Corporations and governments issue MONEY MARKET INSTRUMENTS and BONDS to raise money. The Series may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.


     Generally, the Series will purchase only "INVESTMENT-GRADE" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Series may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above. For more information about bonds and bond ratings, see the SAI, "Appendix I, Description of Security Ratings."


--------------------------------------------------------------------------------
                                                                              7

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to100% of the Series' assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits our ability to achieve capital appreciation, but may help to preserve the Series' assets when global or international markets are unstable. When the Series is temporarily invested in equity-related securities of U.S. companies, the Series may achieve capital appreciation, although not through investment in foreign companies.


REPURCHASE AGREEMENTS

The Series may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Series.

DERIVATIVE STRATEGIES


We may use a number of alternative derivative strategies--including DERIVATIVES--to try to improve the Series' returns or protect its assets, although we cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available or that the Series will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment, a security, market index, currency, interest rate or some other asset, rate or index, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return, taking into account the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match or correspond exactly with the Series' actual portfolio holdings. In particular this will be the case when we use derivatives for return enhancement.


OPTIONS

The Series may purchase and sell put and call options on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Series will sell only covered options. Covered options are described in our SAI under "Description of the Series, its Investments and Risks--Hedging and Return Enhancement Strategies."


--------------------------------------------------------------------------------
8  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone)     (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS

The Series may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Series also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying product at a future date or to make or receive a cash payment based on the value of a securities index on a stipulated future date. The Series may also enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an over-the-counter obligation to buy or sell a given currency on a future date at a set price.

     For more information about these strategies, see the SAI, "Description of the Series, its Investments and Risks--Hedging and Return Enhancement Strategies."


OTHER STRATEGIES

The Series follows certain policies when it borrows money (the Series can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (as an operating policy, which may be changed without stockholder approval, the Series will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Series may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

--------------------------------------------------------------------------------
                                                                              9

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. This chart outlines the key risks and potential rewards of the principal investments the Series may make. See, too, "Description of the Series, Its Investments and Risks" in the SAI.

-------------------------
INVESTMENT TYPE
% OF SERIES' TOTAL ASSETS        RISKS                       POTENTIAL REWARDS
------------------------------------------------------------------------------------

  FOREIGN SECURITIES IN      >  Foreign markets,          > Investors can
  GENERAL                       economies and political     participate
                                systems, particularly       in the growth of
  AT LEAST 65%; UP TO 100%      those in developing         foreign markets
                                countries, may not be       through investments in
  UP TO 30% IN EMERGING         as stable as in the         companies operating in
  MARKET SECURITIES             U.S.                        those markets
                             >  Currency risk--changing
                                values of foreign
                                currencies can cause
                                losses
                            >   May be less liquid than
                                U.S. stocks and bonds
                            >   Differences in
                                foreign laws,
                                accounting standards
                                and public
                                information, custody
                                and settlement
                                practices
                            >   Investment in
                                emerging markets
                                securities are
                                subject to greater
                                volatility and price
                                declines

--------------------------------------------------------------------------------
                             >   Individual stock        > Historically,
  COMMON STOCKS AND              could lose                stocks have
  OTHER EQUITY-RELATED           value                     outperformed other
  SECURITIES                 >   The equity                investments over the
                                 markets could             long term
  AT LEAST 65%; UP TO 100%       go down, resulting in   > Generally, economic
                                 a decline in value of     growth leads to higher
                                 the Series investments    corporate profits,
                             >   Companies that            which leads to an
                                 pay dividends may not     increase in stock
                                 do so if they don't       prices, known as
                                 have profits              capital appreciation
                                 or adequate cash flow   > May be a source
                             >   Changes in                of dividend income
                                 economic or political
                                 conditions,
                                 both domestic and
                                 international, may
                                 result in
                                 a decline in value
                                 of  the Series'
                                 investments



--------------------------------------------------------------------------------
10  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone)     (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES INVESTS
--------------------------------------------------------------------------------

------------------------
INVESTMENT TYPE (CONT'D)
% OF SERIES' TOTAL ASSETS        RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------

                             >   Credit risk--the        >   Regular interest
  INVESTMENT-GRADE BONDS         risk that the               income
                                 borrower can't          >   High quality
  Up to 35%; usually             pay back the money          bonds are generally
  less than 10%                  borrowed or make            more secure than
                                 interest payments           stock since
                             >   Market risk--the            companies must pay
                                 risk that bonds or          their debts before
                                 other debt                  they pay dividends.
                                 instruments may lose
                                 value in the market
                                 because interest
                                 rates change or there
                                 is a lack  of
                                 confidence in the
                                 borrower
--------------------------------------------------------------------------------
                             >   Derivatives             >   Derivatives
  DERIVATIVES                    used for risk               could make
                                 management may not          money and protect
  Up to 35%; usually             fully correspond to         against losses if the
  less than 10%                  the underlying              investment analysis
                                 positions and this          proves correct
                                 could result in losses  >   Derivatives that
                                 to the Series that          involve leverage could
                                 would not have              generate substantial
                                 otherwise occurred          gains at low cost
                             >   Derivatives             >   One way to
                                 such as futures,            manage the Series'
                                 options and foreign         risk/return
                                 currency forward            balance is by locking
                                 contracts may not           in the value of an
                                 have the intended           investment ahead of
                                 effects and may             time
                                 result in losses or
                                 missed opportunities
                             >   The other party
                                 to a derivatives
                                 contract could default
                             >   Derivatives can
                                 increase share price
                                 volatility and those
                                 that involve leverage
                                 could magnify losses
                             >   Certain types of
                                 derivatives involve
                                 costs that can reduce
                                 returns
------------------------------------------------------------------------------------
                             >   May be difficult to     >  May offer a more
  ILLIQUID SECURITIES            value precisely            attractive yield or
                             >   May be difficult to        potential for growth
  Up to 15% of net assets        sell at the time or        than more widely
                                 place desired              traded securities
 ------------------------------------------------------------------------------------
                             >   Limits potential for    >  May preserve the
  MONEY MARKET INSTRUMENTS       capital appreciation       Series' assets
                                 and achieving our
  Up to 100% on a                objective
  temporary basis            >   See credit risk and
                                 market risk under the
                                 heading "Investment-
                                 grade bonds" above.
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Series.

MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077


Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. Pursuant to the agreement, PIFM may receive management fees of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets of the Series in excess of $300 million and up to and including $1.5 billion, and .70 of 1% of the average daily net assets of the Series over $1.5 billion.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of October 31, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72 billion.


INVESTMENT ADVISER


Jennison Associates LLC (Jennison) is the Series' investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services and supervises Jennison. PIFM pays Jennison at an annual rate of .60 of 1% of the average daily net assets of the Series up to and including $300 million, .50 of 1% of the average daily net assets of the Series in excess of $300 million and up to and including $1.5 billion, and .45 of 1% of the average daily net assets over $1.5 billion. As of September 30, 1999, Jennison managed approximately $48.4 billion in assets. Jennison has served as an investment adviser to investment companies since 1990.

--------------------------------------------------------------------------------
12  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND     (telephone) (800) 225-1852

--------------------------------------------------------------------------------
HOW THE SERIES IS MANAGED
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS


The Series is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr. Boyer have worked together managing international equity portfolios since 1989.

     HOWARD MOSS has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool.

     BLAIR BOYER is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.


DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C and Z shares, and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and distributes realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Series may also be subject to state income tax in the state where you live.

     Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

     The Series distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Series owns ACME Corp. stock and the stock pays a dividend, the Series will pay out a portion of this dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series.


     The Series also distributes realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Series sells its assets for a profit. For example, if the Series bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Series has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Series' total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Series holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates up to 39.6%. Different rates apply to corporate shareholders.


     For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to

--------------------------------------------------------------------------------
14 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND  (telephone)     (800) 225-1852

--------------------------------------------------------------------------------
SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Series distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends--received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Series with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Series also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of retirement plans offered by The Prudential Insurance Company of America.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

-----------SIDEBAR--------------------------------------------------------------

                      +$       CAPITAL GAIN
                   >           (taxes owned)
RECEIPTS         >
FROM SALE                  OR
                  >
                    >           CAPITAL LOSS
                      -$        (offset against gain)

--------------------------------------------------------------------------------

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Series and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

     Exchanging your shares of the Series for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value

--------------------------------------------------------------------------------
16 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND  (telephone)     (800) 225-1852

--------------------------------------------------------------------------------
SERIES DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


--------------------------------------------------------------------------------

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

INITIAL OFFERING OF SHARES


PIMS will solicit subscriptions for Class A, Class B, Class C and Class Z shares of the Series during a subscription period beginning January 26, 2000 and expected to end February 25, 2000. Series shares subscribed for during this time will be issued at a net asset value of $10.00 per share on a closing date expected to occur on February 28, 2000. An initial sales charge of up to 5% (5.26% of the net amount invested) is imposed on each transaction in Class A shares. This initial sales charge may be reduced depending on the amount of the purchase as shown in the table under "Reducing or Waiving Class A's Initial Sales Charge" or the applicability of any waiver or reduction of the sales charge. An initial sales charge of 1% (1.01% of the net amount invested) is imposed on each transaction in Class C shares. Your broker will notify you of the end of the subscription period. Payment for Series shares will be due within three days. If you send an order during the subscription period along with payment, your money will be returned unless you allow the money to be invested in Prudential MoneyMart Assets, Inc. (MoneyMart Fund), a money market fund until commencement of the closing period described below. If this is your first investment in MoneyMart Fund, all amounts received and invested in MoneyMart Fund, including any dividends received on these funds, will be automatically invested in this Series on the closing date. If you previously owned shares of MoneyMart Fund, dividends accrued on your shares will not be exchanged for Series shares.

     If you subscribe for shares, you will not have any rights as a shareholder of the Series until your shares are paid for and their issuance has been reflected in the Series' books. We reserve the right to withdraw or terminate the initial offering without notice and to refuse any order in whole or in part.

     The Series will be closed for purchases and exchanges from on or about February 28, 2000 to March 14, 2000, while the investment advisers invest the proceeds of the offering in accordance with the Series' investment objective and policies (the closing period). Beginning on or about March 15, 2000, the Series will commence a continuous offering of its shares. During the closing period, shareholders may redeem existing positions or exchange out of the Series, but the Series will be closed to new purchases and no exchanges into the Series will be accepted.


--------------------------------------------------------------------------------
18   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     >    The amount of your investment

     > The length of time you expect to hold the shares and the impact of the varying distribution fees

     > The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

--------------------------------------------------------------------------------
                                                                             19

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How to Buy, Sell and
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Exchange Shares of the Series
--------------------------------------------------------------------------------

     >    Whether you qualify for any reduction or waiver of sales charges

     > The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     >    Whether you qualify to purchase Class Z shares

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------
                          Class A         Class B          Class C      Class Z

  Minimum purchase         $1,000          $1,000           $2,500          None
    amount (1)

  Minimum amount for       $100            $100             $100            None
    subsequent purchases
    (1)

  Maximum  initial         5% of the       None             1% of the       None
    sales charge           public                           public
                           offering price                   offering price

  Contingent Deferred      None            If Sold During:  1% on sales     None
    Sales Charge (CDSC) (2)                Year 1   5%      made within
                                           Year 2   4%      18 months
                                           Year 3   3%      of purchase (2)
                                           Year 4   2%
                                           Year 5/6 1%
                                           Year 7   0%

  Annual distribution      .30 of 1%       1%               1%              None
    and service (12b-1)    (.25 of 1%
    fees (shown as a       currently)
    percentage of average
    net assets) (3)

------------

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
   SERVICES--AUTOMATIC INVESTMENT PLAN."

2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)."


3 THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR EACH OF CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE ) AND IS .75 OF 1% FOR EACH OF CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


--------------------------------------------------------------------------------
20   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------
                           SALES CHARGE AS %    SALES CHARGE AS       DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE  OF AMOUNT INVESTED     ALLOWANCE

  Less than $25,000              5.00%              5.26%              4.75%
  $25,000 to $49,999             4.50%              4.71%              4.25%
  $50,000 to $99,999             4.00%              4.17%              3.75%
  $100,000 to $249,999           3.25%              3.36%              3.00%
  $250,000 to $499,999           2.50%              2.56%              2.40%
  $500,000 to $999,999           2.00%              2.04%              1.90%
  $1 million and above*           None               None               None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

     To satisfy the purchase amounts above, you can

     >    Invest with a group of investors who are related to you;

     > Buy the Class A shares of two or more Prudential Mutual Funds at the same time;

     > Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge; or

     > Sign a LETTER OF INTENT, stating in writing that you or a group of investors will purchase a certain amount of shares in the Series and other Prudential Mutual Funds within 13 months.

     The Distributor may reallow Class A's sales charge to dealers.

--------------------------------------------------------------------------------
                                                                             21

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How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL SERIES PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation program, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."


--------------------------------------------------------------------------------
22   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
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--------------------------------------------------------------------------------

WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirements plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:

     >    purchase your shares through an account at Prudential Securities;

     > purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or

     >    purchase your shares through other brokers.

     The waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitiled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     > Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in

--------------------------------------------------------------------------------
                                                                              23

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How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

          the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     > Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     > Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     > Current and former Directors/Trustees of the Prudential mutual funds (including the Series), and

     >    Prudential, with an investment of $10 million or more.

     In connection with the sales of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.

     When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you

--------------------------------------------------------------------------------
24   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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--------------------------------------------------------------------------------


will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Conversion Feature--Class B Shares."


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is


----------SIDEBAR---------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

--------------------------------------------------------------------------------


determined by a simple calculation--it's the total value of a fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its expenses) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Series invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?


For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial


--------------------------------------------------------------------------------
                                                                             25

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How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how


--------------------------------------------------------------------------------
26   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.


     When you sell shares of the Series--also known as REDEEMING your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

--------------------------------------------------------------------------------
                                                                             27


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How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for purchases and sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

     If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold shares directly with the Transfer Agent, you may have to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

CONTINGENT DEFERRED SALES CHARGES (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     > Amounts representing shares you purchased with reinvested dividends and distributions

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28   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

     > Amounts representing shares that represent the increase in NAV above the total amount of payments for shares made during the past six years for class B shares and 18 months for Class C shares

     > Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     > After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability;

     > To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA, or Section 403(b) custodial account; and

     >    On certain sales from a Systematic Withdrawal Plan.

--------------------------------------------------------------------------------
                                                                             29

How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Series Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares."


WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Series Shares--Sale of Shares."

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30   PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   (telephone) (800) 225-1852

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How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

RETIREMENT PLANS

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

--------------------------------------------------------------------------------
                                                                              31

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------

     Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING


Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. Also when market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order subsequent to the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund (800) 225-1825. In order to redeem or exchange your shares by telephone,

--------------------------------------------------------------------------------
32 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone) (800) 225-1852

How to Buy, Sell and
--------------------------------------------------------------------------------
Exchange Shares of the Series
--------------------------------------------------------------------------------


you must complete an authorization form for telephone transactions. If you have elected telephone redemption and exchange privileges and you call the Fund before 4:15 p.m., New York time, you will receive a redemption amount based on that day's NAV.

      The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

      In the event of drastic economic or market changes, you may have difficulty redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.

      The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


--------------------------------------------------------------------------------
PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone) (800) 225-1852      33

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL SMALL-CAP INDEX FUND
   PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL JENNISON GROWTH FUND
   PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
   PRUDENTIAL FINANCIAL SERVICE FUND
   PRUDENTIAL HEALTH SCIENCES FUND
   PRUDENTIAL TECHNOLOGY FUND
   PRUDENTIAL UTILITY FUND.
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
   FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
   NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
   LARGE CAPITALIZATION GROWTH FUND
   LARGE CAPITALIZATION VALUE FUND
   SMALL CAPITALIZATION GROWTH FUND
   SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
   CONSERVATIVE GROWTH FUND
   MODERATE GROWTH FUND
   HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
   PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
   PRUDENTIAL DEVELOPING MARKETS
      EQUITY FUND
   PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL EUROPE INDEX FUND
   PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
   FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

   PRUDENTIAL GLOBAL GROWTH FUND
   PRUDENTIAL INTERNATIONAL VALUE FUND
   PRUDENTIAL JENNISON INTERNATIONAL
      GROWTH FUND

GLOBAL UTILITY FUND, INC.
TARGET FUNDS
   INTERNATIONAL EQUITY FUND
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
   LIMITED MATURITY PORTFOLIO
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

PRUDENTIAL INTERNATIONAL BOND
   FUND, INC.


--------------------------------------------------------------------------------
34  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND (telephone)   (800) 225-1852

--------------------------------------------------------------------------------
THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
   FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN
   FUND, INC.
PRUDENTIAL INDEX SERIES FUND
   PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
   INCOME PORTFOLIO
TARGET FUNDS
   TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES
   CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
   HIGH INCOME SERIES
   INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   FLORIDA SERIES
   MASSACHUSETTS SERIES
   NEW JERSEY SERIES
   NEW YORK SERIES
   NORTH CAROLINA SERIES
   OHIO SERIES
   PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
   FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
   LIQUID ASSETS FUND
   NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES
   U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
   FUND, INC.
   MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
   CONNECTICUT MONEY MARKET SERIES
   MASSACHUSETTS MONEY MARKET SERIES
   NEW JERSEY MONEY MARKET SERIES
   NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY
   PORTFOLIO, INC.
   INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------
                                                                             35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------















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36  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND   telephone (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------














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--------------------------------------------------------------------------------
                                                                             37

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before
you invest in the Fund and keep it
for future reference. For information
or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555
  (calling from outside the U.S.)

--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT
  SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------------------------------------------------------

Additional information about the Fund can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
  (incorporated by reference into
  this prospectus)

ANNUAL REPORT


(contains a discussion of the market conditions and investment strategies that significantly affect the Fund's performance)


SEMI-ANNUAL REPORT

MF190A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
  By Electronic Request:
  publicinfo@sec.gov
  (The SEC charges a fee to copy documents.)


In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1-202-942-8090.)


Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------


CUSIP Numbers:
Class A Shares--743969859
Class B Shares--743969867
Class C Shares--743969875
Class Z Shares--743969883
Investment Company Act File No:
811-3981

                           PRUDENTIAL WORLD FUND, INC.


                          PRUDENTIAL GLOBAL GROWTH FUND

                       PRUDENTIAL INTERNATIONAL VALUE FUND

                       Statement of Additional Information
                                February 2, 2000

      Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of three series: Prudential Jennison International Growth Fund (whose shares are not currently available for purchase), Prudential Global Growth Fund and Prudential International Value Fund.

      PRUDENTIAL GLOBAL GROWTH FUND'S (GLOBAL GROWTH SERIES) INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE. Global Growth Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities and debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Growth Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."

      PRUDENTIAL INTERNATIONAL VALUE FUND'S (INTERNATIONAL VALUE SERIES) INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS. INCOME IS A SECONDARY OBJECTIVE. International Value Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity-related securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Value Series' investment objective will be achieved. See "Description of the Series, their Investments and Risks."


      The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 2, 2000, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


Fund History                                                               B-2
Description of the Series, Their Investments and Risks                     B-2
Investment Restrictions                                                    B-17
Management of the Fund                                                     B-19
Control Persons and Principal Holders of Securities                        B-22
Investment Advisory and Other Services                                     B-23
Brokerage Allocation and Other Practices                                   B-28
Capital Stock and Organization                                             B-29
Purchase, Redemption and Pricing of Series Shares                          B-30
Shareholder Investment Account                                             B-39
Net Asset Value                                                            B-43
Taxes, Dividends and Distributions                                         B-44
Performance Information                                                    B-47
Financial Statements of Prudential Global Growth Fund                      B-49
Report of Independent Accountants for Prudential Global Growth Fund        B-62
Financial Statements of Prudential International Value Fund                B-63
Report of Independent Accountants for Prudential International Value Fund  B-75
Appendix I--Description of Security Ratings                                I-1
Appendix II--General Investment Information                                II-1
Appendix III--Historical Performance Data                                  III-1
Appendix IV--Information Relating to Prudential                            IV-1


================================================================================

                                  FUND HISTORY

      The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

             DESCRIPTION OF THE SERIES, THEIR INVESTMENTS AND RISKS

      (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

      (b) INVESTMENT STRATEGIES AND RISKS


      GLOBAL GROWTH SERIES: The investment objective of the Global Growth Series is to seek long-term growth of capital, with income as a secondary objective. Global Growth Series will seek to achieve this objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Growth Series may invest in all types of equity-related securities, including common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Growth Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Growth Series' annual portfolio turnover rate will not normally exceed 100%, though Global Growth Series is not restricted from investing in short-term obligations. There can be no assurance that Global Growth Series' investment objective will be achieved. For a further description of the Global Growth Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Global Growth Series' Prospectus.

      INTERNATIONAL VALUE SERIES: The investment objective of International Value Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Value Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Value Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least three foreign countries. International Value Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Value Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Value Series and International Value Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Value Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Value Series' investment objective will be achieved. For a further description of International Value Series' investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the International Value Series' Prospectus.


EQUITY-RELATED SECURITIES


      Each Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and also debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

      With respect to equity-related securities, each Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES


      Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. By July 1,

2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.


      The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

      The medium to long term impact of the transition of the member states' currencies to the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and changes in the behavior of investors, all of which will impact the Fund's investments.


U.S. GOVERNMENT SECURITIES


      Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, each Series will invest in obligations issued by an instrumentality of the U.S. Government only if the that Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the that Series. For further information, see "Mortgage-Related Securities" below.


REPURCHASE AGREEMENTS

      Each Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security.


      Each Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The relevant Subadviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

      The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreements entered into by each Series will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Each Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.


FIXED INCOME SECURITIES


      In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.


      Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.


      Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


      Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may be less liquid than higher quality securities. International Value Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Growth Series will invest only in investment grade fixed income securities.

      The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Value Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Value Series to purchase and may also have the effect of limiting the ability of International Value Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

      Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Value Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates. In the event of rising interest rates, the value of the securities held by International Value Series may decline proportionately more than if the Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Value Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Value Series and increasing the exposure of International Value Series to the risks of lower-rated securities.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


      Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. A Series will purchase when-issued or delayed securities for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.


      Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS


      International Value Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Value Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the International Value Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

      Reverse repurchase agreements involve sales by the International Value Series of portfolio securities to a financial institution concurrently with agreement by the International Value Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Value Series continues to receive principal and interest payments on these securities.

      Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Value Series with the proceeds of the initial sale may decline below the price of the securities the International Value Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Value Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Value Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowing" below. The International Value Series expects that under normal conditions, most of the borrowings of the International Value Series will consist of such investment techniques rather than bank borrowings.


MORTGAGE-RELATED SECURITIES


      Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA; this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.


      Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

      Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

      The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

      Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


      Government stripped mortgage-related interest-only (IO) and principal only
(PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Growth Series, and 15% in the case of International Value Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, each Series' Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.


      Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

      Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS


      Each Series also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs) and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


      In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act), limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

      The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement forthe pool.

SECURITIES LENDING

      Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets.

SEGREGATED ACCOUNTS

      When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

BORROWING

      Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. Neither Series intends to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.

SECURITIES OF FOREIGN ISSUERS

      The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

      The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

      Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

      Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

LIQUIDITY PUTS


      International Value Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

      Consistent with International Value Series' investment objective, International Value Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of International Value Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for the International Value Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, International Value Series' Subadviser considers, among other things, the amount of cash available to International Value Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in International Value Series.

      These instruments are not deemed to be "put options" for purposes of International Value Series' investment restrictions.


ILLIQUID SECURITIES


      Global Growth Series and International Value Series may each hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce such Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.


      Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES AND SECURITIES INDICES

      Each Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

      A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

      Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited.

      Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

      A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

      Each Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization.

      A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter
(OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.


      A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. Global Growth Series will not write put options on indices.


      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.


      Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.


      If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.


      Except as described below, the Global Growth Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Growth Series writes a call option on a broadly-based stock market index, the Global Growth Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Growth Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

      If the Global Growth Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Growth Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Growth Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Growth Series writes a call on an index which is in-the-money at the time the call is written, the Global Growth Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade, short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Growth Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Growth Series has not written a stock call option and which has not been hedged by the Global Growth Series by the sale of stock index futures. However, if the Global Growth Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Global Growth Series in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


      OPTIONS TRANSACTIONS. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.


      A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

      RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

      RISKS OF OPTIONS ON INDICES. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

      Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.


      Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

      Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

      SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer, such as a Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.Global Growth Series will write call options on indices only under the circumstances described under "Options on Securities andSecurities Indices."


      Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

      Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

      When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


      SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Growth Series will not write put options on indices.

      SPECIAL RISKS OF PURCHASING OTC OPTIONS. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that such Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

      In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

      STOCK INDEX FUTURES. Global Growth Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and such index at the time the agreement is made. No physical delivery of the underlying stocks in the index is made.

      The successful use of stock index futures contracts and options on indices by the Global Growth Series depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Growth Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Growth Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Growth Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Growth Series might create a loss on the futures contract. In addition, the ability of Global Growth Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

      Global Growth Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Growth Series' portfolio or which it intends to purchase. Global Growth Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Growth Series. The Global Growth Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Growth Series' net assets. Global Growth Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Growth Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Growth Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Growth Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Growth Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Growth Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Growth Series' total assets.


FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.


      A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract in exchange for the purchase or sale of the amount of foreign currency involved in the underlying transaction for a fixed amount of dollars, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in a loss to such Series of any expected benefit of the transaction.

      As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      Each Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractural obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning such Series will provide or receive cash that reflects any decline or increase as appropriate in the contract's value, a process known as "marking to market."


      A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

      Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.


      If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.


FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS


      A Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


      A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which such Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.


      The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.


      Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS


      Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in(1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require,set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.


      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES


      Global Growth Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Growth Series' total net assets.


RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES


      An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect offsetting transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect an offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

      Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

      Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


      There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

      Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event a Series could not close out a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

      Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

      Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.


      The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

      An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Euro.

      The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.


OTHER INVESTMENT TECHNIQUES

      Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

                             INVESTMENT RESTRICTIONS

      The investment restrictions listed below have been adopted by the indicated Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Series may not be changed without the vote of a majority of the outstanding voting securities of such Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from a Series.


      GLOBAL GROWTH SERIES MAY NOT:

      1. Purchase securities on margin (but Global Growth Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by Global Growth Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.


      2. Make short sales of securities or maintain a short position.


      3. Issue senior securities, borrow money or pledge its assets, except that Global Growth Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Global Growth Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

      4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result:(i) with respect to 75% of Global Series' total assets, more than 5% of Global Growth Series' total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of Global Growth Series' total assets (taken at current value) would be invested in a single industry.

      5. Purchase any security if as a result the Global Growth Series would then hold more than 10% of the outstanding voting securities of an issuer.


      6. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

      7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      8. Make investments for the purpose of exercising control or management.

      9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

      10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.


      11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of Global Growth Series' total assets).


      12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.


      For purposes of Restriction No. 4, the Global Growth Series will not invest 25% or more of its total assets in a single industry.

      INTERNATIONAL VALUE SERIES MAY NOT:

      1. Purchase any security if, as a result, with respect to 75% of International Value Series' total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

      2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by International Value Series.


      3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


      4. Purchase or sell real estate or interests therein (including limited partnership interests), although International Value Series may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

      5. Purchase or sell commodities or commodity futures contracts, except that International Value Series may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that International Value Series may invest in the securities of companies which operate, invest in or sponsor such programs.

      7. Issue senior securities, borrow money or pledge its assets, except that International Value Series may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

      8. Make loans except by the purchase of fixed income securities in which International Value Series may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.


      9. Make short sales of securities.


      10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by International Value Series of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

      11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed to be an underwriter under certain federal securities laws. International Value Series has no limit with respect to investments in restricted securities.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take action within three business days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

      The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

      The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS


                                POSITION WITH                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)            FUND                                DURING PAST FIVE YEARS
------------------------            ----                                ----------------------
Delayne Dedrick Gold (61)       Director         Marketing and Management Consultant.

* Robert F. Gunia (53)          Vice President   Chief Administrative Officer (since June 1999) of
                                 and Director       Prudential Investments; Vice President (since September
                                                    1997) of The Prudential Insurance Company of
                                                    America (Prudential); Executive Vice President
                                                    and Treasurer (since December 1996), Prudential
                                                    Investments Fund Management LLC (PIFM); formerly
                                                    Senior Vice President (March 1987-May 1999) of
                                                    Prudential Securities Incorporated (Prudential
                                                    Securities) and Chief Administrative Officer
                                                    (July 1990-September 1996), Director (January
                                                    1989-September 1996) and Executive Vice
                                                    President, Treasurer and Chief Financial Officer
                                                    (June 1987-September 1996) of Prudential Mutual
                                                    Fund Management, Inc. (PMF), Vice President and
                                                    Director (since May 1989) of The Asia Pacific
                                                    Fund, Inc.

Robert E. LaBlanc (65)          Director         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                    (telecommunications); formerly General Partner at Salomon
                                                    Brothers and Vice-Chairman of Continental Telecom;
                                                    Director of Storage Technology Corporation, Titan
                                                    Corporation, Salient 3 Communications, Inc. and Tribune
                                                    Company; and Trustee of Manhattan College.

* David R. Odenath, Jr. (42)    Director         Officer in Charge, President, Chief Executive Officer and Chief
                                                    Operating Officer (since June 1999). PIFM; Senior Vice
                                                    President (since June 1999), Prudential; Senior Vice
                                                    President (August 1993-May 1999), PaineWebber Group, Inc.


Robin B. Smith (60)             Director         Chairman (since August 1996) and Chief Executive Officer (since
                                                    January 1988), formerly President (September 1981-August
                                                    1996) and Chief Operating Officer (September 1981-December
                                                    1988) of Publishers Clearing House; Director of BellSouth
                                                    Corporation, Texaco Inc., Springs Industries Inc. and
                                                    Kmart Corporation.



                                POSITION WITH                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)            FUND                                DURING PAST FIVE YEARS
------------------------            ----                                ----------------------
Stephen Stoneburn (56)          Director         President and Chief Executive Officer (since June 1996), Quadrant
                                                    Media Corp. (a publishing company); formerly, President
                                                    (June 1995-June 1996), Argus Integrated Media, Inc.;
                                                    formerly Senior Vice President and Managing Director
                                                    (January 1993-1995), Cowles Business Media; and Senior
                                                    Vice President (January 1991-1992), Gralla Publications (a
                                                    division of United Newspapers, U.K.); and Senior Vice
                                                    President, Fairchild Publications, Inc.

* John R. Strangfeld, Jr. (46)  President and    Chief Executive Officer, Chairman, President and Director (since
                                Director            January 1990) of The Prudential Investment Corporation; Executive
                                                    Vice President (since February 1998), Prudential Global
                                                    Asset Management Group of Prudential; Chairman (since
                                                    August 1989), Pricoa Capital Group; formerly various
                                                    positions to Chief Executive Officer (November
                                                    1994-December 1998), Private Asset Management Group of
                                                    Prudential and Senior Vice President (January 1986-August
                                                    1989), Prudential Capital Group, a unit of Prudential.

Nancy H. Teeters (69)           Director        Economist; formerly Vice President and Chief Economist (March 1986-
                                                    June 1990), International Business Machines Corporation;
                                                    Director (since July 1991), Inland Steel Corporation.

Clay T. Whitehead (61)          Director        President, National Exchange Inc. (new business development firm)(since May 1983).

Grace C. Torres (40)            Treasurer        First Vice President (since December 1996) of PIFM; First Vice
                                and Principal       President (since March 1994), Prudential Securities; formerly
                                Financial and       First Vice President (March 1994-September 1996), Prudential
                                Accounting          Mutual Fund Management, Inc. and Vice President (July 1989-March
                                Officer             1994), Bankers Trust Corporation.

Robert C. Rosselot (39)         Secretary        Assistant General Counsel (since September 1997) of PIFM; formerly, partner with the law firm of Howard & Howard, Bloomfield Hills,
                                                    Michigan (since December 1995) and, prior thereto, Corporate
                                                    Counsel, Federated Investors (1990-1995).

Stephen M. Ungerman (46)        Assistant        Vice President and Tax Director (since March 1996), Prudential
                                Treasurer           Investments; formerly First Vice President, Prudential Mutual
                                                    Fund Management, Inc. (February 1993-September 1996).


-------------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


      The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $6,300, in addition to certain out-of-pocket expenses. Directors who serve on fund committees receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.


      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993.


      Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

      The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1999 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1999. Below are listed the Directors who have served the Fund during its most recent fiscal year.


                               Compensation Table


                                                                  TOTAL 1999
                                                                 COMPENSATION
                                                                   FROM FUND
                                                 AGGREGATE         AND FUND
                                               COMPENSATION      COMPLEX PAID
                 NAME AND POSITION               FROM FUND      TO DIRECTORS(2)
                 -----------------               ---------      ---------------

Edward D. Beach--Former Director                  $6,300      $142,500 (43/70)*
Delayne D. Gold--Director                          6,300       144,500 (43/70)*
Robert F. Gunia (1)--Director                         --            --
Don G. Hoff--Former Director                       3,750        22,500 (14/17)*
Robert F. LaBlanc--Director                        6,300        61,250 (20/39)*
David R. Oderath, Jr. (1)--Director                   --            --
Robin B. Smith--Director                           6,350        96,000 (32/44)*
Stephen Stoneburn--Director                        6,300        61,250 (20/39)*
John R. Strangfeld, Jr. (1)--Director                 --            --
Nancy H. Teeters--Director                         6,400        97,000 (25/43)*
Clay T. Whitehead--Director                          675        77,000 (38/66)*

----------
      * Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $156,478 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the fund rate.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.

      As of December 31, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

      As of December 31, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of any series were:


      NAME                                     ADDRESS                        SERIES/CLASS                   NO. SHARES/%
      ---------------------------------------------------------------------------------------------------------------------
      Pru Defined Contribution Svcs            30 Scranton Office Pk.         International Value/A            181,461/6.3%
      FBO Pru-Non Trust Accounts               Moosic, PA 18507-1
      Attn.: John Sturdy

      Prudential Employee Savings Plan         30 Scranton Office Pk.         International Value/Z          10,401,780/62%
      Attn.: Stephen Albert                    Moosic, PA 18507-1

      Prudential Trust Company                 30 Scranton Office Pk.         International Value/Z           5,043,901/31%
      FBO Pru DC Trust Accounts                Moosic, PA 18507-1
      Attn.: John Sturdy


      As of December 31, 1999, Prudential Securities was the record holder for other beneficial owners of the following:

      SERIES/CLASS                               NO. OF SHARES/%
      ----------------------------------------------------------
      Global Growth/A                            7,258,008/41.7%
      Global Growth/B                            9,224,197/56.1%
      Global Growth/C                              442,668/58.5%
      Global Growth/Z                               197,107/7.5%
      International Value/A                        1,673,065/58%
      International Value/B                      3,880,129/82.3%
      International Value/C                        688,777/82.7%
      International Value/Z                         591,286/3.6%

                     INVESTMENT ADVISORY AND OTHER SERVICES

      (A) INVESTMENT ADVISORS


      The manager of each Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1999 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.6 billion and, according to the Investment Company Institute, as of September 30, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.


      PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


      Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI), to provide subadvisory services to the Global Growth series, and Mercator Asset Management L.P. (Mercator) to provide subadvisory services to the International Value Series (PI and Mercator are also referred to collectively and individually as the investment adviser or Subadviser). PIFM also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

      For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Growth Series' average daily net assets and 1% of International Value Series' average daily net assets to 300 million and .90 of 1% of International Valor Series' average daily net assets in excess of 300 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, each Series believes that there are no such expense limitations.


      In connection with its management of the corporate affairs of each Series, PIFM bears the following expenses:

            (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' investment adviser;


            (b) all expenses incurred by PIFM or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;

            (c) with respect to the Global Growth Series, the costs and expenses payable to PI pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement);

            (d) with respect to the International Value Series, the fees payable to Mercator pursuant to the subadvisory agreement between PIFM and Mercator (also referred to as the Subadvisory Agreement as the context requires); and

            (e) with respect to International Value Series, the costs and expenses payable to PI pursuant to a subadvisory agreement between PIFM and PI.

      Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or such Series' investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares, (d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies, (g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.


      The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 1999, 1998, and 1997, PIFM received management fees of $4,871,323, $4,690,703, and $5,036,520, respectively, from Global Growth Series. For the fiscal years ended October 31, 1999, 1998, and 1997, PIFM received management fees of $4,763,060, $4,158,188 and $2,932,554 respectively, from International Value Series.

     With respect to Global Growth Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PI (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Global Growth Series. In connection therewith, PI is obligated to keep certain books and records of the Global Growth Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. Prior to January 1, 2000, PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Beginning January 1, 2000, PI receives an asset-based fee from PIFM in the amount of 1.375% of Global Growth Series' average daily net assets.

      With respect to International Value Series, PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Mercator. The Subadvisory Agreement with Mercator provides that PIFM will compensate Mercator for its services at an annual rate of .75% of International Value Series' average daily net assets up to and including $50 million, .60% of International Value Series' average daily net assets in excess of $50 million up to and including $300 million and .45% of International Value Series' average daily net assets in excess of $300 million. For the fiscal years ended October 31, 1999, 1998, and 1997 Mercator received fees of $2,668,377, $2,396,184 and $1,834,533, respectively, from PIFM. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. (Mercator, Inc.). On November 30, 1995, Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of September 30, 1999, Mercator had approximately $3.4 billion in assets under management. The Subadvisory Agreement provides that Mercator will furnish investment advisory services in connection with the management of the International Value Series. In connection therewith, Mercator is obligated to keep certain books and records of the International Value Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Mercator's performance of such services.

      Portfolio manager Peter Spano and the Mercator Asset Management team are equity specialists with approximately 100 years of combined international investing experience. They primarily use a value investing style in managing the International Value Series. Using a value investing style, International Value Series' managers search outside the U.S. for long-term growth from stocks deemed to be underpriced. Mercator's team accesses a substantial network of top equity analysts around the world who are experts in their local markets. The team screens more than 5,500 stocks outside the U.S., selecting approximately 50 significantly undervalued stocks with strong prospects for earnings growth.

      With respect to International Value Series, and pursuant to a subadvisory agreement with PIFM, PI provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Value Series. For these services, PIFM will reimburse PI for reasonable costs and expenses incurred by PI determined in a manner acceptable to PIFM.

      Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM, or (i) with respect to International Value Series, Mercator or PI and (ii) with respect to Global Growth Series, PI, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS


      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

      Each Series' Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Growth Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Value Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series' Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

GLOBAL GROWTH SERIES

      CLASS A PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $745,022 under the Class A Plan. These amounts were expended on commission credits to Prudential Securities Incorporated (Prudential Securities) and Pruco Securities Corporation (Prusec), each of which is an affiliated broker-dealer, for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1999, PIMS also received approximately $94,300 in initial sales charges.

      CLASS B PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $2,745,354 from the Series under the Class B Plan and spent approximately $1,467,400, in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $2,200 (.15%) was spent on printing and mailing of prospectuses to other than current shareholders; $339,100 (23.11%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $1,126,100 (76.74%) in the aggregate on
(i) payments of commissions and account servicing fees to its financial advisers $711,200 (48.47%) and (ii) an allocation on account of overhead and other branch office distribution expenses $414,900 (28.27%). The term "overhead and other branch office distribution related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

      The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1999, PIMS received approximately $508,700, in contingent deferred sales charges.

      CLASS C PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $118,664 from the Series under the Class C Plan and spent approximately $105,700 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $100 (.09%) was spent on printing and mailing of prospectuses to other than current shareholders; $2,000 (1.84%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $103,700 (98.07%) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $85,400 (80.79%) and (ii) an allocation on account of overhead and other branch office distribution expenses $18,300 (17.28%).

      The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1999, PIMS received contingent deferred sales charges of approximately $1,600.

     For the fiscal year ended October 31, 1999, the Distributor also received approximately $13,700 in initial sales charges attributable to Class C shares.

INTERNATIONAL VALUE SERIES

      CLASS A PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $131,829 under the Class A. Plan. These amounts were expended on commission credits to Prudential Securities and Prusec for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1999, PIMS also received approximately $86,400 in initial sales charges.

      CLASS B PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $988,422 from the Series under the Class B Plan and spent approximately, $572,000 in distributing the Class B shares of the Series. It is estimated that of the latter amounts approximately $1,200 (.22%) was spent on printing and mailing of prospectuses to other than current shareholders; $76,100 (13.30%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $494,700 (86.48%) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $334,000 (58.39%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $160,700 (28.09%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Series shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Series shares and (d) other incidental expenses relating to branch promotion of Series sales.

      The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1999, PIMS received approximately $332,600 in contingent deferred sales charges.

      CLASS C PLAN. For the fiscal year ended October 31, 1999, PIMS received payments of $158,151 from the Series under the Class C Plan and spent approximately $136,000 in distributing the Class C shares of the Series. It is estimated that of the latter amounts approximately $200 (.15%) was spent on printing and mailing of prospectuses to other than current shareholders; $4,700 (3.45%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and

$131,100 (96.40%) in the aggregate on (i) payments of commissions and account servicing fees to its financial advisers $116,100 (85.33%) and (ii) an allocation on account of overhead and other branch office distribution expenses $15,100 (11.07%).

      The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1999, PIMS received contingent deferred sales charges of approximately $2,600.

     For the fiscal year ended October 31, 1999, the Distributor also received approximately $23,000 in initial sales charges attributable to Class C shares.



      In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.


(C) OTHER SERVICE PROVIDERS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1999, the Fund incurred fees of approximately $2,184,500 for the services of PMFS.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

YEAR 2000 READINESS DISCLOSURE

      The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Although the Fund has not experienced any material problems with the services provided by the Manager, Distributor Transfer Agent or the Custodian as a result of the change from 1999 to 2000, there is a possibility that computer software systems in use might be impaired or unavailable because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readlines, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readines, the latter of which would involve substantial expenses without an assurance of success.

      Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

      Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

      Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


      The table presented below shows certain information regarding the payment of commissions by Global Growth Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1999.



                                                                                 FISCAL YEARS ENDED OCTOBER 31,
                                                                          ------------------------------------------
                                                                             1999            1998            1997
                                                                          ----------    ------------    ------------
Total brokerage commissions paid by the Series ........................   $1,533,989    $  1,836,706    $  2,048,227
Total brokerage commissions paid to Prudential Securities .............   $        0    $     18,700    $      7,900
Percentage of total brokerage commissions paid to Prudential Securities            0%            1.0%             .4%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential Securities ........            0%            1.4%             .3%



      The table presented below shows certain information regarding the payment of commissions by International Value Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1999.



                                                                    FISCAL YEARS ENDED
                                                                        OCTOBER 31,
                                                              --------------------------------
                                                                 1999        1998       1997
                                                              --------    --------    --------
Total brokerage commissions paid by the Series ............   $517,516    $342,294    $583,271
Total brokerage commissions paid to Prudential Securities .   $      0    $      0    $      0
Percentage of total brokerage commissions paid to
  Prudential Securities ...................................          0%          0%          0%
Percentage of total dollar amount of transactions involving
  commissions that were effected through Prudential
  Securities ..............................................          0%          0%          0%


                         CAPITAL STOCK AND ORGANIZATION


      THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, GLOBAL GROWTH SERIES AND INTERNATIONAL VALUE SERIES, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND, WHICH IS NOT CURRENTLY AVAILABLE FOR PUBLIC INVESTMENT, ALSO CONSISTING OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor in each Series' prospectus." In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.


      The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

      The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

      Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

      The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

      Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares and Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Series--How to Buy Shares" in the Prospectus.


      Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.


      PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given to you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Global Growth Series or International Value Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."


      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Global Growth Series or International Value Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the

Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by a Series' investment adviser.


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1999, the maximum offering price of the Series' shares is as follows:


                                                                               GLOBAL      INTERNATIONAL
                                                                           GROWTH SERIES    VALUE SERIES
                                                                           -------------    ------------
      CLASS A
      Net asset value and redemption price per Class A share ................   $21.19         $22.42
                                                                                ------         ------
      Maximum sales charge (5% of offering price) ...........................     1.12           1.18
                                                                                ------         ------
      Maximum Offering price to public ......................................   $22.31         $23.60
                                                                                ======         ======
      CLASS B
      Net asset value, offering price and redemption price per Class B share*   $19.98         $22.23
                                                                                ======         ======
      CLASS C
      Net asset value and redemption price per Class C share* ...............   $19.97         $22.23
                                                                                ======         ======
      Maximum sales charge (1% of offering price) ...........................     0.20            .22
                                                                                ------         ------
      Maximum Offering price to public ......................................   $20.17         $22.45
                                                                                ------         ------
      CLASS Z
      Net asset value, offering price and redemption price per Class Z share    $21.29         $22.48
                                                                                ======         ======


* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to each Series:


      If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

      If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES


      BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:

      o     officers of the Prudential Mutual Funds (including the Fund);

      o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

      o employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer;

      o Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

      o     members of the Board of Directors of Prudential;

      o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

      o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer;

      o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under
            Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

      o investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

      o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

      o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

      An eligible group of related Series investors includes any combination of the following:


      o     an individual;

      o     the individual's spouse, his or her children and his or her parents;


      o     the individual's and spouse's Individual Retirement Account (IRA);

      o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

      o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

      o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

      o one or more employee benefit plans of a company controlled by an individual.


      In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

      The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.

      LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the a Series and shares of other Prudential Mutual Funds (Investment Letter of Intent).

      For purposes of the Investment Letter of Intent, all shares of each Series and shares of other Prudential Mutual Funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your dealer will not be aggregated to determine the reduced sales charge.

      An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between thesales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such paymentmay be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to any individual participant in any retirement or group plans.


CLASS B AND CLASS C SHARES


      The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


      BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES


      Class Z shares of each Series currently are available for purchase by the following categories of investors:

      o Benefit Plans, provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;

      o participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Series is an available option;

      o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option;

      o Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds;

      o current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

      o employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan and;

      o     Prudential with an investment of $10 million or more.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons that distribute shares a finder's fee, from its own resources, based on appreciation of the net asset value of shares sold by such persons.


      Class Z shares of a Series may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.


RIGHTS OF ACCUMULATION


      Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

      The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 p.m., New York
Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


      If you hold shares of a Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your dealer.


      Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


      SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or
(d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission ("SEC"), by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

      REDEMPTION IN KIND. If the Director determines that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net

Asset Value" below. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of each Series, the Director may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


CONTINGENT DEFERRED SALES CHARGES

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                            OF DOLLARS INVESTED OR
           PAYMENT MADE                                  REDEMPTION PROCEEDS
           ------------                                  -------------------

          First ....................................            5.0%
          Second ...................................            4.0%
          Third ....................................            3.0%
          Fourth ...................................            2.0%
          Fifth ....................................            1.0%
          Sixth ....................................            1.0%
          Seventh ..................................            None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase, or for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


      You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate
                                                      or, in the case of a trust, a copy of the
                                                      grantor's death certificate, plus a copy of
                                                      the trust agreement identifying the grantor.


Disability--An individual will be considered          A copy of the Social Security Administration
disabled if he or she is unable to engage in          award letter or a letter from a physician on
any substantial gainful activity by reason of         the physician's letterhead stating that the
any medically determinable physical or mental         shareholder is permanently disabled. In the
impairment which can be expected to result in         case of a trust, a copy of the trust agreement
death or to be of long-continued and                  identifying the grantor will be required as
indefinite duration.                                  well). The letter must also indicate the date
                                                      of disability.

Distribution  from an IRA or 403(b)  Custodial        A copy of the distribution form from the
Account                                               custodial firm indicating (i) the date of
                                                      birth of the shareholder and(ii) that the
                                                      shareholder is over age 59 1/2 and is taking a
                                                      normal distribution--signed by the shareholder.


Distribution from Retirement Plan                     A letter signed by the plan
                                                      administrator/trustee indicating the reason
                                                      for the distribution.

Excess Contributions                                  A letter from the shareholder (for an IRA) or
                                                      the plan administrator/trustee on company
                                                      letterhead indicating the amount of the excess
                                                      and whether or not taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994


      The CDSC is reduced on redemptions of Class B shares of Global Growth series purchased prior to August 1, 1994 if, immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Growth series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Growth series in one year and an additional $450,000 of Class B shares in the following year with the result that the aggregate cost of your Class B shares of Global Growth series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                            CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                  OR REDEMPTION PROCEEDS
      YEAR SINCE PURCHASE               ----------------------------------------
         PAYMENT MADE                   $500,001 TO $1 MILLION   OVER $1 MILLION
         ------------                   ----------------------   ---------------

         First ........................          3.0%                 2.0%
         Second .......................          2.0%                 1.0%
         Third ........................          1.0%                   0%
         Fourth and thereafter ........            0%                   0%


      You must notify the Series' Transfer Agent either directly or through Prudential Securities, Prusec or your broker, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES


      BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


      Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) eligible to convert to Class A shares (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT


      Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distribution will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE


      Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

      The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
           (California Money Market Series)

          Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
           (Connecticut Money Market Series)
           (Massachusetts Money Market Series)
           (New Jersey Money Market Series)
           (New York Money Market Series)

          Prudential Money Mart Assets (Class A Shares)

          Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities' 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college for the 1993-1994 academic year averaged around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

           PERIOD OF
           MONTHLY INVESTMENTS:     $100,000    $150,000    $200,000    $250,000
           --------------------     --------    --------    --------    --------

           25 Years ...............  $  105      $  158      $  210      $  263
           20 Years ...............     170         255         340         424
           15 Years ...............     289         433         578         722
           10 Years ...............     547         820       1,093       1,366
           5 Years ................   1,361       2,041       2,721       3,402


      See "Automatic Savings Investment Plan (AIP)."


----------
      (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

      (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each Series.


      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.


      The Transfer Agent, the Distributor or the shareholder's broker act as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


      Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.


      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

         CONTRIBUTIONS                 PERSONAL
         MADE OVER:                     SAVINGS                          IRA
         ----------                     -------                          ---

         10 years                       $ 26,165                      $ 31,291
         15 years                         44,676                        58,649
         20 years                         68,109                        98,846
         25 years                         97,780                       157,909
         30 years                        135,346                       244,692

----------
      (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

      From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.


      The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

      Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.


      Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of each Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the applicable Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

      Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors; cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of a Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of each Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

      As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

      Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by a Series may be subject to original issue discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.

      Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

      A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, a Series may not be able to make such an election. For taxable years of each Series beginning after December 31, 1997, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," such Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

      Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends-received deduction for corporations.

      Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.


      Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

      Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

      Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

      If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

      Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

      Distributions may be subject to additional state and local taxes.

                             PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

      Average annual total return is computed according to the following formula:

                                  P(1+T)^n = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
              ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

      Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


      GLOBAL GROWTH SERIES: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1999 was 29.99%, 12.91% and 10.66%, respectively. The average annual total return with respect to the Class B shares of Global Growth series for the one, five and ten year periods ended on October 31, 1999 was 31.00%, 13.18% and 10.41%, respectively. The average annual total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 1999 was 33.58%, 13.04% and 13.14%, respectively. The average annual total return for Class Z shares of Global Growth series for the one year and since-inception (March 1, 1996) periods ended October 31, 1999 was 37.25% and 16.88%, respectively.

      INTERNATIONAL VALUE SERIES: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class A, Class B and Class C shares for the one year period ended October 31, 1999 was 17.14%, 17.34% and 20.12%, respectively. The average annual total return for Class A, Class B and Class C shares for the since-inception (September 22, 1996) period ended October 31, 1999 was 10.86%, 11.33% and 11.48%, respectively. The average annual total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1999 was 23.62%, 10.55% and 14.40%, respectively.


      YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                         YIELD = [((a-b/cd) + 1)^6 - 1]
                             2

Where:   a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

      AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.


      Aggregate total return represents the cumulative change in the value of an investment in the Series and is computed according to the following formula:


                                     ERV - P
                                     -------
                                        P

Where:          P = a hypothetical initial payment of $1000.
              ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


      GLOBAL GROWTH SERIES: The aggregate total return with respect to the Class A shares of Global Growth Series for the one year, five year and since-inception (January 22, 1990) periods ended October 31, 1999 was 36.83%, 93.15% and 183.21%, respectively. The aggregate total return with respect to the Class B shares of Global Growth Series for the one, five and ten year periods ended on October 31, 1999 was 36.00%, 86.73% and 169.10%, respectively. The aggregate total return for Class C shares for the one year, five year and since-inception (August 1, 1994) periods ended October 31, 1999 was 35.94%, 86.43% and 93.07%, respectively. The aggregate total return for Class Z shares of Global Growth Series for the one year and since-inception (March 1, 1996) periods ended October 31, 1999 was 37.25% and 77.15%, respectively.

      INTERNATIONAL VALUE SERIES: The aggregate total return with respect to the Class A shares of International Value Series for the one year and since-inception (September 23, 1996) periods ended October 31, 1999 was 23.30% and 44.94%, respectively. The aggregate total return with respect to the Class B shares of the International Value Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1999 was 22.34% and 41.52%, respectively. The aggregate total return with respect to the Class C shares of the Series for the one year and since-inception (September 23, 1996) periods ended on October 31, 1999 was 22.34% and 41.52%, respectively. The aggregate total return for Class Z shares for the one year, five year and since-inception (November 5, 1992) periods ended October 31, 1999 was 23.62%, 65.13% and 155.90%, respectively.

      From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term with the rate of inflation.(1)

  [The following table was depicted as a bar chart in the printed materials.]


                             PERFORMANCE
                             COMPARISON OF DIFFERENT
                             TYPES OF INVESTMENTS
                             OVER THE LONG TERM
                             (12/31/1925-12/31/1999)

                        Common Stocks                11.4%
                        Long-Term Gov't. Bonds        5.1%
                        Inflation                     3.1%

----------
    (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of                    PRUDENTIAL WORLD FUND, INC.
October 31, 1999                                  PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.0%
COMMON STOCKS--94.4%
------------------------------------------------------------
Australia--5.7%
 307,600    Brambles Industries Ltd.              $   8,655,931
 937,550    Broken Hill Proprietary Co., Ltd.         9,695,851
 575,000    Commonwealth Bank of Australia            9,429,526
4,089,200   Qantas Airways Ltd.                      13,020,504
                                                  -------------
                                                     40,801,812
------------------------------------------------------------
Finland--2.1%
 132,190    Nokia Oyj (AB)                           15,165,337
------------------------------------------------------------
France--6.7%
  26,100    Carrefour SA                              4,843,261
      12    Elf Aquitaine SA                              1,771
   2,900    Havas Advertising SA(a)                     814,854
  69,132    Lafarge SA                                6,669,371
  42,315    Legrand SA                               10,149,868
   3,200    Publicis SA(a)                              810,415
  47,775    Suez Lyonnaise des Eaux SA                7,732,033
 121,524    Total Fina SA, Ser. B                    16,464,549
                                                  -------------
                                                     47,486,122
------------------------------------------------------------
Germany--1.6%
  71,362    Mannesmann AG                            11,248,454
------------------------------------------------------------
Ireland--0.9%
 395,180    Bank of Ireland                           3,091,602
 818,300    Eircom PLC(a)                             3,407,958
                                                  -------------
                                                      6,499,560
------------------------------------------------------------
Italy--1.6%
2,486,285   UniCredito Italiano SpA                  11,665,291
------------------------------------------------------------
Japan--15.5%
 912,000    Fuji Bank Ltd.                           12,518,934
 575,000    Fujitsu Ltd.                             17,331,413
 194,000    Honda Motor Co., Ltd.                 $   8,193,904
     911    Nippon Telegraph & Telephone Corp.       13,991,840
     702    NTT Data Corp.                           11,118,790
     672    NTT Mobile Communications                17,868,394
 589,000    Olympus Optical Co., Ltd.                 7,972,066
  35,000    Softbank Corp.                           14,547,636
  52,000    Takefuji Corp.                            6,738,661
                                                  -------------
                                                    110,281,638
------------------------------------------------------------
Netherlands--2.7%
 183,750    ING Groep N.V.                           10,864,756
 279,200    Vendex KBB N.V.                           8,168,890
                                                  -------------
                                                     19,033,646
------------------------------------------------------------
Spain--3.0%
1,016,062   Banco Santander Central Hispano SA       10,573,579
 651,570    Telefonica SA                            10,744,407
                                                  -------------
                                                     21,317,986
------------------------------------------------------------
Sweden--4.0%
 559,860    Hennes & Mauritz AB,
               Ser. B                                14,918,585
 878,100    Nordbanken Holding AB                     5,092,034
 241,000    Skanska AB, Ser. B                        8,846,679
                                                  -------------
                                                     28,857,298
------------------------------------------------------------
United Kingdom--11.1%
 394,200    Alliance & Leicester PLC                  5,741,500
 746,586    Bank of Scotland                          9,339,842
 897,000    Canary Wharf Group PLC(a)                 4,755,511
 620,760    GKN PLC                                   9,990,368
 342,000    Glaxo Wellcome PLC                       10,097,352
1,201,830   Hays PLC                                 13,671,752
1,721,160   Invensys PLC                              8,474,091
3,594,825   Vodafone AirTouch PLC                    16,753,512
                                                  -------------
                                                     78,823,928

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                    PRUDENTIAL WORLD FUND, INC.
October 31, 1999                                  PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                      Value
Shares      Description                             (Note 1)
------------------------------------------------------------
United States--39.5%
  64,000    Alcoa, Inc.                           $   3,888,000
 127,900    AT&T Corp.                                5,979,325
 246,300    Atmel Corp.(a)                            9,513,337
  80,400    Chartered Semiconductor
               Manufacturing (ADR)(a)                 2,668,275
  39,400    Circuit City Stores, Inc.                 1,681,887
 233,400    Citigroup, Inc.                          12,632,775
  92,400    DII Group, Inc.(a)                        3,326,400
 219,200    Electronic Arts, Inc.(a)                 17,714,100
 319,300    Fox Entertainment Group, Inc.,
               Class A(a)                             6,904,863
 148,100    LSI Logic Corp.(a)                        7,877,069
 151,200    MCI WorldCom, Inc.(a)                    12,974,850
 197,800    Mead Corp.                                7,120,800
  59,900    MediaOne Group, Inc.(a)                   4,256,644
 156,100    Microsoft Corp.(a)                       14,449,006
  78,000    Omnicom Group, Inc.                       6,864,000
 321,500    Oracle Corp.(a)                          15,291,344
 230,800    PMC-Sierra, Inc.(a)                      21,752,900
  25,000    Quest Software, Inc.(a)                   1,843,750
  33,200    Red Hat, Inc.(a)                          2,942,350
 171,100    Safeway, Inc.(a)                          6,041,969
 143,400    SCI Systems, Inc.(a)                      7,080,375
 222,700    Seagate Technology, Inc.(a)               6,555,731
 246,200    Solectron Corp.(a)                       18,526,550
  18,500    Sony Corp. (ADR)                          2,955,375
  89,000    Telefonos de Mexico SA, Class L
               (ADR)                                  7,609,500
 199,200    Texas Instruments, Inc.                  17,878,200
 274,400    Time Warner, Inc.                        19,122,250
 320,700    USA Networks, Inc.(a)                    14,451,544
 280,300    Wells Fargo Co.                       $  13,419,362
 199,800    Wendy's International, Inc.               4,770,225
  92,400    Williams Companies, Inc.                  3,465,000
                                                  -------------
                                                    281,557,756
                                                  -------------
            Total common stocks
               (cost US$399,616,892)                672,738,828
                                                  -------------
WARRANTS--0.6%
------------------------------------------------------------
Singapore
 694,600    Development Bank Singapore,
               expiring 5/11/00
               (cost US$2,393,423)                    4,682,227
                                                  -------------
            Total long-term investments
               (cost US$402,010,315)                677,421,055
                                                  -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--3.2%
------------------------------------------------------------
Repurchase Agreements
  22,536    Joint Repurchase Agreement Account,
               5.21%, 11/01/99
               (cost US$22,536,000; Note 5)          22,536,000
                                                  -------------
------------------------------------------------------------
Total Investments--98.2%
            (cost US$424,546,315; Note 4)           699,957,055
            Other assets in excess of
               liabilities--1.8%                     12,734,901
                                                  -------------
            Net Assets--100%                      $ 712,691,956
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Portfolio of Investments as of October 31, 1999
------------------------------------------------------------
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1999 was as follows:

Telecommunications....................................   16.5%
Banking...............................................   13.4
Electronic Components.................................   12.1
Computer Software & Services..........................    7.3
Broadcasting & Publishing.............................    6.3
Electrical & Electronics..............................    5.4
Retail................................................    4.3
Building & Construction...............................    3.3
Repurchase Agreement..................................    3.2
Business & Public Services............................    3.1
Oil & Gas Exploration/Production......................    2.8
Machinery & Engineering...............................    2.8
Finance...............................................    2.8
Automobiles & Auto Parts..............................    2.6
Distribution/Wholesalers..............................    2.0
Airlines..............................................    1.8
Mineral Resources.....................................    1.4
Drugs & Medical Supplies..............................    1.4
Advertising...........................................    1.2
Paper & Forest Products...............................    1.0
Computer Hardware.....................................    0.9
Supermarkets..........................................    0.7
Restaurants...........................................    0.7
Real Estate...........................................    0.7
Metals................................................    0.5
                                                        -----
                                                         98.2
Other assets in excess of liabilities.................    1.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities               PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments, at value (cost US$424,546,315)...............................................................        $699,957,055
Foreign currency, at value (cost US$16,743,200)...........................................................          16,479,204
Cash......................................................................................................             474,785
Receivable for investments sold...........................................................................           7,592,259
Dividends and interest receivable.........................................................................           1,599,652
Receivable for Series shares sold.........................................................................             460,223
Unrealized appreciation on swaps..........................................................................             242,386
Deferred expenses and other assets........................................................................              16,144
                                                                                                                ----------------
   Total assets...........................................................................................         726,821,708
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           9,420,929
Payable for Series shares reacquired......................................................................           3,512,323
Management fee payable....................................................................................             430,437
Accrued expenses..........................................................................................             410,262
Distribution fee payable..................................................................................             311,256
Withholding taxes payable.................................................................................              44,545
                                                                                                                ----------------
   Total liabilities......................................................................................          14,129,752
                                                                                                                ----------------
Net Assets................................................................................................        $712,691,956
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    345,510
   Paid-in capital in excess of par.......................................................................         382,763,079
                                                                                                                ----------------
                                                                                                                   383,108,589
   Accumulated net investment loss........................................................................          (6,907,548)
   Accumulated net realized gain on investments...........................................................          61,090,883
   Net unrealized appreciation on investments and foreign currencies......................................         275,400,032
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................        $712,691,956
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($339,620,086 / 16,029,305 shares of common stock issued and outstanding)...........................               $21.19
   Maximum sales charge (5% of offering price)............................................................                1.12
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $22.31
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($310,458,067 / 15,536,916 shares of common stock issued and outstanding)...........................               $19.98
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($14,184,162 / 710,132 shares of common stock issued and outstanding)...............................               $19.97
   Sales charge (1% of offering price)....................................................................                  .20
                                                                                                                ----------------
   Offering price to public...............................................................................               $20.17
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($48,429,641 / 2,274,664 shares of common stock issued and outstanding).............................               $21.29
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
                                                 October 31,
Net Investment Income                                1999
Income
   Dividends (net of foreign withholding taxes
      of $620,746)............................   $  6,131,845
   Interest...................................        633,894
                                                 ------------
      Total income............................      6,765,739
                                                 ------------
Expenses
   Management fee.............................      4,871,323
   Distribution fee--Class A..................        745,022
   Distribution fee--Class B..................      2,745,354
   Distribution fee--Class C..................        118,664
   Transfer agent's fees and expenses.........      1,300,000
   Custodian's fees and expenses..............        300,000
   Reports to shareholders....................        300,000
   Registration fees..........................         60,000
   Audit fees and expenses....................         35,000
   Directors' fees and expenses...............         27,000
   Legal fees and expenses....................         20,000
   Insurance expenses.........................          8,000
   Miscellaneous..............................          6,527
                                                 ------------
      Total operating expenses................     10,536,890
   Loan interest expense......................            375
                                                 ------------
      Total expenses..........................     10,537,265
                                                 ------------
Net investment loss...........................     (3,771,526)
                                                 ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investments................................     71,853,587
   Foreign currencies.........................     (3,501,578)
                                                 ------------
                                                   68,352,009
                                                 ------------
Net change in unrealized appreciation on:
   Investments................................    134,471,530
   Foreign currencies.........................      2,288,436
   Swaps......................................        242,386
                                                 ------------
                                                  137,002,352
                                                 ------------
Net gain on investments and foreign
   currencies.................................    205,354,361
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $201,582,835
                                                 ------------
                                                 ------------

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL GLOBAL GROWTH FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                          1999             1998
Operations
   Net investment loss..........  $   (3,771,526)   $  (2,947,446)
   Net realized gain on
      investment and foreign
      currency transactions.....      68,352,009       34,606,439
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................     137,002,352        2,818,125
                                  --------------    -------------
   Net increase in net assets
      resulting from
      operations................     201,582,835       34,477,118
                                  --------------    -------------
Dividends and distributions
   (Note 1)
   Distributions in excess of
      net investment income
      Class A...................      (2,173,921)      (1,600,133)
      Class B...................        (347,370)        (202,372)
      Class C...................          (6,461)            (786)
      Class Z...................        (394,708)        (393,824)
                                  --------------    -------------
                                      (2,922,460)      (2,197,115)
                                  --------------    -------------
   Distributions from net
      realized capital gains
      Class A...................      (9,316,805)     (26,120,391)
      Class B...................     (10,421,104)     (35,471,585)
      Class C...................        (387,651)      (1,046,952)
      Class Z...................      (1,315,694)      (4,423,383)
                                  --------------    -------------
                                     (21,441,254)     (67,062,311)
                                  --------------    -------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold....     489,274,646      423,854,618
   Net asset value of shares
      issued in reinvestment of
      distributions.............      23,377,927       66,072,062
   Cost of shares reacquired....    (549,482,065)    (530,585,329)
                                  --------------    -------------
Net decrease in net assets from
   Series share transactions....     (36,829,492)     (40,658,649)
                                  --------------    -------------
Total increase (decrease).......     140,389,629      (75,440,957)
Net Assets
Beginning of year...............     572,302,327      647,743,284
                                  --------------    -------------
End of year.....................  $  712,691,956    $ 572,302,327
                                  --------------    -------------
                                  --------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: Prudential Global Growth Fund, formerly known as the Global Series (the 'Series') and Prudential International Value Fund, formerly known as the International Stock Series. The Series commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System Securities are valued at the last sales price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Swaps: A swap is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease net investment loss by $8,819,537, decrease accumulated net realized gain on investments by $20,410,312 and increase paid-in capital by $11,590,775 for realized foreign currency losses and for redemptions utilized as distributions for federal income tax purposes during the year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensated PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Series compensates PIMS with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .92 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1999.
--------------------------------------------------------------------------------

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
PIMS has advised the Series that it received approximately $94,300 and $13,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Series that during the year ended October 31, 1999, it received approximately $508,700 and $1,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively. PIFM, PIC amd PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1999, the Series incurred fees of approximately $1,244,500 for the services of PMFS. As of October 31, 1999, approximately $104,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $366,487,521 and $411,642,692, respectively.
The United States federal income tax basis of the Series' investments at October 31, 1999 was $436,455,094 and, accordingly, net unrealized appreciation for federal income tax purposes was $263,501,961 (gross unrealized appreciation--$271,880,159; gross unrealized depreciation--$8,378,198).
The Series entered into a swap with Merrill Lynch International on August 16, 1999. The Series receives the change in the market value of 955,651 shares of Taiwan Semiconductor including dividends. The Series pays 3 month LIBOR plus 0.75% based on the value of Taiwan Semiconductor on August 16, 1999, which was $3,924,954. In addition, the Series will pay a fee at termination of the swap equal to 955,651 shares of Taiwan Semiconductor times the market price on termination date times 0.0075. The termination date is August 18, 2000. At October 31, 1999, the value of the swap was $4,167,340 and the Series' basis was $3,924,954, thereby resulting in unrealized appreciation of $242,386.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1999, the Series had a 2.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $22,536,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.
Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.
Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.
Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.
------------------------------------------------------------
Note 6. Borrowings
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement
(SCA) with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was 0.055 of 1% on the unused portion of the credit facility. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
The Series utilized the line of credit on February 4, 1999 in the amount of $2,567,000 with an interest rate of 5.2625%.
--------------------------------------------------------------------------------

                                                  PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                     PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................   13,518,704    $   254,698,276
Shares issued in reinvestment of
  distributions..................      666,308         10,960,764
Shares reacquired................  (14,682,814)      (277,579,563)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (497,802)       (11,920,523)
Shares issued upon conversion
  from Class B...................      993,970         18,903,039
                                   -----------    ---------------
Net increase in shares
  outstanding....................      496,168    $     6,982,516
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................   10,859,321    $   181,121,938
Shares issued in reinvestment of
  distributions..................    1,785,945         26,321,425
Shares reacquired................  (13,130,954)      (219,688,490)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (485,688)       (12,245,127)
Shares issued upon conversion
  from Class B...................    1,078,095         18,014,302
                                   -----------    ---------------
Net increase in shares
  outstanding....................      592,407    $     5,769,175
                                   -----------    ---------------
                                   -----------    ---------------
Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Year ended October 31, 1999:
Shares sold......................    8,358,906    $   147,941,437
Shares issued in reinvestment of
  distributions..................      661,620         10,321,280
Shares reacquired................  (10,401,728)      (183,866,717)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,381,202)       (25,604,000)
Shares reacquired upon conversion
  into Class A...................   (1,051,842)       (18,903,039)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,433,044)   $   (44,507,039)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    9,903,606    $   155,002,590
Shares issued in reinvestment of
  distributions..................    2,422,180         33,924,667
Shares reacquired................  (13,616,672)      (212,628,656)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (1,290,886)       (23,701,399)
Shares reacquired upon conversion
  into Class A...................   (1,137,864)       (18,014,302)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,428,750)   $   (41,715,701)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Year ended October 31, 1999:
Shares sold......................    2,698,972    $    47,616,508
Shares issued in reinvestment of
  distributions..................       24,783            386,616
Shares reacquired................   (2,715,319)       (47,898,845)
                                   -----------    ---------------
Net increase in shares
  outstanding....................        8,436    $       104,279
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,738,671    $    42,979,629
Shares issued in reinvestment of
  distributions..................       73,474          1,028,570
Shares reacquired................   (2,734,648)       (43,156,490)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       77,497    $       851,709
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Year ended October 31, 1999:
Shares sold......................    2,088,178    $    39,018,425
Shares issued in reinvestment of
  distributions..................      103,655          1,709,267
Shares reacquired................   (2,156,231)       (40,136,940)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       35,602    $       590,752
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    2,663,009    $    44,750,461
Shares issued in reinvestment of
  distributions..................      324,879          4,797,400
Shares reacquired................   (3,307,909)       (55,111,693)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (320,021)   $    (5,563,832)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                        Class A
                                                              ------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                              ------------------------------------------------------------
                                                              1999(a)      1998(a)        1997         1996       1995(a)
                                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $  16.16     $  17.27     $  16.62     $  15.52     $  14.89
                                                              --------     --------     --------     --------     --------
Income from investment operations
Net investment income (loss)..............................        (.05)        (.02)        (.01)       --             .01
Net realized and unrealized gain on investment and foreign
   currency transactions..................................        5.82          .82         1.96         1.83          .81
                                                              --------     --------     --------     --------     --------
   Total from investment operations.......................        5.77          .80         1.95         1.83          .82
                                                              --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment income..........        (.14)        (.11)        (.05)       --           --
Distributions from net realized capital gains.............        (.60)       (1.80)       (1.25)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
   Total distributions....................................        (.74)       (1.91)       (1.30)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year..............................    $  21.19     $  16.16     $  17.27     $  16.62     $  15.52
                                                              --------     --------     --------     --------     --------
                                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................................       36.83%        5.71%       12.42%       12.33%        5.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $339,620     $251,018     $258,080     $234,700     $222,002
Average net assets (000)..................................    $298,009     $260,774     $265,380     $222,948     $174,316
Ratios to average net assets:
   Expenses, including distribution fees..................        1.32%        1.38%        1.39%        1.45%        1.51%
   Expenses, excluding distribution fees..................        1.07%        1.13%        1.14%        1.20%        1.26%
   Net investment income (loss)...........................        (.27)%       (.14)%        .01%        (.04)%        .10%
For Class A, B, C and Z shares:
Portfolio turnover rate...................................          59%          61%          64%          52%          50%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                        Class B
                                                              ------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                              ------------------------------------------------------------
                                                              1999(a)      1998(a)        1997         1996       1995(a)
                                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $  15.26     $  16.42     $  15.96     $  15.03     $  14.53
                                                              --------     --------     --------     --------     --------
Income from investment operations
Net investment loss.......................................        (.17)        (.13)        (.12)        (.08)        (.11)
Net realized and unrealized gain on investment and foreign
   currency transactions..................................        5.51          .78         1.88         1.74          .80
                                                              --------     --------     --------     --------     --------
   Total from investment operations.......................        5.34          .65         1.76         1.66          .69
                                                              --------     --------     --------     --------     --------
Less distributions
Distributions in excess of net investment income..........        (.02)        (.01)        (.05)       --           --
Distributions from net realized capital gains.............        (.60)       (1.80)       (1.25)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
   Total distributions....................................        (.62)       (1.81)       (1.30)        (.73)        (.19)
                                                              --------     --------     --------     --------     --------
Net asset value, end of year..............................    $  19.98     $  15.26     $  16.42     $  15.96     $  15.03
                                                              --------     --------     --------     --------     --------
                                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................................       36.00%        4.95%       11.70%       11.57%        4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $310,458     $274,248     $335,007     $326,978     $268,498
Average net assets (000)..................................    $297,322     $312,569     $350,518     $294,230     $287,656
Ratios to average net assets:
   Expenses, including distribution fees..................        1.99%        2.06%        2.07%        2.12%        2.19%
   Expenses, excluding distribution fees..................        1.07%        1.13%        1.14%        1.20%        1.27%
   Net investment loss....................................        (.96)%       (.82)%       (.68)%       (.67)%       (.84)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                      Class C
                                                              -------------------------------------------------------
                                                                              Year Ended October 31,
                                                              -------------------------------------------------------
                                                              1999(a)     1998(a)      1997        1996       1995(a)
                                                              -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................    $ 15.25     $ 16.41     $ 15.96     $ 15.03     $14.53
                                                              -------     -------     -------     -------     -------
Income from investment operations
Net investment loss.......................................       (.18)       (.14)       (.11)       (.05)      (.11)
Net realized and unrealized gain on investment and foreign
   currency transactions..................................       5.51         .78        1.86        1.71        .80
                                                              -------     -------     -------     -------     -------
   Total from investment operations.......................       5.33         .64        1.75        1.66        .69
                                                              -------     -------     -------     -------     -------
Less distributions
Distributions in excess of net investment income..........       (.01)      (c)          (.05)      --          --
Distributions from net realized capital gains.............       (.60)      (1.80)      (1.25)       (.73)      (.19)
                                                              -------     -------     -------     -------     -------
   Total distributions....................................       (.61)      (1.80)      (1.30)       (.73)      (.19)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year..............................    $ 19.97     $ 15.25     $ 16.41     $ 15.96     $15.03
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
TOTAL RETURN(b):..........................................      35.94%       4.90%      11.63%      11.57%      4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $14,184     $10,698     $10,244     $ 7,693     $3,733
Average net assets (000)..................................    $11,866     $10,286     $ 9,093     $ 5,516     $2,284
Ratios to average net assets:
   Expenses, including distribution fees..................       2.07%       2.13%       2.14%       2.20%      2.25%
   Expenses, excluding distribution fees..................       1.07%       1.13%       1.14%       1.20%      1.25%
   Net investment loss....................................      (1.02)%      (.90)%      (.75)%      (.72)%     (.76)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Distribution in excess of net investment income was $.001.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Financial Highlights                              PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------

                                                                                  Class Z
                                                              -----------------------------------------------
                                                                                                   March 1,
                                                                                                    1996(c)
                                                                  Year Ended October 31,            Through
                                                              -------------------------------     October 31,
                                                              1999(a)     1998(a)      1997          1996
                                                              -------     -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $ 16.23     $ 17.35     $ 16.65       $ 15.42
                                                              -------     -------     -------     -----------
Income from investment operations
Net investment income (loss)..............................         --         .02         .04           .06
Net realized and unrealized gain on investment and foreign
   currency transactions..................................       5.84         .82        1.96          1.18
                                                              -------     -------     -------     -----------
   Total from investment operations.......................       5.84         .84        2.00          1.24
                                                              -------     -------     -------     -----------
Less distributions
Distributions in excess of net investment income..........       (.18)       (.16)       (.05)       --
Distributions from net realized capital gains.............       (.60)      (1.80)      (1.25)         (.01)
                                                              -------     -------     -------     -----------
   Total distributions....................................       (.78)      (1.96)      (1.30)         (.01)
                                                              -------     -------     -------     -----------
Net asset value, end of period............................    $ 21.29     $ 16.23     $ 17.35       $ 16.65
                                                              -------     -------     -------     -----------
                                                              -------     -------     -------     -----------
TOTAL RETURN(b):..........................................      37.25%       5.97%      12.72%         8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................    $48,430     $36,338     $44,412       $40,416
Average net assets (000)..................................    $42,312     $41,799     $46,545       $26,452
Ratios to average net assets:
   Expenses, including distribution fees..................       1.07%       1.13%       1.14%         1.20%(d)
   Expenses, excluding distribution fees..................       1.07%       1.13%       1.14%         1.20%(d)
   Net investment income (loss)...........................       (.02)%       .12%        .27%          .55%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                  PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants                 PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc.--Prudential Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential Global Growth Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) (formerly Prudential World Fund, Inc.--Global Series) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1999


                                                  PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)        PRUDENTIAL GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, dividends were paid of $.14, $.02, $.01 and $.18 per share (representing net investment income and short-term capital gains) for Class A, B, C and Z shares respectively, which are taxable as ordinary income. In addition, the Series paid to Class A, B, C and Z shares a long-term capital gain distribution of $.60 which is taxable as such. The Fund utilized redemptions as distributions in the amount of $.047 and $.277 of ordinary income and long-term capital gains, respectively, for each class of shares.

We wish to advise you that the corporate dividends received deduction for the Series is 22%. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 1999 the Series intends on passing through 15% of ordinary income distributions as a foreign tax credit.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

Portfolio of Investments as of              PRUDENTIAL WORLD FUND, INC.
October 31, 1999                            PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--89.0%
COMMON STOCKS--89.0%
------------------------------------------------------------
Argentina--0.9%
 170,000     Telecom Argentina SA (ADR)            $  4,675,000
------------------------------------------------------------
Australia--5.7%
2,712,000    Cable & Wireless Optus Ltd.              6,212,595
1,445,000    CSR Ltd.                                 3,245,633
1,302,700    Mayne Nickless Ltd.                      3,532,826
 715,000     National Australia Bank Ltd.            11,041,048
2,900,000    Pioneer International Ltd.               6,347,182
                                                   ------------
                                                     30,379,284
------------------------------------------------------------
Canada--3.9%
 303,200     Alcan Aluminum Ltd.                      9,942,504
 475,000     Bank of Nova Scotia                     10,846,812
                                                   ------------
                                                     20,789,316
------------------------------------------------------------
Finland--1.7%
 700,000     Stora Enso Oyj, Series R                 9,225,559
------------------------------------------------------------
France--9.2%
  28,200     Bouygues SA                              9,841,510
  86,000     Christian Dior SA                       15,432,726
      10     Elf Aquitaine SA                             1,476
  65,000     Peugeot SA                              12,507,223
  84,170     Total Fina SA, Series B                 11,403,682
                                                   ------------
                                                     49,186,617
------------------------------------------------------------
Germany--3.0%
 107,200     Adidas-Salomon AG                        7,776,208
 380,000     Continental AG                           8,273,481
                                                   ------------
                                                     16,049,689
------------------------------------------------------------
Italy--5.8%
 460,000     Banca Popolare Di Bergamo
                Credito Vaesino SpA                   9,918,267
5,082,000    Benetton Group SpA                      11,252,230
 230,000     Bipop-Carire SpA                         9,760,641
                                                   ------------
                                                     30,931,138
Japan--15.7%
1,236,500    Hitachi Ltd.                          $ 13,376,870
 530,000     Matsushita Electric Industrial Co.,
                Ltd.                                 11,167,267
 171,400     Oriental Land Co., Ltd.                 16,255,646
 120,000     Sony Corp.                              18,730,021
1,700,000    Sumitomo Marine & Fire Insurance
                Co., Ltd.                            13,136,549
1,662,400    Yasuda Fire & Marine Insurance Co.,
                Ltd.                                 11,266,180
                                                   ------------
                                                     83,932,533
------------------------------------------------------------
Netherlands--7.2%
 224,200     Akzo Nobel N.V.                          9,677,610
 200,000     ING Groep N.V.                          11,825,585
 247,957     Koninklijke Luchtvaart Maatschappij
                N.V.                                  6,771,124
 215,825     Koninklijke Pakhoed N.V.                 6,041,585
 217,350     Stork N.V.                               4,273,888
                                                   ------------
                                                     38,589,792
------------------------------------------------------------
New Zealand--1.0%
2,400,000    Carter Holt Harvey Ltd.                  3,044,699
 700,000     Fisher & Paykel Industries Ltd.          2,131,290
                                                   ------------
                                                      5,175,989
------------------------------------------------------------
South Korea--2.8%
 335,000     Korea Electric Power Corp.               9,802,834
  40,580     Pohang Iron & Steel Co., Ltd.            4,871,630
                                                   ------------
                                                     14,674,464
------------------------------------------------------------
Spain--4.4%
 615,400     Banco Bilbao Vizcaya SA                  8,292,261
 141,200     Banco de Andalucia SA                    5,031,947
 700,000     Iberdrola SA                            10,229,300
                                                   ------------
                                                     23,553,508
------------------------------------------------------------
Sweden--6.4%
 660,000     Electrolux AB, Series B                 13,200,322
 172,600     Pharmacia & Upjohn, Inc.                 9,356,411
 330,000     SKF AB, Series B                         6,720,896
 290,000     Svedala Industri AB                      5,128,174
                                                   ------------
                                                     34,405,803

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              PRUDENTIAL WORLD FUND, INC.
October 31, 1999                            PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Switzerland--9.5%
   5,500     Novartis AG                           $  8,241,325
  17,525     The Swatch Group AG                     13,982,223
  14,900     Sulzer AG                               10,477,787
  32,000     UBS AG                                   9,327,024
  33,000     Valora Holding AG                        8,414,826
                                                   ------------
                                                     50,443,185
------------------------------------------------------------
United Kingdom--11.8%
1,295,100    British Airways PLC                      6,621,231
 293,200     British Telecom PLC                      5,321,182
3,155,600    Corus Group PLC                          5,998,363
 570,000     National Westminster Bank PLC           12,874,685
 765,000     Rio Tinto PLC                           13,066,282
1,230,200    Royal & Sun Alliance Insurance
                Group PLC                             8,382,534
3,600,000    Tesco PLC                               10,696,849
                                                   ------------
                                                     62,961,126
                                                   ------------
             Total common stocks
                (cost US$359,560,996)               474,973,003
                                                   ------------
Principal Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--10.5%
------------------------------------------------------------
Repurchase Agreement
$ 56,017     Joint Repurchase Agreement Account,
                5.21%, 11/1/99
                (cost US$56,017,000; Note 5)         56,017,000
                                                   ------------
------------------------------------------------------------
Total Investments--99.5%
             (cost US$415,577,996; Note 4)          530,990,003
             Other assets in excess of
                liabilities--0.5%                     2,458,825
                                                   ------------
             Net Assets--100%                      $533,448,828
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 1999 was as follows:

Commercial Banking..................................    14.4%
Appliances & Household Durables.....................     8.5
Insurance...........................................     6.2
Recreation & Other Consumer Goods...................     5.5
Steel...............................................     4.5
Auto Manufacturing..................................     3.9
Utilities...........................................     3.8
Machinery & Engineering.............................     3.7
Merchandising.......................................     3.6
Health & Personal Care..............................     3.3
Real Estate.........................................     3.0
Telecommunications..................................     3.0
Electronics.........................................     2.5
Transportation - Airlines...........................     2.5
Forestry & Paper....................................     2.3
Financial Services..................................     2.2
Energy Sources......................................     2.1
Textiles & Apparel..................................     2.1
Metals - Nonferrous.................................     1.9
Chemicals...........................................     1.8
Construction & Housing..............................     1.8
Building Materials & Components.....................     1.8
Consumer Durable Goods..............................     1.5
Industrial Components...............................     1.3
Energy Equipment & Services.........................     1.1
Business & Public Services..........................     0.6
Beverages & Tobacco.................................     0.1
Repurchase Agreements...............................    10.5
                                                       -----
                                                        99.5%
Other assets in excess of liabilities...............     0.5
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities        PRUDENTIAL INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments excluding repurchase agreement at value (cost US$359,560,996).................................        $474,973,003
Repurchase agreement (cost US$56,017,000).................................................................          56,017,000
Cash......................................................................................................              56,848
Foreign currency, at value (cost US$4,436,981)............................................................           4,432,239
Receivable for Series shares sold.........................................................................           4,981,491
Dividends and interest receivable.........................................................................           2,824,499
Receivable for investments sold...........................................................................             510,492
Deferred expenses and other assets........................................................................               8,971
                                                                                                                ----------------
   Total assets...........................................................................................         543,804,543
                                                                                                                ----------------
Liabilities
Payable for Series shares reacquired......................................................................           7,611,609
Payable for investments purchased.........................................................................           1,792,485
Management fee payable....................................................................................             439,734
Accrued expenses..........................................................................................             345,914
Distribution fee payable..................................................................................             112,366
Withholding taxes payable.................................................................................              53,607
                                                                                                                ----------------
   Total liabilities......................................................................................          10,355,715
                                                                                                                ----------------
Net Assets................................................................................................        $533,448,828
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    237,992
   Paid-in capital in excess of par.......................................................................         389,643,949
                                                                                                                ----------------
                                                                                                                   389,881,941
   Undistributed net investment income....................................................................           3,562,439
   Accumulated net realized gain on investments...........................................................          24,729,222
   Net unrealized appreciation on investments and foreign currencies......................................         115,275,226
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................        $533,448,828
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($61,035,766 / 2,722,882 shares of common stock issued and outstanding).............................               $22.42
   Maximum sales charge (5% of offering price)............................................................                1.18
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $23.60
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($101,042,531 / 4,545,896 shares of common stock issued and outstanding)............................               $22.23
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($18,078,071/ 813,310 shares of common stock issued and outstanding)................................               $22.23
   Sales charge (1% of offering price)....................................................................                  .22
                                                                                                                ----------------
   Offering price to public...............................................................................               $22.45
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($353,292,460 / 15,717,141 shares of common stock issued and outstanding)...........................               $22.48
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INTERNATIONAL VALUE FUND
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1999
Income
   Dividends (net of foreign withholding
      taxes of $1,225,205).................     $ 12,309,633
   Interest................................        1,742,214
                                              ----------------
      Total income.........................       14,051,847
                                              ----------------
Expenses
   Management fee..........................        4,763,060
   Distribution fee--Class A...............          131,829
   Distribution fee--Class B...............          988,422
   Distribution fee--Class C...............          158,151
   Transfer agent's fees and expenses......          962,000
   Custodian's fees and expenses...........          410,000
   Reports to shareholders.................          130,000
   Registration fees.......................          100,000
   Legal fees and expenses.................           50,000
   Audit fees and expenses.................           35,000
   Directors' fees and expenses............           25,000
   Miscellaneous...........................           12,009
                                              ----------------
      Total expenses.......................        7,765,471
                                              ----------------
Net investment income......................        6,286,376
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.................       24,729,222
   Foreign currency transactions...........         (687,809)
                                              ----------------
                                                  24,041,413
                                              ----------------
Net change in unrealized appreciation on:
   Investments.............................       70,396,852
   Foreign currencies......................         (180,128)
                                              ----------------
                                                  70,216,724
                                              ----------------
Net gain on investments and foreign
   currencies..............................       94,258,137
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $100,544,513
                                              ----------------
                                              ----------------

PRUDENTIAL WORLD FUND, INC.
PRUDENTIAL INTERNATIONAL VALUE FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1999              1998
Operations
   Net investment income.......  $     6,286,376    $   5,103,635
   Net realized gain (loss) on
      investment and foreign
      currency transactions....       24,041,413         (336,142)
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............       70,216,724        6,169,963
                                 ---------------    -------------
   Net increase in net assets
      resulting from
      operations...............      100,544,513       10,937,456
                                 ---------------    -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................         (384,802)        (355,991)
      Class B..................          (50,664)        (388,835)
      Class C..................           (7,740)         (55,588)
      Class Z..................       (2,927,028)      (2,669,202)
                                 ---------------    -------------
                                      (3,370,234)      (3,469,616)
                                 ---------------    -------------
   Distributions from net
      realized capital gains
      Class A..................               --         (791,091)
      Class B..................               --       (1,944,176)
      Class C..................               --         (277,943)
      Class Z..................               --       (5,084,194)
                                 ---------------    -------------
                                              --       (8,097,404)
                                 ---------------    -------------
Series share transactions (net
   of conversions) (Note 6)
   Net proceeds from shares
      sold.....................    1,038,865,029      672,760,380
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............        3,360,460       11,451,509
   Cost of shares reacquired...   (1,015,931,671)    (647,270,258)
                                 ---------------    -------------
   Net increase in net assets
      from Series share
      transactions.............       26,293,818       36,941,631
                                 ---------------    -------------
Total increase.................      123,468,097       36,312,067
Net Assets
Beginning of year..............      409,980,731      373,668,664
                                 ---------------    -------------
End of year(a).................  $   533,448,828    $ 409,980,731
                                 ---------------    -------------
                                 ---------------    -------------
---------------
(a) Includes undistributed net
    investment income of.......  $     6,800,927    $   3,884,785
                                 ---------------    -------------
                                 ---------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: Prudential International Value Fund, formerly known as the International Stock Series (the 'Series') and Prudential Global Growth Fund, formerly known as the Global Series. The Series commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment income by $3,238,488 and increase accumulated net realized gain on investments by $368,115 and increase paid-in capital in excess of par by $2,870,373 for redemptions utilized as distributions for federal income tax purposes and for realized foreign currency losses during the year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCI') is a limited partner. Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the year ended October 31, 1999.
PIMS has advised the Series that they received approximately $86,400 and $23,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Series that for the year ended October 31, 1999, they received approximately $332,600 and $2,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIMS, PIFM and PAMCI are wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on
--------------------------------------------------------------------------------

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Series incurred fees of approximately $940,000 for the services of PMFS. As of October 31, 1999 approximately $76,700 such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended October 31, 1999 were $118,260,615 and $93,812,177, respectively.
The federal income tax basis of the Series' investments as of October 31, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $115,412,007 (gross unrealized appreciation--$136,133,492, gross unrealized depreciation--$20,721,485).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of October 31, 1999, the Series had a 5.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $56,017,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.
Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.
Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.
Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
As of October 31, 1999, 2,715 of the outstanding shares were owned by The Prudential Company of America.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1999:
Shares sold.......................    5,231,884    $ 108,850,967
Shares issued in reinvestment of
  dividends and distributions.....       20,402          378,859
Shares reacquired.................   (5,239,651)    (108,963,225)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............       12,635          266,601
Shares issued upon conversion from
  Class B.........................      132,844        2,755,379
                                    -----------    -------------
Net increase in shares
  outstanding.....................      145,479    $   3,021,980
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

                                            PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements               PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    3,579,531    $  68,487,089
Shares issued in reinvestment of
  dividends and distributions.....       64,964        1,127,781
Shares reacquired.................   (3,130,800)     (59,424,795)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      513,695       10,190,075
Shares issued upon conversion from
  Class B.........................       79,872        1,517,622
                                    -----------    -------------
Net increase in shares
  outstanding.....................      593,567    $  11,707,697
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended October 31, 1999:
Shares sold.......................    1,638,622    $  33,422,346
Shares issued in reinvestment of
  dividends and distributions.....        2,633           48,820
Shares reacquired.................   (2,127,610)     (43,374,506)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (486,355)      (9,903,340)
Shares reacquired upon conversion
  into Class A....................     (133,715)      (2,755,379)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (620,070)   $ (12,658,719)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    2,837,939    $  54,447,404
Shares issued in reinvestment of
  dividends and distributions.....      130,869        2,267,954
Shares reacquired.................   (2,530,182)     (47,519,258)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      438,626        9,196,100
Shares reacquired upon conversion
  into Class A....................      (80,332)      (1,517,622)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      358,294    $   7,678,478
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1999:
Shares sold.......................    1,059,135    $  21,509,606
Shares issued in reinvestment of
  dividends and distributions.....          405            7,502
Shares reacquired.................   (1,031,357)     (20,905,913)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       28,183    $     611,195
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................      878,403    $  16,772,243
Shares issued in reinvestment of
  dividends and distributions.....       18,693          323,948
Shares reacquired.................     (793,470)     (15,123,933)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      103,626    $   1,972,258
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended October 31, 1999:
Shares sold.......................   42,330,958    $ 875,082,110
Shares issued in reinvestment of
  dividends and distributions.....      157,357        2,925,279
Shares reacquired.................  (40,619,778)    (842,688,027)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,868,537    $  35,319,362
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................   27,696,101    $ 533,053,644
Shares issued in reinvestment of
  dividends and distributions.....      445,125        7,731,826
Shares reacquired.................  (27,308,803)    (525,202,272)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      832,423    $  15,583,198
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class A
                                                     -----------------------------------------------------------------------
                                                                                               October 1,      September 23,
                                                                                                  1996            1996(c)
                                                            Year Ended October 31,               Through          Through
                                                     -------------------------------------     October 31,     September 30,
                                                      1999          1998         1997(e)          1996             1996
                                                     -------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 18.33      $  18.24       $  16.59        $ 16.48          $ 16.54
                                                     -------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)....................         .27           .27            .24           (.01)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        3.97           .40           1.85            .12             (.06)
                                                     -------     ----------     ----------         -----            -----
   Total from investment operations.............        4.24           .67           2.09            .11             (.06)
                                                     -------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............        (.15)         (.18)          (.24)            --               --
Distributions from net realized capital gains...          --          (.40)          (.20)            --               --
                                                     -------     ----------     ----------         -----            -----
   Total distributions..........................        (.15)         (.58)          (.44)            --               --
                                                     -------     ----------     ----------         -----            -----
Net asset value, end of period..................     $ 22.42      $  18.33       $  18.24        $ 16.59          $ 16.48
                                                     -------     ----------     ----------         -----            -----
                                                     -------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................       23.30%         3.85%         12.85%           .67%            (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $61,036      $ 47,237       $ 36,184        $ 5,169(d)       $   199(d)
Average net assets (000)........................     $52,732      $ 44,708       $ 18,779        $ 2,793(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........        1.61%         1.62%          1.75%          2.05%(b)         2.46%(b)
   Expenses, excluding distribution fees........        1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................        1.35%         1.28%          1.40%         (1.03)%(b)         .75%(b)
Portfolio turnover rate.........................          21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class A shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class B
                                                     ------------------------------------------------------------------------
                                                                                                October 1,      September 23,
                                                                                                   1996            1996(c)
                                                             Year Ended October 31,               Through          Through
                                                     --------------------------------------     October 31,     September 30,
                                                       1999          1998         1997(e)          1996             1996
                                                     --------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  18.18      $  18.13       $  16.57        $ 16.47          $ 16.54
                                                     --------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)....................          .12           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................         3.94           .43           1.84            .12             (.07)
                                                     --------     ----------     ----------         -----            -----
   Total from investment operations.............         4.06           .53           1.96            .10             (.07)
                                                     --------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............         (.01)         (.08)          (.20)            --               --
Distributions from net realized capital gains...           --          (.40)          (.20)            --               --
                                                     --------     ----------     ----------         -----            -----
   Total distributions..........................         (.01)         (.48)          (.40)            --               --
                                                     --------     ----------     ----------         -----            -----
Net asset value, end of period..................     $  22.23      $  18.18       $  18.13        $ 16.57          $ 16.47
                                                     --------     ----------     ----------         -----            -----
                                                     --------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................        22.34%         3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $101,043      $ 93,896       $ 87,155        $ 1,922(d)       $   199(d)
Average net assets (000)........................     $ 98,842      $ 98,444       $ 47,584        $   313(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........         2.36%         2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution fees........         1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................          .59%          .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate.........................           21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                     Class C
                                                     -----------------------------------------------------------------------
                                                                                               October 1,      September 23,
                                                                                                  1996            1996(c)
                                                            Year Ended October 31,               Through          Through
                                                     -------------------------------------     October 31,     September 30,
                                                      1999          1998         1997(e)          1996             1996
                                                     -------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $ 18.18      $  18.13       $  16.57        $ 16.47          $ 16.54
                                                     -------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income...........................         .11           .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        3.95           .43           1.84            .12             (.07)
                                                     -------     ----------     ----------         -----            -----
   Total from investment operations.............        4.06           .53           1.96            .10             (.07)
                                                     -------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income............        (.01)         (.08)          (.20)            --               --
Distributions from net realized gains...........          --          (.40)          (.20)            --               --
                                                     -------     ----------     ----------         -----            -----
   Total distributions..........................        (.01)         (.48)          (.40)            --               --
                                                     -------     ----------     ----------         -----            -----
Net asset value, end of period..................     $ 22.23      $  18.18       $  18.13        $ 16.57          $ 16.47
                                                     -------     ----------     ----------         -----            -----
                                                     -------     ----------     ----------         -----            -----
TOTAL RETURN(a).................................       22.34%         3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $18,078      $ 14,271       $ 12,354        $   200(d)       $   199(d)
Average net assets (000)........................     $15,815      $ 14,345       $  7,473        $   202(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution fees........        2.36%         2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution fees........        1.36%         1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss).................         .59%          .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate.........................          21%           15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights                        PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------

                                                                                    Class Z
                                                     ---------------------------------------------------------------------
                                                                                                October 1,      Year Ended
                                                                                                   1996         September
                                                             Year Ended October 31,               Through          30,
                                                     --------------------------------------     October 31,     ----------
                                                       1999          1998         1997(d)          1996            1996
                                                     --------     ----------     ----------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  18.38      $  18.28       $  16.59       $   16.48       $  15.25
                                                     --------     ----------     ----------     -----------     ----------
Income from investment operations:
Net investment income (loss)....................          .31           .30            .31            (.01)           .22
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................         3.99           .41           1.82             .12           1.20
                                                     --------     ----------     ----------     -----------     ----------
   Total from investment operations.............         4.30           .71           2.13             .11           1.42
                                                     --------     ----------     ----------     -----------     ----------
Less distributions:
Dividends from net investment income............         (.20)         (.21)          (.24)             --           (.19)
Distributions from net realized gains...........           --          (.40)          (.20)             --             --
                                                     --------     ----------     ----------     -----------     ----------
   Total distributions..........................         (.20)         (.61)          (.44)             --           (.19)
                                                     --------     ----------     ----------     -----------     ----------
Net asset value, end of period..................     $  22.48      $  18.38       $  18.28       $   16.59       $  16.48
                                                     --------     ----------     ----------     -----------     ----------
                                                     --------     ----------     ----------     -----------     ----------
TOTAL RETURN(a).................................        23.62%         4.08%         13.13%            .67%          9.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................     $353,292      $254,577       $237,976       $ 190,428       $188,386
Average net assets (000)........................     $308,917      $258,322       $219,419       $ 191,228       $161,356
Ratios to average net assets:
   Expenses, including distribution fees........         1.36%         1.37%          1.50%           1.80%(b)       1.61%(c)
   Expenses, excluding distribution fees........         1.36%         1.37%          1.50%           1.80%(b)       1.61%(c)
   Net investment income (loss).................         1.59%         1.53%          1.65%           (.78)%(b)      1.58%(c)
Portfolio turnover rate.........................           21%           15%             9%              4%            15%



                                                  Year Ended
                                                   September
                                                      30,
                                                  ----------
                                                     1995
                                                  ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  14.84
                                                  ----------
Income from investment operations:
Net investment income (loss)....................        .18(c)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions.................................        .66
                                                  ----------
   Total from investment operations.............        .84
                                                  ----------
Less distributions:
Dividends from net investment income............       (.10)
Distributions from net realized gains...........       (.33)
                                                  ----------
   Total distributions..........................       (.43)
                                                  ----------
Net asset value, end of period..................   $  15.25
                                                  ----------
                                                  ----------
TOTAL RETURN(a).................................       5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................   $136,685
Average net assets (000)........................   $118,927
Ratios to average net assets:
   Expenses, including distribution fees........       1.60%(c)
   Expenses, excluding distribution fees........       1.60%(c)
   Net investment income (loss).................       1.58%(c)
Portfolio turnover rate.........................         20%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Net of expense subsidy/recovery.
(d) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL WORLD FUND, INC.
Report of Independent Accountants           PRUDENTIAL INTERNATIONAL VALUE FUND
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential World Fund, Inc.--Prudential International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Prudential International Value Fund (the 'Fund', one of the portfolios constituting Prudential World Fund, Inc.) (formerly Prudential World Fund, Inc.--International Stock Series) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated November 27, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 21, 1999
--------------------------------------------------------------------------------

                                             PRUDENTIAL WORLD FUND, INC.
Federal Income Tax Information (Unaudited)   PRUDENTIAL INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1999, dividends of $.15 per share for Class A shares, $.01 per Class B shares, $.01 per Class C shares and $.20 per Class Z shares (representing net investment income and short-term capital gains) which are taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $.124 of ordinary income for each class of shares.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 1999 the Fund intends on passing through 34% of ordinary income distributions as a foreign tax credit.
In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.
--------------------------------------------------------------------------------

                   APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

      AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

      AAA - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

      AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

      AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

      BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

      BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

      B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

      DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

      Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION

     Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX III--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

                               [GRAPHIC OMITTED]

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                     III-1

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.


      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

====================================================================================================================================
YEAR                    1989       1990       1991      1992      1993      1994      1995      1996      1997       1998      1999
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                14.4%       8.5%      15.3%      7.2%     10.7%     (3.4)%    18.4%      2.7%      9.6%      10.0%    -2.56%
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)           15.4%      10.7%      15.7%      7.0%      6.8%     (1.6)%    16.8%      5.4%      9.5%       7.0%     1.86%
------------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)      14.1%       7.1%      18.5%      8.7%     12.2%     (3.9)%    22.3%      3.3%     10.2%       8.6%    -1.96%
------------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)                 0.8%      (9.6)%     46.2%     15.8%     17.1%     (1.0)%    19.2%     11.4%     12.8%       1.6%     2.39%
------------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                (3.4)%     15.3%      16.2%      4.8%     15.1%      6.0%     19.6%      4.1%     (4.3)%      5.3%    -5.07%
====================================================================================================================================
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURNS PERCENT         18.8%      24.9%      30.9%     11.0%     10.3%      9.9%      5.5%      8.7%     17.1%       8.4%     7.46%
====================================================================================================================================

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

      This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential Mutual Fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/1985 - 12/31/1999)(IN U.S. DOLLARS)

  [The following table was depicted as a bar chart in the printed materials.]

                         Sweden           22.70%
                         Hong kong        20.37%
                         Spain            20.11%
                         Netherland       18.63%
                         Belgium          18.41%
                         France           17.69%
                         USA              17.39%
                         U.K.             16.41%
                         Europe           16.28%
                         Switzerland      15.58%
                         Sing/mlysia      15.07%
                         Denmark          14.72%
                         Germany          13.29%
                         Australia        11.68%
                         Italy            11.39%
                         Canada           11.10%
                         Japan             9.59%
                         Norway            8.91%
                         Austria           7.09%


Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA). Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


      This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends.

                               [GRAPHIC OMITTED]

Source: Lipper, Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION

  [The following table was depicted as a pie chart in the printed materials.]

                         Pacific basin     16.4%
                         Canada             2.1%
                         U.S               49.0%
                         Europe            32.5%


Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley International (MSCI) World Index. The totoal market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.



                                     III-3

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1999)

                                [GRAPHIC OMITTED]

----------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.



                                     III-4

                 APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Series is Managed--Manager" in the Prospectus. Thedata will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation
(PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified bythe Fund.


INFORMATION ABOUT PRUDENTIAL


      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


      Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.


      Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

      Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,400 offices in the United States.(2)

      Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $4 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of July 31, 1999, Prudential Investments Fund Management LLC is the twentieth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

----------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc., and Prudential Investment Portfolio, Inc. and Mercator Asset Management, L.P. as subadvisers to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.


(2)   As of December 31, 1996.

      Equity Funds. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


      High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


      Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.


      Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


INFORMATION ABOUT PRUDENTIAL SECURITIES


      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion.

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.


      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect , a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



----------


(3) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

                           PRUDENTIAL WORLD FUND, INC.
                 PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

                       Statement of Additional Information

                                January 10, 2000

     Prudential World Fund, Inc. (the Fund) is an open-end, management investment company presently consisting of three series. This Statement of Additional Information relates only to one of the series--Prudential Jennison International Growth Fund (the Series).

     THE SERIES' INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. The Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least five foreign countries. The Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that the Series' investment objective will be achieved. See "Description of the Series, Its Investments and Risks."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Series' Prospectus, dated January 10, 2000, a copy of which may be obtained from the Fund at the address noted above.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fund History ............................................................  B-2
Description of the Series, Its Investments and Risks ....................  B-2
Investment Restrictions .................................................  B-15
Management of the Fund and the Series ...................................  B-16
Control Persons and Principal Holders of Securities .....................  B-18
Investment Advisory and Other Services ..................................  B-18
Brokerage Allocation and Other Practices ................................  B-21
Capital Stock and Organization ..........................................  B-22
Purchase, Redemption and Pricing of Series Shares .......................  B-23
Shareholder Investment Account ..........................................  B-31
Net Asset Value .........................................................  B-35
Taxes, Dividends and Distributions ......................................  B-36
Performance Information .................................................  B-39
Appendix I--Description of Security Ratings .............................  I-1
Appendix II--General Investment Information .............................  II-1
Appendix III--Historical Performance Data ...............................  III-1
Appendix IV--Information Relating to Prudential .........................  IV-1
================================================================================
MF190B

                                  FUND HISTORY

     The Fund was organized under the laws of Maryland on September 28, 1994 as a corporation.

              DESCRIPTION OF THE SERIES, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund, of which this Series is a part, is a diversified open-end management investment company.

     (b) INVESTMENT STRATEGIES AND RISKS

     This section provides additional information on the principal investment policies and strategies of the Series that are described in the prospectus, as well as information on certain non-principal investment policies and strategies.

     The investment objective of the Series is to seek long-term growth of capital. The Series will seek to achieve this objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. The Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stock and preferred stock of issuers located in at least five foreign countries. The Series will focus its investment in approximately 60 companies that demonstrate the growth characteristics described in the Series' prospectus. The Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stock, preferred stock, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. The Series may invest up to 30% of its total assets in emerging markets securities. Although the Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by the Series and the Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by the Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that the Series' investment objective will be achieved. For a further description of the Series' investment objective and policies, see "How the Series Invests--Investment Objective and Policies" in the Prospectus.

EQUITY-RELATED SECURITIES

     The Series may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and master limited partnerships, among others.

     With respect to equity-related securities, the Series may purchase American Depositary Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

     Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist as legal tender with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Series will treat the euro as a separate currency from the national currency of any member state.


     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Series' investment adviser. To the extent the Series holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Series will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


     The medium to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Series will invest in obligations issued by an instrumentality of the U.S. Government only if Jennison Associates LLC (the subadviser or investment adviser) determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Series. For further information, see "Mortgage-Related Securities" below.

REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security.

     The Series will only enter into repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors (Qualified Institutions). The Subadviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit the Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investment of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to repurchase the securities, the Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. The Series may participate in a joint repurchase account managed by Prudential Investments Fund Management LLC pursuant to an order of the Commission.

FIXED INCOME SECURITIES

     In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

     Subsequent to its purchase by the Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by the Series, but the Series' Subadviser will consider the event in its determination of whether the Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, the Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. Appendix I to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     The Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings). These securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Custodian will maintain, in a segregated account of the Series, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments. The Series will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose the Series to risk because the securities may experience fluctuations in value prior to their actual delivery. The Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Series may commit up to 33-1/3% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools or mortgages with different prepayment histories than those sold. During the roll period, the Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the Series of portfolio securities to a financial institution concurrently with agreement by the Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Series with the proceeds of the initial sale may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The Series expects that under normal conditions most of the borrowings of the Series will consist of such investment techniques rather than bank borrowings.

MORTGAGE-RELATED SECURITIES

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     The Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     The Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that the Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Series' income will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only (IOs) and principal only
(PO) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Series' Subadviser, the investment restriction limiting the Series' investment in illiquid instruments will apply.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

     The Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitation in the Investment Company Act of 1940, as amended (Investment Company Act), on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company

Act as investment companies. To the extent that the Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

SECURITIES LENDING

     The Series will enter into securities lending transactions only with Qualified Institutions. The Series will comply with the following conditions whenever it lends securities: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Series must terminate the loan and regain the right to vote the securities. The Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially. The Series may lend up to 30% of the value of its total assets.

SEGREGATED ACCOUNTS

     When the Series is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, debt obligations or other liquid unencumbered assets, marked-to-market daily.

BORROWING

     The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of the Series' shares and in the yield on the Series. The Series does not intend to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 33 1/3% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions. The Series will not purchase portfolio securities if borrowings exceed 5% of the Series' total assets.

SECURITIES OF FOREIGN ISSUERS

     The value of the Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which the Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

EMERGING MARKETS SECURITIES

     Up to 30% of the Series' total assets may be invested in emerging markets securities. The risks of investing in foreign securities are heightened for emerging markets securities. Moreover, emerging markets securities present additional risks which should be considered carefully by an investor in the Series. Investing in emerging markets securities involves exposure to economies that are less diverse and mature, and political and legal systems which are less stable, than those of developed markets. In addition, investment decisions by international investors, such as the Series, particularly concurrent buying or selling programs, have a greater effect on securities prices and currency values than in more developed markets. As a result, emerging markets securities have historically been, and may continue to be, subject to greater volatility and share price declines than securities issued by U.S. corporations or companies in other markets that are considered developed.

     Many emerging markets have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative impact on securities prices.

LIQUIDITY PUTS

     The Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with the Series' investment objective, the Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of the Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Series' Subadviser considers, among other things, the amount of cash available to the Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Series.

ILLIQUID SECURITIES

     The Series may hold up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. If the Series were to exceed this limit, the Subadviser would take reasonable measures to reduce the Series' holding in illiquid securities to no more than 15% of its net assets.

     Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     However, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The Subadviser will monitor the liquidity of such restricted securities, subject to the supervision of Prudential Investments Fund Management LLC (the Manager) and the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid."

JOINT TRADING ACCOUNTS

     The Series intends to participate in one or more joint trading accounts whereby the Series, along with other investment companies managed by Prudential Investments Fund Management LLC, will jointly engage in repurchase agreements and jointly purchase money market instruments and short-term investment securities. The ability of the Series to participate in these joint trading accounts will be conditioned upon requirements imposed by an order received from the Securities and Exchange Commission, as may be amended from time to time.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES AND SECURITIES INDICES

     The Series may purchase and sell put and call options on any security in which it may invest or options on any securities index based on securities in which the Series may invest. The Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     The Series will write only "covered" options. A written option is covered if, as long as the Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, the Series' losses are potentially unlimited.

     Options on securities indices are similar to options on equity securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

     The Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Series or against an increase in the market value of the type of securities in which the Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     The Series may also purchase and write put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between the Series and its counterparty without the interposition of any clearing organization.

     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If the Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     The Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series, as the call writer, will not know that the call has been exercised until the next business day at the earliest. The time lag between exercise and notice of exercise poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been exercised, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     The Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Series' net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the Series' net assets.

     OPTIONS TRANSACTIONS. The Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. The Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. The Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised, and the Series will be obligated to buy the security at more than its market value.

     The Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. The Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Series would realize a loss on the purchase of the put option. The Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.

     RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     RISKS OF OPTIONS ON INDICES. The Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Series of options on indices would be subject to the Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Series. It is the Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Series will not purchase or sell any index option contract unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer, such as the Series, cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.


     Price movements in the Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, the Series would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when the Series' portfolio of stocks does not rise. If this occurred, the Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless the Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 33 1/3% of the Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.


     When the Series has written a call on an index, there is also a risk that the market may decline between the time the Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Series is able to sell securities in its portfolio to generate cash to settle the exercise. As with stock options, the Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Series would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Series has written is "covered" by an index call held by the Series with the same strike price, the Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time the Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the writer of that option. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     SPECIAL RISKS OF PURCHASING OTC OPTIONS. When the Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into an offsetting purchase transaction with the dealer or counterparty with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the Series to pay a premium to the counterparty. While the Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into offsetting transactions with the Series, there can be no assurance that the Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Series is able to effect an offsetting purchase transaction with respect to a covered OTC call option that the Series has written, it will not be able to liquidate securities held as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of default or insolvency of the counterparty, the Series may be unable to liquidate an OTC option.

     In entering into OTC options, the Series will be exposed to the risk that the counterparty will default on, or be unable to fulfill, due to bankruptcy or otherwise, its obligation under the option. In such event, the Series may lose the benefit of the transaction. The value of an OTC option to the Series is dependent upon the financial viability of the counterparty. If the Series decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. There is no limitation on the value of forward contracts into which the Series may enter. However, the Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. The Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     The Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when the Series anticipates the receipt of dividends or interest payments in a foreign currency with respect to a security it holds. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction in exchange for a fixed amount of dollars, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Series denominated in such foreign currency. Further, the Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a forward contract in a different currency or basket of currencies for hedging against market movements in another currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Series' counterparty to make or take delivery of the underlying currency at the maturity of a forward contract would result in the loss to a Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that offsetting closing transactions generally require negotiating directly with the counterparty to the forward contract. Thus, there can be no assurance that the Series will in fact be able to close out a forward currency contract at a favorable price prior to its maturity. In addition, in the event of insolvency of the counterparty, the Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.


     The Series may also purchase and sell futures contracts on foreign currencies and groups of foreign currencies to protect against the effect of adverse changes on foreign currencies. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily, and the payment of "variation margin" may be required, meaning the Series will provide or receive cash that reflects any decline or increase, as appropriate, in the contract's value, a process known as "marking to market."


     The Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by the Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If the Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of the currency of such foreign security (thereby increasing the cost of such security), the Series may purchase call options or write put options on the foreign currency. The Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of currency exchange rates.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

     The Series may use options on foreign currencies, futures contracts on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Series' securities are denominated. Such currency hedges can protect against price movements in a security that the Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or such contracts are more expensive than certain other contracts. In such cases, the Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the value of which the Series' Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of most futures contracts, options on futures contracts, forward contracts and options on foreign currencies in the interbank market depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, the Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) of the interbank market for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying currency markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS


     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose the Series to an obligation to another party. The Series will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES


     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to offset closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Series as a covered call option writer is unable to effect a offsetting purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.


     Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the underlying currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or the Subadviser may still not result in a successful hedging transaction.

     Although the Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close out a futures position. In the event the Series could not close out a futures position and the value of such position declined, the Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and the Euro.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options on futures transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series' total assets.

     Successful use of futures contracts by the Series is also subject to the ability of the Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities will not necessarily be at increased prices that reflect the rising market. The Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which the Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     The holder or writer of an option may close out its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such close out transactions can be effected.

OTHER INVESTMENT TECHNIQUES

     The Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of the Series may not be changed without the vote of a majority of the outstanding voting securities of the Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from the Series.

     THE SERIES MAY NOT:


     1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Series to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.


     2. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Series' total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Series' total assets (determined at the time of investment) would be invested in a single industry.

     3. Purchase any security if as a result the Series would then hold more than 10% of the outstanding voting securities of an issuer.


     4. Buy or sell real estate or interests in real estate, except that the Series may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.


     5. Purchase or sell commodities or contracts on commodities, except to the extent that the Series may do so in accordance with applicable law, as may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Series' asset coverage for borrowings falls below 300%, the Series will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(a) DIRECTORS

    The Fund has Directors who, in addition to overseeing the actions of the Series' Manager, Subadviser and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Series.

(b) MANAGEMENT INFORMATION-DIRECTORS AND OFFICERS


                                  POSITION WITH                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                                DURING PAST FIVE YEARS
------------------------          -------------                           ----------------------
Delayne Dedrick Gold (60)         Director         Marketing and Management Consultant; Director of The High Yield
                                                      Income Fund, Inc.

* Robert F. Gunia (52)            Vice President   Chief Administrative Officer (since June 1999) of Prudential
                                    and Director      Investments; Vice President (since September 1997) of the
                                                      Prudential Insurance Company of America (Prudential); Executive
                                                      Vice President and Treasurer (since December 1996), Prudential
                                                      Investments Fund Management LLC (PIFM); Senior Vice President
                                                      (since March 1987) of Prudential Securities Incorporated
                                                      (Prudential Securities); formerly Chief Administrative Officer
                                                      (July 1990-September 1996), Director (January 1989-September 1996)
                                                      and Executive Vice President, Treasurer and Chief Financial
                                                      Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                      Management, Inc. (PMF), Vice President and Director (since May
                                                      1989) of The Asia Pacific Fund, Inc.; Director of The High Yield
                                                      Income Fund, Inc.

Robert E. LaBlanc (64)            Director         President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                      (telecommunications); formerly General Partner at Salomon
                                                      Brothers and Vice-Chairman of Continental Telecom; Director of
                                                      Storage Technology Corporation, Titan Corporation, Salient 3
                                                      Communications, Inc. and Tribune Company; and Trustee of
                                                      Manhattan College.

* David R. Odenath (42)           Director         Officer in Charge, President, Chief Executive Officer and Chief
                                                      Operating Officer (since June 1999), PIFM; Senior Vice
                                                      President (since June 1999), Prudential; Senior Vice
                                                      President (August 1993-May 1999), PaineWebber Group, Inc.;
                                                      Director or Trustee of 44 fund within the Prudential Mutual Funds.

Robin B. Smith (59)               Director         Chairman (since August 1996) and Chief Executive Officer (since
                                                      January 1988), formerly President (September 1981-August 1996)
                                                      and Chief Operating Officer (September 1981-December 1988) of
                                                      Publishers Clearing House; Director of BellSouth Corporation,
                                                      Texaco Inc., Springs Industries Inc. and Kmart Corporation.

Stephen Stoneburn (55)            Director         President and Chief Executive Officer (since June 1996) of Quadrant
                                                      Media Corp. (a publishing company); formerly, President (June
                                                      1995-June 1996) of Argus Integrated Media, Inc.; formerly Senior
                                                      Vice President and Managing Director, (January 1993-1995) Cowles
                                                      Business Media; and Senior Vice President (January 1991-1992)
                                                      of Gralla Publications (a division of United Newspapers, U.K.);
                                                      and Senior Vice President of Fairchild Publications, Inc.


                                  POSITION WITH                            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE(1)              FUND                                DURING PAST FIVE YEARS
------------------------          -------------                           ----------------------
* John R. Strangfeld, Jr. (45)    Director,        Chief Executive Officer, Chairman, President and Director (since
                                  President and       January 1990), of The Prudential Investment Corporation,
                                  Chief Executive     Executive Vice President (since February 1998), Prudential Global
                                  Officer             Asset Management Group of Prudential, and Chairman (since August
                                                      1989), Pricoa Capital Group; formerly various positions,
                                                      including Chief Executive Officer (November 1994-December 1998),
                                                      Private Asset Management Group of Prudential and Senior Vice
                                                      President (January 1986-August 1989), Prudential Capital Group, a
                                                      unit of Prudential; President and Director or Trustee of 45 funds within the Prudential Mutual Funds.

Nancy H. Teeters (68)             Director         Economist; formerly Vice President and Chief Economist (March 1986-
                                                      June 1990) of International Business Machines Corporation;
                                                      Director (since July 1991) of Inland Steel Corporation; Director of The High Yield Income Fund, Inc.

Clay T. Whitehead (61)            Director         President of National Exchange Inc. (new business development firm) (since May 1983); Director or Trustee of 33 funds within the Prudential Mutual Funds.

Grace C. Torres (40)             Treasurer         First Vice President (since December 1996) of PIFM; First Vice
                                 and Principal        President (since March 1994) of Prudential Securities; formerly
                                 Financial and        First Vice President (March 1994-September 1996), Prudential
                                 Accounting           Mutual Fund Management, Inc. and Vice President (July 1989-March
                                 Officer              1994) of Bankers Trust Corporation.

Robert C. Rosselot (39)           Secretary        Assistant General Counsel (since September 1997) of PIFM.
                                                      Formerly, partner with the law firm of Howard & Howard,
                                                      Bloomfield Hills, Michigan (December 1995-September 1997) and,
                                                      prior thereto, Corporate Counsel, Federated Investors (1990-1995).

Stephen M. Ungerman (45)          Assistant        Vice President and Tax Director (since March 1996), Prudential
                                  Treasurer           Investments; formerly First Vice President, Prudential Mutual
                                                      Fund Management, Inc. (February 1993-September 1996).

-----------------

(1) The address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Investment Management Services LLC or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

     The Fund pays each of its Directors who is not an "affiliated" person of PIFM annual compensation of $12,400, in addition to certain out-of-pocket expenses. Directors who serve on fund committees receive additional compensation. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72.

     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1998 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1998. Below are listed the Directors who have served the Fund during its most recent fiscal year.


                                                       COMPENSATION TABLE

                                                                                                                  TOTAL 1998
                                                                          PENSION OR                             COMPENSATION
                                                                          RETIREMENT                               FROM FUND
                                                        AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL         AND FUND
                                                      COMPENSATION      AS PART OF FUND     BENEFITS UPON        COMPLEX PAID
                      NAME AND POSITION                 FROM FUND          EXPENSES          RETIREMENT         TO DIRECTORS(2)
                      -----------------               ------------     ----------------   ----------------      ---------------
Edward D. Beach--Former Director ......................   $7,500              None                N/A           $135,000(44/71)*
Delayne D. Gold--Director .............................   $7,500              None                N/A           $135,000(44/71)*
Robert F. Gunia (1)--Director .........................       --              None                N/A                 --
Don G. Hoff--Former Director ..........................   $7,500              None                N/A           $ 45,000(14/17)*
Robert E. LaBlanc--Director ...........................   $7,500              None                N/A           $ 45,000(14/17)*
David R. Odenath, Jr. (1)--Director ...................       --              None                N/A                 --
Robin B. Smith--Director ..............................   $7,500              None                N/A           $ 90,000(32/41)*
Stephen Stoneburn--Director ...........................   $7,500              None                N/A           $ 45,000(14/17)*
John R. Strangfeld, Jr. (1)--Director .................       --              None                N/A                 --
Nancy H. Teeters--Director ............................   $7,500              None                N/A           $ 90,000(26/47)*
Clay T. Whitehead .....................................   $7,500              None                N/A           $ 45,000(18/24)*

----------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).

(2) Total compensation from all the Funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $116,225 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     PIFM, as purchaser of shares of the Series prior to commencement of the public offering of the Series' shares, is deemed to be a control person of the Series.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     (A) INVESTMENT ADVISORS

     The manager of the Series is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How the Series is Managed--Manager" in the Prospectus. As of October 31, 1999 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $72 billion and, according to the Investment Company Institute, as of July 31, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund with respect to the Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM also administers the Series' business affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the

Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets of the Series in excess of $300 million and up to and including $1.5 billion, and
 .70 of 1% of the average daily net assets of the Series over $1.5 billion. The fee is computed daily and payable monthly by the Series.

     In connection with its management of the business affairs of the Series, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Series' personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Series' Subadviser;

          (b) all expenses incurred by PIFM or by the Series in connection with managing the ordinary course of the Series' business, other than those assumed by the Series as described below; and

          (c) the fees payable to Jennison Associates LLC (Jennison) pursuant to the subadvisory agreement between PIFM and Jennison.

     Under the terms of the Management Agreement, the Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Series' Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Series and of pricing the Series' shares, (d) the charges and expenses of legal counsel and independent accountants for the Series, (e) brokerage commissions and any issue or transfer taxes chargeable to the Series in connection with its securities transactions, (f) all taxes and corporate fees payable by the Series to governmental agencies, (g) the fees of any trade associations of which the Series may be a member, (h) the cost of stock certificates representing shares of the Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Series and of its shares with the Securities and Exchange Commission, filing notices under state securities laws, and the preparation and printing of the Fund's registration statements and prospectuses for purposes of regulatory filings, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series' business and (m) distribution fees. With respect to each of the foregoing general corporate expenses of the Fund, the Fund will allocate such expenses among all of its series, including the Prudential Jennison International Growth Fund, based on each series' relative net assets.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     PIFM has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Jennison. The Subadvisory Agreement with Jennison provides that PIFM will compensate Jennison for its services at an annual rate of .60% of the Series' average daily net assets up to and including $300 million, .50% of the Series' average daily net assets in excess of $300 million and up to and including $1.5 billion and .45% of the Series' average daily net assets in excess of $1.5 billion. As of September 30, 1999, Jennison had approximately $48.4 billion in assets under management. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of such services.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM, or Jennison upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(B)  DISTRIBUTOR AND RULE 12b-1 PLANS


      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Series.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of the Series pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Series. See "How the Series is Managed--Distributor" in the Prospectus.

      The Series' Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares of the Series will be paid as compensation for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Series Class B Plan provides that (i) .25 of 1% of the average daily net assets of the Class B shares of such Series will be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets will be paid as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). The Series' Class C Plan provides that (i) .25 of 1% of the average daily net assets of the Class C shares of the Series will be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of the Series' average daily net assets will be paid as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

      In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Series may not exceed .75 of 1% per class. The 6.25% limitation applies to the Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

FEE WAIVERS/SUBSIDIES

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Series. In addition, the Distributor has contractually agreed to waive a portion of its distribution fee for the Class A shares as described above. Fee waivers and subsidies will increase the Series' total return.

(C)  OTHER SERVICE PROVIDERS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

      Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadviser.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Series' order.

      Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, the Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

      In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

      Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

                         CAPITAL STOCK AND ORGANIZATION

      THE FUND IS AUTHORIZED TO ISSUE 1.5 BILLION SHARES OF COMMON STOCK, $.01 PER SHARE WHICH ARE CURRENTLY DIVIDED INTO THREE PORTFOLIOS OR SERIES, PRUDENTIAL GLOBAL GROWTH FUND, PRUDENTIAL INTERNATIONAL VALUE FUND AND PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND, EACH OF WHICH CONSISTS OF 500 MILLION AUTHORIZED SHARES. THE SHARES OF EACH SERIES ARE CURRENTLY DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of each Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Series is Managed--Distributor" in the Prospectus. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine.

      The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

      Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

      The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF SERIES SHARES

      Shares of the Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares and Class C shares) or (ii) on a deferred basis (Class B and Class C shares). Class Z shares of the Series are offered to a limited group of investors at net asset value without any sales charges.

      Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

      PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc., Prudential Jennison International Growth Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., Jennison International Growth Fund, Class A, Class B, Class C or Class Z shares, as applicable, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF SERIES SHARES FOR SECURITIES


      Transactions involving the issuance of Series shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Series, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Series' investment adviser.


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using the Series' net asset value at the commencement of its operations, the maximum offering price of the Series' shares is as follows:

CLASS A
Net asset value and redemption price per Class A share                   $10.00
Maximum sales charge (5% of offering price)                                 .53
                                                                         ------
Maximum Offering price to public                                         $10.53
                                                                         ======
CLASS B
Net asset value, offering price and redemption price per Class B share*  $10.00
                                                                         ======
CLASS C
Net asset value and redemption price per Class C share*                  $10.00
Maximum sales charge (1% of offering price)                                 .10
                                                                         ------
Maximum Offering price to public                                         $10.10
                                                                         ======
CLASS Z
Net asset value, offering price and redemption price per Class Z share   $10.00
                                                                         ======


----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

      If you intend to hold your investment in the Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over either Class A or Class B shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period.

      If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B shares over either Class A or Class C shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A shares" below. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

      BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance and number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

      OTHER WAIVERS. In addition, Class A shares may be purchased without the initial sales charge (at NAV), through the Distributor or the Transfer Agent, by:

     o    officers of the Prudential Mutual Funds (including the Fund);

     o employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent;

     o employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer;

     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries;

     o    members of the Board of Directors of Prudential;

     o real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent;

     o registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer;

     o investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively Benefit Plans), (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase;

     o investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution;

     o orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who places trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and

     o orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").

      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "How to Buy, Sell and Exchange Shares of the Series--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

      An eligible group of related Series investors includes any combination of the following:

     o    an individual;

     o    the individual's spouse, his or her children and their parents;

     o    the individual's and spouse's Individual Retirement Account (IRA);

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     o one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers. An employer controlling, controlled by or under common control with another employer is deemed related to that employer.

      The Transfer Agent, the Distributor or dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege described in this subsection does not apply to individual participants in any retirement or group plans.

      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

      LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Series and shares of other Prudential Mutual Funds (Investment Letter of Intent).


      For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds, other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.


      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Investment Letter of Intent does not obligate the investor to purchase, nor the Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.


      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.

CLASS B AND CLASS C SHARES

      The offering price of Class B shares is the NAV next determined following receipt of an order by the Transfer Agent, your dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Series to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Series is Managed--Distributor" in the Prospectus. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

      BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

      INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and
(3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES


      Class Z shares of the Series may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (i) the plan purchases shares of the Series pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Series is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.


SALE OF SHARES

      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a dealer, your dealer must receive your sell order before the Fund computes its NAV for that day (i.e., 4:15 P.M., New York time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of the Series through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your dealer.

      Payment for the redemption of recently purchased shares will be delayed until the Series or the Transfer Agent has been advised that the check has been honored, which may take up to ten days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

      SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or
(d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your Dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your Dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

      Payment for redemption of recently purchased shares will be delayed until the Series or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

      REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Net Asset Value." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Series during any 90-day period for any one shareholder.

      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Series, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent either directly or through the Distributor of your dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price of the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
               YEAR SINCE PURCHASE            OF DOLLARS INVESTED OR
                  PAYMENT MADE                  REDEMPTION PROCEEDS
              --------------------           -------------------------
              First ............................       5.0%
              Second ...........................       4.0%
              Third ............................       3.0%
              Fourth ...........................       2.0%
              Fifth ............................       1.0%
              Sixth ............................       1.0%
              Seventh ..........................       None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person either individually or in joint tenancy (with right of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this 12% threshold is reached.

      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

      You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC. The waiver will be granted subject to confirmation of your entitlement.

      In connection with waivers of the CDSC, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate or, in the
                                                  case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

                                                  A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead
                                                  stating that the shareholder is permanently disabled. (In
                                                  the case of a trust, a copy of the trust agreement
                                                  identifying the grantor will required as well.) The letter must also indicate the date of disability.


Disability--An individual will be considered      A copy of the Social Security Administration award letter or
disabled if he or she is unable to engage         a letter from a physician on the physician's letterhead
in any substantial gainful activity by reason     stating that the shareholder is permanently disabled. (In
of any medically determinable physical or         the case of a trust, a copy of the trust agreement
mental impairment which can be expected to        identifying the grantor will be required as well.) The letter
result in death or to be of long-continued        must also indicate the date of disability.
and indefinite duration.


Distribution from an IRA or 403(b)                A copy of the distribution form from the custodial firm
Custodial Account                                 indicating (i) the date of birth of the shareholder and (ii)
                                                  that the shareholder is over age 59-1/2 and is taking a
                                                  normal distribution--signed by the shareholder.


Distribution from Retirement Plan                 A letter signed by the plan administrator/trustee
                                                  indicating the reason for the distribution.

Excess Contributions                              A letter from the shareholder (for an IRA) or the plan
                                                  administrator/trustee on company letterhead
                                                  indicating the amount of the excess and whether or not
                                                  taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

      BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

      PRUARRAY OR SMARTPATH PLAN. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath programs.

CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "pref-erential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT


      Upon the initial purchase of the Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for the issuance of a certificate. The Series makes available to the shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

      The Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds (the Exchange Privilege), including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

CLASS A. Shareholders of the Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

      The following money market funds participate in the Class A Exchange
Privilege:

              Prudential California Municipal Fund
                (California Money Market Series)

              Prudential Government Securities Trust
                (Money Market Series)
                (U.S. Treasury Money Market Series)

              Prudential Municipal Series Fund
                (Connecticut Money Market Series)
                (Massachusetts Money Market Series)
                (New Jersey Money Market Series)
                (New York Money Market Series)

              Prudential Money Mart Assets (Class A Shares)

              Prudential Tax-Free Money Fund

CLASS B AND CLASS C. Shareholders of the Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in the Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of the Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


SPECIAL EXCHANGE PRIVILEGES. Special exchange privileges are available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this first exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for these exchange privileges will be calculated on the business day prior to the date of the exchanges. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another dealer that they are eligible for either of these special exchange privileges.

      Participants in any fee-based program for which the Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college for the 1993-1994 academic year averaged around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

     PERIOD OF
     MONTHLY INVESTMENTS:       $100,000     $150,000      $200,000    $250,000
     --------------------       --------     --------      --------    --------
     25 Years ................   $  110       $  165       $  220      $  275
     20 Years ................      176          264          352         440
     15 Years ................      296          444          592         740
     10 Years ................      555          833        1,110       1,388
     5 Years .................    1,371        2,057        2,742       3,428

      See "Automatic Investment Plan (AIP)."

----------

      (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

      (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

      AIP is an efficient and automatic means to effect dollar cost averaging. Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.

      The Transfer Agent, the Distributor or the shareholder's broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

                     CONTRIBUTIONS       PERSONAL
                     MADE OVER:           SAVINGS            IRA
                     ------------        ---------         -------
                     10 years             $ 26,165        $ 31,291
                     15 years               44,676          58,649
                     20 years               68,109          98,846
                     25 years               97,780         157,909
                     30 years              135,346         244,692
----------

      (1)The chart is for illustrative purposes only and does not represent the performance of any class of the Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

      From time to time, the Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Series may waive or reduce its minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      The Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Series' net asset value to be as of 4:15 P.M., New York time.

      Under the Investment Company Act, the Directors are responsible for determining in good faith fair value of securities of the Series. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter), are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or the Valuation Committee or the Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity is 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Series will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Series' shares shall be determined at the time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      The Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, the Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit the Series' ability to invest in other types of assets.

      As a regulated investment company, the Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. The Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on the Series to the extent the Series does not meet certain distribution requirements by the end of each calendar year.

      Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Series accrues income, expenses or other liabilities denominated in a foreign currency and the time the Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


      Gains or losses on sales of securities by the Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a purchase by the Series of the option from its holder, the Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Series in the closing transaction. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Series to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Series may be subject to original issue discount rules which may, among other things, cause the Series to accrue income in advance of the receipt of cash with respect to interest and market discount rules which may, among other things, cause gains to be treated as ordinary income.


      Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

      Forward currency contracts, options and futures contracts entered into by the Series may create "straddles" for federal income tax purposes, which may result in the deferral of losses on positions held by the Series to the extent of any unrecognized gain on offsetting positions held by the Series and a limitation on the deductibility of interest or other charges incurred to purchase or carry such positions.

     A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Series distributes the PFIC income as a taxable dividend to its shareholders. If the Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Series; those amounts would be subject to the distribution requirements applicable to the Series described above. Because the election to treat a PFIC as a qualifying electing Fund cannot be made without the provision of certain information by the PFIC, the Series may not be able to make such an election. If the Series does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of the Series' taxable year, and thus avoid the special tax and interest charge. The gains the Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Series must distribute to shareholders, notwithstanding that the Series would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

      Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that the Series' income is derived from certain dividends received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held the Series' shares, and will not be eligible for the dividends-received deduction for corporations.

      Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Series on the reinvestment date.


      Any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      If a shareholder who acquires shares of the Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

      Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

      Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

      If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

      Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

      The Series may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Series and of shareholders of the Series with respect to distributions by the Series may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                        n
                                  P(1+T) = ERV

     Where:  P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     YIELD. The Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a classes' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                                      [  (  a-b     )6   ]
                             YIELD = 2[  (------- +1)  -1]
                                      [  (  cd      )    ]

Where:    a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares  outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Class as to what an investment in the Class will actually yield for any given period. Yields for the Class will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of the Class income and expenses.

     AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Class and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:       P =  a hypothetical initial payment of $1000.
           ERV =  ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     From time to time, the performance of the Series and its classes may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                                   PERFORMANCE
                             COMPARISON OF DIFFERENT
                              TYPES OF INVESTMENTS
                               OVER THE LONG TERM
                              (12/31/25 - 12/31/98)

                      GRAPHICAL REPRESENTATION OF BAR CHART

                        Common Stocks            11.2%
                        Long-Term Gov't. Bonds    5.3%
                        Inflation                 3.1%

--------------

     (1) Source: Ibbotson Associates, STOCKS, BONDS, BILLS AND INFLATION--1998 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                      APPENDIX II--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.



                            [GRAPHIC OMITTED-CHART A]



Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 to December 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTOR




                            [GRAPHIC OMITTED-CHART B]





(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through September 30, 1998. It does not represent the performance of any Prudential Mutual Fund.







                            [GRAPHIC OMITTED-CHART C]








Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of 9/30/98. Used with permission. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the investment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.





This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.







                            [GRAPHIC OMITTED-CHART D]




Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All Rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.










                            [GRAPHIC OMITTED-CHART E]







Source: Morgan Stanley Capital International, September 30, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.







                                     III-3

    This chart below shows the historical volatility of general interest rates as measured by the long term U.S. Treasury Bond.

               LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)










                                [GRAPHIC OMITTED-CHART F]









----------------


Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


                                     III-4

                           [GRAPHIC OMITTED-CHART G]



----------------


Source: Lipper, Inc. Past performance does not guarantee future results, and does not represent the performance of any Prudential mutual fund. Country returns are based on annual total returns for MSCI country indexes. Universe examined includes the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Malaysia, Spain, Sweden, Switzerland, the United Kingdom, and the United States.




                                     III-5

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of August 31, 1998, Prudential Investments Fund Management LLC is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

---------------------
(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. LLC as one of the subadvisers to Prudential Investment Portfolio, Inc. and Mercator Asset Management, L.P. as subadvisers to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1996.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazines listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

--------------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management LLC, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6)  As of December 31, 1994.

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

    During 1997, approximately 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect[SM], a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "Stable Outlook."

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------------------
(7)  As of December 31, 1997.

(8) In 1995, INSTITUTIONAL INVESTOR magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian institutions. This survey is conducted annually.